As filed with the Securities and Exchange Commission on April 29, 2016

File No. 333-207988
File No. 811-23114

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

Registration Statement under the Securities Act of 1933	[X]
Pre-Effective Amendment No. 1	[X]
Post-Effective Amendment No.___	[ ]
and/or
Registration Statement under the Investment Company Act of 1940 Amendment No. 1	[X] [X]

(Check appropriate box or boxes)

GUIDEMARK® ALTERNATIVE LENDING INCOME FUND
(Exact Name of Registrant as Specified in Charter)

1655 Grant Street, 10th Floor
Concord, CA 94520
(Address of Principal Executive Office) (Zip Code)

(800) 664-5345
Registrant’s Telephone Number, including Area Code

Carrie E. Hansen
1655 Grant Street, 10th Floor
Concord, CA 94520
(Name and Address of Agent for Service)

Please send copies of all communication to:

Michael P. O’Hare, Esquire Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, Pennsylvania 19103

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  [X]
It is proposed that this filing will become effective (check appropriate box)
      [    ] when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares, no par value	100,000 Shares	$10	$1,000,000	$100.70

(1) Estimated pursuant to Rule 457(o) solely for the purpose of calculating the registration fee.

      (2) A registration fee of $100.70 was previously paid in connection with the initial filing filed on November 13, 2015.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PRELIMINARY PROSPECTUS

Subject to completion, dated [____], 2016

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

GuideMark® Alternative Lending Income Fund
Shares of Beneficial Interest

Prospectus

[_____], 2016

The Fund. The GuideMark® Alternative Lending Income Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company.  The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act.  AssetMark, Inc. (“AssetMark” or the “Advisor”) serves as the Fund’s investment advisor, and Echelon Capital Strategies, LLC, doing business as Echelon Asset Management  (“Echelon” or the “Sub-Advisor”) serves as the Fund’s sub-advisor.

Investment Objective. The Fund’s investment objective is to provide a high level of current income. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Investment Strategy.  Under normal market conditions, the Fund will seek to achieve its investment objective by investing, directly or indirectly, at least 80% of its net assets (plus any borrowings for investment purposes) in loans to consumers and small- and mid-sized companies originated through alternative lending platforms (“marketplace loans”). For purposes of this policy, the Fund may invest directly or indirectly in marketplace loans through various types of instruments, including: (a) whole loans originated through an alternative lending platform (or an affiliate thereof); (b) notes or other pass-through obligations issued by an alternative lending platform such as the purchase of borrower payment dependent notes (collectively, “Notes”) which represent the right to receive principal and interest payments on a fractional portion of an underlying loan; (c) asset-backed securities representing ownership in a pool of marketplace loans; and (d) pooled investment funds including private investment funds that are not registered under the 1940 Act (“private funds”), open-end or closed-end investment companies and exchange-traded funds (collectively, “Underlying Funds”) that provide exposure to marketplace loans (collectively, the “Marketplace Lending Instruments”).  The Fund may invest up to 20% of its net assets in other income-producing securities of any credit quality and maturity.   For more information, see “PRINCIPAL INVESTMENT STRATEGIES AND RISKS.”

Investing in the Fund involves substantial risks that arise from, among other things, the Fund’s investments in loans with varying degrees of credit risk, limited restrictions on borrower credit criteria, and limited recourse in the event that a borrower is unable or unwilling to repay a loan. Most marketplace loans are unsecured, not guaranteed or insured by a third-party or backed by any governmental agency.  The Fund is not appropriate for all investors and should only be purchased by investors who can afford the loss of the entire amount of their investment.  Before investing in the Fund, you should read the discussion of principal risks set forth in this Prospectus under “PRINCIPAL INVESTMENT STRATEGIES AND RISKS—Principal Risks of Investing in the Fund.”  In addition, investors should consider the following:

·      The amount of distributions the Fund may pay to shareholders, if any, is uncertain;

·       The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings and amounts from your affiliates that are subject to repayment by investors;

·       If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under the loan, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized, and/or it may be impracticable to commence a legal proceeding against the defaulting borrower;

·          The Marketplace Lending Instruments (as defined in the Prospectus) in which the Fund may invest will not typically be guaranteed or insured by any third-party and will not typically be backed by any governmental authority;

·          Prospective borrowers supply a variety of information regarding the purpose of the loan, income, occupation and employment status (as applicable) to the lending platforms.  As a general matter, the platforms do not verify the majority of this information, which may be incomplete, inaccurate, false or misleading.  Prospective borrowers may misrepresent any of the information they provide to the platforms, including their intentions for the use of loan proceeds;

·          Marketplace Lending Instruments are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”).  Such unrated instruments may be comparable in quality to securities falling into any of the ratings categories used by such NRSROs.  Accordingly, certain of the Fund’s unrated investments could constitute a highly risky and speculative investment, similar to an investment in “junk” bonds;

·          The Marketplace Lending Instruments in which the Fund may invest may have varying degrees of credit risk and the Fund will not be restricted by any borrower credit criteria or credit risk limitation (other than the Fund restricting its investments in sub-prime consumer loans to a maximum of 50% of the Fund’s net assets at the time of investment, as described below).  There can be no assurance that payments due on underlying marketplace loans will be made;

·          At any given time, the Fund’s portfolio may be substantially illiquid and subject to increased credit and default risk.  Shares of the Fund should be purchased only by investors who could afford the loss of the entire amount of their investment.  Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund; and

·          As a result of the foregoing and other risks described in this Prospectus, an investment in the Fund is considered highly speculative.

The Offering.  Shares of beneficial interest in the Fund (“shares”) are offered for purchase on a monthly basis in a continuous offering at their net asset value (“NAV”) per share next determined after an order is accepted. The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open or close to new investments at any time at the discretion of the Advisor, subject to approval by the Fund’s Board of Trustees (the “Board”).

Use of Proceeds.  The proceeds to the Fund of the offering of the [___] shares currently registered but not yet issued or distributed are estimated at $[__] and, subject to the expenses of issuance and distribution and  net of the Fund’s ongoing fees and expenses, will be invested in accordance with the Fund’s program as soon as practicable after each monthly closing of such offering or at such other times as may be determined by the Board, subject to any repurchases of shares by the Fund.  The estimated expenses of issuance and distribution for such shares are included as Other Expenses under the section “Fees and Expenses of the Fund” below. Pending the investment of the proceeds of any offering in securities and other investments consistent with the Fund’s investment program, the Fund may, during periods of adverse market conditions, deviate from its investment objective and invest all or a portion of its assets in certain short-term investments, including money market funds or high quality, short-term debt securities, or hold cash. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

Shares Not Listed on an Exchange.  The Fund has no plans to list its shares on any securities exchange, and no secondary market currently exists or will likely develop for Fund shares.  This means that you may not be able to freely sell your shares, except through the Fund’s quarterly repurchase offers, discussed below. As a result, an investment in the Fund may not be suitable for investors that require liquidity.

Periodic Offers to Repurchase Shares.  The Fund’s shares are not redeemable each business day.  Instead, at the end of each fiscal quarter, the Fund will make an offer to repurchase a stated amount of the Fund’s outstanding shares (a “Repurchase Offer”). It is expected that each Repurchase Offer will be for approximately 5-10% of the Fund’s outstanding shares, subject to applicable law and to approval of the Board.  In all cases, each Repurchase Offer will be for at least 5% and not more than 25% of the Fund’s outstanding shares, as required by Rule 23c-3 under the 1940 Act.

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The Fund will repurchase shares at a price equal to the NAV per share on the repurchase pricing date.  The Fund offers to purchase only a portion of its shares each quarter, and there is no guarantee that investors will be able to sell all of their shares that they desire to sell in any particular Repurchase Offer. If a Repurchase Offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each shareholder. For more details about the Fund’s periodic offers to repurchase shares, see “PERIODIC OFFERS TO REPURCHASE SHARES.”

This Prospectus sets forth important information about the Fund that you should know before investing. You should read it carefully before you invest, and keep it for future reference.  Additional information about the Fund is contained in a Statement of Additional Information (“SAI”) dated [_____], 2016 which has been filed with the U.S. Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus.  The SAI’s table of contents is at the end of this Prospectus.  The Fund’s financial statements will be contained in the Annual and Semi-Annual Reports of the Fund as they become available.

To obtain the SAI, or the Fund’s Annual and Semi-Annual Reports as they become available, free of charge, or to make inquiries or request additional information about the Fund, please contact us by telephone at (888) 278-5809 or by mail at GuideMark® Alternative Lending Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 3201-0701.  You also may obtain these materials free of charge on the Fund’s website at www.AssetMark.com.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Neither the SEC nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

	Per Share	Total
Price to Public(1)	$10.00	$[ ]
Sales Load	None	None
Proceeds to the Fund(2)	$10.00	$[ ]

(1)   Shares are offered at a price equal to NAV per share, which initially is $10.00 per share, and are offered on a best efforts basis, meaning that the Fund will commence operations regardless of the number of shares sold.

(2)   [The Fund incurred organizational expenses that remain a liability of the Fund and will gradually be reduced in equal installments over a period of 12 months from the date the Fund commenced investment operations.  The remaining liability, as of the date the Fund commenced operations is $[____] and the amount of the monthly reduction is $[____]. The  foregoing expenses that are incurred during the annual period as described in "Expense Summary" below are included in the  Total Annual Fund operating expenses described in such summary.]

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Table of Contents
FUND SUMMARY
PRINCIPAL INVESTMENT STRATEGIES AND RISKS
MORE INFORMATION ABOUT THE FUND
ACCOUNT AND SHARE INFORMATION
MANAGEMENT OF THE FUND
PERFORMANCE
CONTINUOUS OFFERING
USE OF PROCEEDS FROM SALES OF SHARES
DETERMINATION OF NET ASSET VALUE
DISTRIBUTION OF FUND SHARES
INVESTOR SUITABILITY
PURCHASING FUND SHARES
PERIODIC OFFERS TO REPURCHASE SHARES
MARKET TIMING POLICY
DIVIDENDS, DISTRIBUTIONS AND TAXES
COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND SERVICE PROVIDERS
FINANCIAL HIGHLIGHTS
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

1 2 18 18 19 22 22 22 22 23 23 23 24 27 27 29 29 30

FUND SUMMARY

About the Fund
The GuideMark® Alternative Lending Income Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company.  The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act.  The Fund’s principal business is investing its assets pursuant to its investment objective and policies, as described in this Prospectus.

The Fund’s shares are not redeemable each business day.  Without a secondary market, shares are not liquid, which means that they are not readily marketable.  To provide shareholders with an opportunity to sell their shares at net asset value (“NAV”), the Fund will make quarterly repurchase offers, which are quarterly offers by the Fund to repurchase a designated percentage of the outstanding shares owned by the Fund’s shareholders (“Repurchase Offers”).  The Fund offers to purchase only a portion of its shares each quarter, and there is no guarantee that investors will be able to sell all of their shares that they desire to sell in any particular repurchase offer. As a result, an investment in the Fund may not be suitable for investors that require liquidity.  See “PERIODIC OFFERS TO REPURCHASE SHARES” below.

Investment Objective
The Fund’s investment objective is to provide a high level of current income.  The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	None
Repurchase Fee(1)	None
Annual Fund Operating Expenses (as a percentage of net assets attributable to common shares)
Management Fees	[__]%
Interest Payments on Borrowed Funds(2)	[__]%
Other Expenses	[__]%
Administrative Service Fees	[__]%
All Other Expenses(3)	[__]%
Acquired Fund Fees and Expenses(4)	[__]%
Total Annual Fund Operating Expenses	[__]%
Amount of Fee Waiver and/or Expense Assumption(5)	[__]%
Total Annual Fund Operating Expenses(5)	[__]%
(1)           The Fund does not currently charge a repurchase fee. However, the Fund reserves the right to charge a repurchase fee of up to 2%. Such fee would be payable to the Fund to offset repurchase expenses.
(2)           [Interest Payments on Borrowed Funds estimated amounts for the initial fiscal year.  However, this amount may vary depending on market conditions as well as the availability of investment opportunities.  Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 1/3% of the Fund’s total assets.  The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes.]

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(3)           [All Other Expenses are based on estimated amounts for the initial fiscal year and include estimated expenses of issuance and distribution of Fund shares, as well as the Fund’s remaining liability for organizational expenses. The Fund incurred organizational expenses that remain a liability of the Fund and will gradually be reduced in equal installments over a period of 12 months from the date the Fund commenced investment operations.  The remaining liability, as of the date the Fund commenced operations is $[____] and the amount of the monthly reduction is $[____].  The Advisor and its affiliates may pay from their own resources additional compensation to securities dealers in connection with the sale and distribution of Fund shares.  All Other Expenses also include any fees charged directly to the Fund by the alternative lending platforms through which the Fund invests.]
(4)           Acquired Fund Fees and Expenses are based on estimated amounts for the initial fiscal year.
(5)           The Advisor has contractually agreed through [_____], 2017, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses (excluding taxes, interest, trading costs, acquired fund fees and expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed [___]% of average daily net assets.  This expense limitation agreement may not be terminated prior to [____], 2017 unless the Fund’s Board of Trustees (the “Board”) consents to an earlier revision or termination. Under the expense limitation agreement, the Advisor may recapture waived fees and expenses borne for a three-year period under specified conditions. No recoupment will be paid to AssetMark if the Fund’s current Total Annual Fund Operating Expenses exceed the expense limitation in effect at the time fees were waived or expenses were reimbursed.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The Example assumes that you invest $1,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The Example reflects adjustments made to the Fund’s operating expenses due to the fee waiver and/or expense reimbursement by the Advisor for the 1-year number only.

Open-end mutual funds present this example information with respect to investments of $10,000, rather than investments of $1,000, as presented below for this closed-end, interval fund.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[__]	$[__]

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies of the Fund
Under normal market conditions, the Fund will seek to achieve its investment objective by investing, directly or indirectly, at least 80% of its net assets (plus any borrowings for investment purposes) in loans to consumers and small- and mid-sized companies originated through alternative lending platforms (“marketplace loans”). For purposes of this policy, the Fund may invest directly or indirectly in marketplace loans through various types of instruments, including: (a) whole loans originated through an alternative lending platform (or an affiliate thereof); (b) notes or other pass-through obligations issued by an alternative lending platform such as the purchase of borrower payment dependent notes (collectively, “Notes”) which represent the right to receive principal and interest payments on a fractional portion of an underlying loan; (c) asset-backed securities representing ownership in a pool of marketplace loans; and (d) pooled investment funds including private investment funds that are not registered under the 1940 Act (“private funds”), open-end or closed-end investment companies and exchange-traded funds (collectively, “Underlying Funds”) that provide exposure to marketplace loans (collectively, the “Marketplace Lending Instruments”).

The Fund intends to invest primarily in whole loans.  The Fund may, however, invest without limit in any of the foregoing types of Marketplace Lending Instruments, except that the Fund will not invest greater than 45% of its net assets in Notes issued by any single alternative lending platform and the Fund’s investments in private funds will be limited to no more than 20% of the Fund’s net assets.

The Fund may also invest up to 20% of its net assets in other income-producing securities of any credit quality and maturity, as described in further detail below. The allocation of the Fund’s assets into these different types of investments will be determined by the Advisor in its sole discretion, based in part upon the Advisor’s anticipation of share repurchases as well as the availability of satisfactory Marketplace Lending Instruments that can be purchased by the Fund each month. During temporary defensive periods, the Fund may deviate from its investment objective and policies, and the Fund may invest all or a portion of its assets in certain short-term investments, including money market funds or high quality, short-term debt securities, or hold cash.

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Investing in the Fund involves substantial risks that arise from, among other things, the Fund’s investments in marketplace loans with varying degrees of credit risk, limited restrictions on borrower credit criteria, and limited recourse in the event that a borrower is unable or unwilling to repay a loan. Most marketplace loans are unsecured, not guaranteed or insured by a third-party or backed by any governmental agency.  The Fund is not appropriate for all investors and should only be purchased by investors who can afford the loss of the entire amount of their investment. For information about risks of investing in the Fund, see “Principal Risks of Investing in the Fund” below.

The Fund’s principal investment strategies are non-fundamental and may be changed without shareholder approval.

Investment Philosophy and Process
The Advisor and Sub-Advisor believe that the recent and continuing growth of marketplace lending represents an attractive, evolving investment opportunity. The marketplace lending model is growing in popularity with borrowers because of its perceived low interest rates, efficient application process, and overall improved borrower lending experience. The lower cost-structure associated with online originations creates the potential for alternative lending platforms to offer borrowers attractive rates. Furthermore, marketplace lenders sophisticated technology platforms have created an efficient means of enabling the direct lending between institutions and individual borrowers; an investment opportunity previously dominated by traditional financial institutions.  Marketplace lending and other non-traditional lending mechanisms (“alternative lending”) have begun to take market share from more traditional financial institutions, such as commercial banks, credit card companies and others. Although still in its infancy as a market, we believe marketplace lending can offer investors the opportunity for high levels of current income and attractive returns.  The Sub-Advisor is primarily responsible for selecting the Fund’s investments in Marketplace Lending Instruments, which will consist primarily of investments in whole loans sourced through one or more alternative lending platforms.

The Sub-Advisor conducts due diligence with respect to the lending platforms it uses to source loans for the Fund and assesses, among other things, the viability of each platform to sustain its business for the foreseeable future, whether the platform has the appropriate expertise, ability and operational systems to conduct its business, the financial condition and outlook for the platform, and the platform’s ability to manage regulatory, business and operational risks.  The Sub-Advisor will also conduct credit due diligence on alternative lending platforms to ensure sound underwriting standards and predictive credit models.  The Sub-Advisor’s due diligence in this regard will include examining delinquency and default trends of the loans originated by a particular platform, as well as changes to the platform’s minimum underwriting criteria.  Although the Sub-Advisor is not able to directly review the platforms’ credit models, it intends to meet periodically with representatives from each platform through which the Fund invests to discuss significant model updates and review each platform’s underwriting performance. To the extent possible, the Sub-Advisor will also evaluate the performance of existing loans issued by an originator to ensure that net returns and defaults are in-line with expectations.

In constructing the Fund’s portfolio, the Sub-Advisor expects to invest across various loan maturities (most commonly ranging from one month to several years), borrower and loan types (typically consumers and small businesses), and geographic locations of borrowers (ideally, although not necessarily, investing to some degree in all 50 states).  The Sub-Advisor will seek to allocate Fund assets to the investments it identifies as presenting a risk/return ratio that is in line with the Fund’s yield targets, as determined by the Sub-Advisor.

In selecting marketplace loan investments for the Fund, the Sub-Advisor considers a number of factors, including the risk-return profile of the marketplace loan or pool of marketplace loans, taking into account, among other things, the purpose of the loans and the terms and other characteristics of the loans, interest rates, and expected default rates.  The Sub-Advisor will not always have the ability to select individual loans for investment.   Where it does have the ability to review and select individual loans, the Sub-Advisor’s proprietary statistical model analyzes credit data (i.e., to the extent available, borrower reported income, FICO scores, and other various credit bureau attributes reported to the major credit bureaus) to choose investments it deems most appropriate for the Fund.  Where the Sub-Advisor does not have the ability to review and select individual loans, it will screen potential investments in loans by imposing minimum quantitative and qualitative criteria on the loans in which it will invest by limiting the Fund’s loans to the loan segments and platforms selected by the Sub-Advisor.

The Sub-Advisor will significantly rely on the borrower credit information provided by the platforms through which it will make the Fund’s investments, as the Sub-Advisor will have limited ability to verify such information itself. The Sub-Advisor will receive updates of such borrower credit information provided by independent third party service providers to the platforms and will therefore be able to monitor the credit profile of its investments on an ongoing basis.

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More about the Fund’s Investments

Alternative Lending Platforms Generally
Investing in loans originated through alternative lending platforms that provide a marketplace for lending is often referred to as “online lending,” “marketplace lending” or “peer-to-peer lending.” Online marketplace lenders directly connect consumers and small- and mid-sized companies with investors like the Fund who are willing to provide funding, eliminating the role of more traditional financial institutions, such as commercial banks, credit cards and others, from the process.  By directly connecting borrowers and lenders, alternative lending platforms are usually able to reduce interest rates to qualified borrowers while providing lenders with an opportunity to receive higher yields. There has been a recent rise in these platforms’ sourcing volumes and the alternative lending platform model may continue to capture market share from the more traditional lending operations in the years ahead.

Loan origination processes vary significantly across alternative lending platforms and they are continuing to develop.  Generally, alternative lending platforms charge fees to lenders in exchange for providing various services, including screening borrowers for their eligibility and credit criteria, managing marketplace supply and demand, and facilitating payments and debt collection.  Alternative lending platform operators may also charge borrowers an origination fee as a percentage of their loan amount.  To obtain a loan, prospective borrowers are required to submit detailed information about themselves and their finances to the operator of the alternative lending platform, who then assesses their application.  Their applications are generally subject to review and credit scoring by the platforms. Applications may be declined as a result of failing to meet platform standards on one or more criteria such as, among other things, insufficient credit scores, debt-to-income ratios that are too high, or, in the case of small and medium enterprises (“SMEs”), insufficient operating history. Typically, after accepting a loan application and classifying each loan into a credit grade and assigning an interest rate level or band, the platform posts the loan request online for funding on an individual or pooled basis, depending on the platform. Prospective lending members, like this Fund, may then seek to invest in loans via such platform.

It is expected that once a borrower accepts a loan offer and receives funding, an amortizing loan is activated and principal and interest are paid down on a monthly basis for the specified loan term. The Advisor and the Sub-Advisor expect that investor members should earn the stated interest net of any platform servicing fees and less any defaulted repayments.

Investments in Marketplace Lending Instruments

Whole Loans.  As noted above, the Fund intends to invest primarily in whole loans.  The Fund currently anticipates that its loan investments will be sourced predominantly from alternative lending platforms based in the United States, a substantial portion of which will be through purchases of whole loans from borrowers with credit profiles that present a risk/return ratio that is in line with the Fund’s yield targets, as determined by the Sub-Advisor.  Whole loans are not SEC-registered securities.  The Fund initially anticipates that a substantial portion of its online loan investments will be sourced from one of these few platforms. The Sub-Advisor intends to build relationships and intends to enter into agreements with several platforms, but there may be times when a substantial portion of the Fund’s investments are sourced from one platform.  However, if there are not sufficient qualified loan requests through any platform, the Fund may be unable to deploy its capital in a timely or efficient manner.  In such event, the Fund may be forced to invest in cash, cash equivalents, or other assets that fall within its investment policies that are generally expected to offer lower returns than the Fund’s target returns from investments in whole loans.

As a general matter, most platform loans are unsecured obligations of the borrowers and are not secured by any collateral, not guaranteed or insured by any third-party and not backed by any governmental authority in any way. In some instances, marketplace loans may be secured (generally in the case of SME loans and real estate loans). For example, real estate marketplace loans may be secured by a deed of trust, mortgage, security agreement or legal title to real estate.  Even in these instances, there can be no assurance that any collateral pledged to secure a marketplace loan can be liquidated quickly or at all or will generate proceeds sufficient to offset any defaults on such loans. Marketplace loans are not rated by the nationally recognized statistical rating organizations (“NRSROs”) and may constitute a high-risk and speculative investment.

A large portion of the Fund’s investments may be unsecured and have speculative characteristics and therefore may be high risk, including the heightened risk of nonpayment of interest or repayment of principal. The Fund may also invest in loans or other securities that are rated below investment grade or, if not rated, are considered to be below investment grade by the Sub-Advisor. Below investment grade securities are commonly referred to as “junk bonds” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund will restrict its investments in sub-prime consumer loans (i.e., loans with a FICO score below 640 or as otherwise determined by the Sub-

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Advisor) to a maximum of 50% of the Fund’s net assets at the time of investment. Under normal circumstances, the Fund expects to invest 20% to 25% in such loans.

The marketplace loans purchased by the Fund are executed electronically and no physical notes are delivered. With few exceptions, marketplace loans are typically not listed on any securities exchange. Marketplace loans are therefore generally illiquid and the issuers provide no assurances as to the liquidity or value of the loans.

When purchasing whole loans from platform operators, the Fund intends to hold the loans until maturity.  The Fund assumes all of the credit risk on the loans and is generally not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan.  Platform operators generally will not be required to repurchase marketplace loans from the Fund except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by the Fund as a purchaser of whole loans.  As the loan servicer, the platform operator typically has the ability to refer any delinquent marketplace loan to a collection agency, which may impose additional fees and costs.

Notes Issued by Alternative Lending Platforms.   In addition to whole loans, the Fund may invest in Notes issued by one or more alternative lending platforms (also referred to as borrower payment dependent notes).  Each Note purchased by the Fund will represent a fractional interest in a particular loan.  When the Fund purchases a Note, the platform holds on its books the underlying borrower loans and sells “fractional loans” to investors, whereby the investor holds the Note entitling it to an interest in the cash flows, principal and interest, from the underlying borrower loans. The cash flows on the Note will track and depend upon the cash flows on the underlying loan.  As the sole issuer of the Note, only the platform will be obligated to make payments in respect of the Note as principal, guarantor or issuer.  Notes, unlike whole loans, are sold through publicly registered offerings or through unregistered private offerings.

Notes are pass-through obligations of the operators of the alternative lending platforms, and not direct obligations of the borrowers under the underlying loans originated by the platforms.  As such, when the Fund invests in Notes, it is exposed to the credit risk of the operator in addition to the credit risk of the borrower.  An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments to the Fund even if the borrowers of the underlying marketplace loans timely make all payments due from them. In addition, Notes are non-recourse obligations (except to the extent that the operator actually receives payments from the borrower on the loan). When investing in Notes, the Fund assumes all of the borrower credit risk on the loans in which it invests and is not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments.

As the holder of a Note, the Fund will not have any right or ability to: (1) obtain custody or take delivery of the corresponding member loan; (2) service the member loan; (3) amend or waive any of the terms of the member loan; (4) obtain the identity of, or otherwise contact, the borrower member obligated under the member loan; or (5) enforce the terms of the member loan against the borrower, including suing for non-payment of the member loan or breach of member loan covenants, or filing a bankruptcy claim against a bankrupt borrower member.  Furthermore, the platform issuing a Note is not obligated to use the actual cash received from member loan payments to make payments on the Notes.  Note payments must simply be in an amount equal to the member loan payments (less any applicable service charges).  When the Fund holds a Note issued by a platform, it is exposed to the credit risk not only of the underlying borrower but also of the platform.  The relatively low principal amounts of marketplace loans often makes it impracticable for the platform operator to commence legal proceedings against defaulting borrowers.  Platform operators also have the ability to sell defaulted Notes to third-party collection agencies to obtain some measure of recovery for investors, however, the ability to conduct such sales and the prices obtained through the sales process are not guaranteed.

When the Fund commits to purchase a Note or whole loan, there may be a delay between that time and the issuance of the Note or loan.  During that delay, the amount of the Fund’s assets committed to the Note or whole loan investment will not be available for investment in other marketplace loans or other related investments. Because the amount of the Fund’s investment in a Note or whole loan does not earn interest until the issuance of the Note or loan, the delay in issuance will have the effect of reducing the effective rate of return on the investment.

Asset-Backed Securities. The Fund also may invest in marketplace loans through special purpose vehicles (“SPVs”) established solely for the purpose of holding assets (e.g., small business loans) and issuing securities (“asset-backed securities”) secured only by such underlying assets (which practice is known as securitization). The Fund may invest, for example, in an SPV that holds a pool of loans originated by a particular platform. The SPV may enter into a service agreement with the

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platform operator or a related entity to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred.

The SPV may issue multiple classes of asset-backed securities with different levels of seniority. The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset-backed securities. Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates. In general, the Fund may invest in both rated senior classes of asset-backed securities as well as unrated subordinated (residual) classes of asset-backed securities. The subordinated classes of asset-backed securities in which the Fund may invest are typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes.

The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because they generally will be subject to prepayment based upon prepayments received by the SPV on the loan pool. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the weighted average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets.

SPVs may be offered pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act, Rule 506 thereunder and applicable state securities laws, and in reliance on Section 3(c)(1) or 3(c)(7) under the 1940 Act for an exemption from registration as investment companies under such Act.  Investments in such SPVs are subject to the Fund’s 20% investment limitation with respect to investments in private funds set forth below under “Underlying Funds.”

Underlying Funds.  The Fund may invest up to 20% of its net assets in private funds that are not registered under the 1940 Act (i.e., private funds) that provide exposure to marketplace loans.  As noted above, such investments may be counted for purposes of the Fund’s policy of investing at least 80% of its net assets directly or indirectly in marketplace loans.  The private funds in which the Fund may invest are expected to be offered pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act, Rule 506 thereunder and applicable state securities laws.  Such companies are also expected to be relying on Section 3(c)(1) or 3(c)(7) under the 1940 Act for an exemption from registration as investment companies under such Act.  By investing in the Fund, you will indirectly bear fees and expenses of the Underlying Funds.  Certain Underlying Funds in which the Fund may invest are private funds that charge, in addition to a base management fee, a performance-based fee calculated as a percentage of the Underlying Fund’s income, capital gains and/or appreciation.

Investments in Other Income Producing Securities
The Fund may invest up to 20% of its net assets in other income-producing securities of any credit quality and maturity.  For this purpose, “other income producing securities” includes secured and unsecured bank loans, U.S. government debt securities, corporate debt securities, exchange-traded notes, and other debt securities, including those rated below investment grade (“high-yield debt securities” or “junk bonds”).  Below investment grade debt securities are those rated below Baa3 by Moody’s Investors Service or equivalently by another NRSRO.  The Advisor may allocate the Fund’s assets in response to changing market, financial, economic, and regulatory factors and events that the Advisor believes may affect the values of the Fund’s investments. When considering such investments, the Advisor will consider various factors, including evaluation of interest and currency exchange rates, credit risk, sector risk and duration.

Borrowing
The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes.  Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 ⅓ percent of the Fund’s total assets.  Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks.  (See “Principal Risks of Investing in the Fund — Borrowing and Leverage Risk”)

Cash and Cash Equivalents
As part of its principal investment strategies or for temporary defensive purposes, any portion of the Fund’s assets may be invested in cash and cash equivalents.  The Fund may invest in such instruments directly or indirectly through its investment in Underlying Funds.  The Fund’s approach is flexible and allows the Advisor and/or Sub-Advisor to shift the Fund’s allocations in response to changing market conditions, including with respect to the availability of loans of satisfactory quality.

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Marketplace loans and other related investments could constitute a highly risky and speculative investment. There can be no assurance that payments due on underlying marketplace loans will be made. Shares of the Fund therefore should be purchased only by investors who can afford the loss of the entire amount of their investment.

Principal Risks of Investing in the Fund

Risks Relating to the Fund’s Investments

Management Risk:  An investment or allocation strategy used by the Fund may fail to produce the intended results.  The Advisor’s or Sub-Advisor’s judgments about the attractiveness, value and potential appreciation of a particular loan or other asset in which the Fund invests may prove to be incorrect.  In addition, the implementation of the Fund’s investment strategies is a particularly specialized activity due to the nature of the Fund’s investments.  The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

Market Risk:  The value of the Fund’s investments and the NAV of the shares of the Fund will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of borrowers whose loans are purchased by the Fund or issuers in which the Fund invests.

Credit Risk: Marketplace loans and debt securities in which the Fund invests are subject to the credit risk of the borrower or issuer.  This means that the borrower or issuer may experience financial problems, causing it to be unable to meet its payment obligations.  This could result in a decline of the income available for distribution to shareholders as well as a decline in the value of the Fund’s shares.

Marketplace loans and related investments are generally not rated by the NRSROs and constitute a highly risky and speculative investment.  The loans in which the Fund may invest have varying degrees of credit risk and the Fund will not be restricted by any borrower credit criteria or credit risk limitation (other than the Fund restricting its investments in sub-prime consumer loans to a maximum of 50% of the Fund’s net assets at the time of investment, as described herein).  Certain of the marketplace loans in which the Fund may invest may represent obligations of consumers who would not otherwise qualify for, or would have difficulty qualifying for, credit from traditional sources of lending, or SMEs that are unable to effectively access public equity or debt markets. Traditional sources of credit such as bank loans typically impose more stringent credit requirements than the loans provided by certain platforms through which the Fund may make its investments. Therefore, the delinquency and default experience on the marketplace loans may be significantly higher than those experienced by financial products arising from traditional sources of lending. Shareholders are urged to consider the highly risky nature of the credit quality of marketplace loans when analyzing an investment in the Fund.

The Fund’s investments in loans, including marketplace loans as well as bank loans, are also subject to the risk of subordination to the interests of other creditors, limited or no collateral, the lack of a secondary market, extended settlement periods, the risk of prepayment and the lack of publicly available information.

Credit and Interest Rate Analysis Risk: The Sub-Advisor is reliant in part on the borrower credit information provided to it or assigned by the platforms when selecting Marketplace Lending Instruments for investment. To the extent a credit rating is assigned to each borrower by a platform, such rating may not accurately reflect the borrower’s actual creditworthiness. A platform may be unable, or may not seek, to verify all of the borrower information obtained by it, which it may use to determine such borrower’s credit rating. Borrower information on which platforms and lenders may rely may be outdated. For example, following the date a borrower has provided its information to the platform, it may have defaulted on a pre-existing debt obligation, taken on additional debt or sustained an adverse financial or life event. In addition, certain information that the Sub-Advisor would otherwise seek may not be available, such as financial statements and other financial information. Furthermore, the Sub-Advisor may be unable to perform any independent follow-up verification with respect to a borrower to the extent the borrower’s name, address and other contact information is required to remain confidential. There is risk that a borrower may have supplied false or inaccurate information. If a borrower supplied false, misleading or inaccurate information, repayments on the corresponding marketplace loan may be lower, in some cases significantly lower, than expected.

The interest rates on marketplace loans established by the platforms may have not been appropriately set. A failure to set appropriate rates on the marketplace loans may adversely impact the ability of the Fund to receive returns on its Marketplace Lending Instruments that are commensurate with the risks associated with directly or indirectly owning such instruments.

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In addition, certain other information used by the platforms and the Sub-Advisor in making loan and investment decisions may be deficient and/or incorrect, which increases the risk of loss on the loan. For example, with respect to real estate-related loans, which include loans used for financing real estate-related transactions, the valuation of the underlying property that is used by platforms in determining whether or not to make a marketplace loan to the borrower may prove to be overly optimistic, in which case there would be an increased risk of default on the loan.

Default Risk: If a borrower is unable to make its payments on a loan in which the Fund has invested, the Fund may lose the outstanding principal and interest owed under the loan. A substantial portion of the marketplace loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. With respect to loans secured by collateral, there can be no assurance that the liquidation of any such collateral would satisfy a borrower’s obligation in the event of a default under its loan.

The Fund may need to rely on the collection efforts of the platforms and third party collection agencies, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to obtain the identity of the borrowers in order to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. In certain situations, after the final maturity date of a loan, platforms may not have any obligation to make late payments to the lenders. In addition, platforms will retain from the funds received from borrowers and otherwise available for payment to lenders any insufficient payment fees and the amounts of any attorneys’ fees or collection fees it, a third party service provider or collection agency may impose in connection with any collection efforts.

After a limited period of time following the final maturity date of a Note, platforms generally will not have any obligation to make late payments to the Fund even if the borrower has submitted such a payment to the platform. In addition, platforms will retain from the funds received from borrowers and otherwise available for payment to lenders any insufficient payment fees and the amounts of any attorneys’ fees or collection fees it, a third party service provider or collection agency may impose in connection with any collection efforts. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loan. As such, even loans that are secured by collateral may have the effect of being unsecured.

Whole loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its loan and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loan or it may impair the platform’s ability to collect on the loan upon default. To the extent that a loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying a loan facilitated through a platform because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower, or whether such debt is secured.

Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on hold and prevent further collection action absent bankruptcy court approval. Whether any payment will ultimately be made or received on a loan after bankruptcy status is declared depends on the borrower’s particular financial situation and the determination of the court. It is possible that the borrower’s liability on the loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan, unsecured creditors will receive only a fraction of any amount outstanding on their loan, if anything at all.

Risk of Inadequate Guarantees and/or Collateral of Marketplace Loans. To the extent that the obligations under a marketplace loan are guaranteed by a third-party, there can be no assurance that the guarantor will perform its payment obligations should the underlying borrower to the loan default on its payments. Similarly, to the extent a marketplace loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the marketplace loan. As such, even marketplace loans that are secured by collateral may have the effect of being unsecured. For example, with respect to real estate-related loans, which include loans

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used for financing real estate-related transactions, the real property security for a marketplace loan may decline in value, which could result in the loan amount being greater than the property value and therefore increase the likelihood of borrower default. In addition, if it becomes necessary to recover and liquidate any collateral with respect to a secured marketplace loan, it may be difficult to sell such collateral and there will likely be associated costs that would reduce the amount of funds otherwise available to offset the payments due under the loan.

Risk of Increase in Consumer Credit Default Rates: The Fund’s investment strategy and valuation of portfolio investments depends largely on projected consumer default rates.  Because alternative lending platforms are relatively new, default history for loans sourced via platforms is limited.  Actual defaults may be greater than indicated by historical data and the timing of defaults may vary significantly from historical observations.  Importantly, historical observations do not cover any period of severe economic downturn.  Furthermore, in a rising interest rate environment, default rates are likely to increase compared to their historical averages.

High-Yield Debt Securities Risk:  High-yield debt securities or “junk bonds” are debt securities rated below investment grade by an NRSRO.  Although junk bonds generally pay higher rates of interest than more highly-rated securities, they are subject to a greater risk of loss of income and principal.  Junk bonds are subject to greater credit risk than higher grade debt securities and have a greater risk of default.  Issuers of high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade debt securities.  Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.  In addition, the purchase of debt securities which have previously fallen from investment grade to sub-investment grade status – and in particular the purchase of such instruments that have already been declared in default as to either income or principal – is particularly speculative and may lead to a loss of Fund value.

Asset-Backed Securities Risks: Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Prepayments on underlying assets may shorten the asset-backed securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying marketplace loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to the Fund’s ability to collect on such securities, platform performance risk and liquidity risk.

Convertible Debt Securities Risk: Convertible debt securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market value of convertible debt securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible debt securities tends to vary with fluctuations in the market value of the underlying common stock. When the market price of the underlying common stock approaches or is greater than the convertible debt security’s conversion price, the prices of the convertible debt securities tend to rise as a reflection of the value of the underlying common stock. The conversion price is defined as the predetermined price at which the convertible debt security could be exchanged for the associated stock. Consequently, a unique feature of convertible debt securities is that as the market price of the underlying common stock declines, convertible debt securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. Investments in convertible debt securities generally entail less risk than investments in common stock of the same issuer but more risk than the issuer’s debt obligations.

Borrower Analysis Risk: The Advisor is reliant in part on the borrower credit information provided to it by the platforms when selecting marketplace loans for investment. To the extent a credit rating is assigned to each borrower by a platform, such rating

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may not accurately reflect the borrower’s actual creditworthiness. In such case, repayments on the corresponding marketplace loan may be significantly lower than expected, and/or the interest rates on marketplace loans established by the platforms may have not been appropriately set.  A failure to set appropriate rates on the marketplace loans may adversely impact the ability of the Fund to receive returns on its marketplace loans that are commensurate with the risks associated with directly or indirectly owning such instruments.

Loan Availability Risk: The lending market in which the Fund seeks to participate is competitive and rapidly changing. The Fund may face increasing competition for access to platforms and marketplace loans and from other institutional lenders such as pooled investment vehicles and commercial banks that are substantially larger and have considerably greater financial and other resources than the Fund. Without a sufficient number of new qualified loan requests, there can be no assurances that the Fund will be able to compete effectively for marketplace loans and other marketplace loans with other market participants. General economic factors and market conditions, including the general interest rate environment, unemployment rates and residential home values, may affect borrower willingness to seek marketplace loans and investor ability and desire to invest in marketplace loans and other related investments.  There can be no assurance that the competitive pressures the Fund may face will not erode the Fund’s ability to deploy capital. If the Fund is limited in its ability to invest in marketplace loans, it may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through investments in marketplace loans. If the Fund’s access to platforms is limited, it would also be subject to increased concentration and counterparty risk.

Treatment of Fund Investments under Federal Securities Laws: Market participants, have taken the view that whole loans are not “securities” under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”).  If the loan investments purchased by the Fund are deemed to be securities under federal securities laws, then the issuers of such instruments are subject to a wide range of obligations and sanctions. At the federal level, the issuer, the underwriter and other individuals in a public offering signing a registration statement are strictly liable for any inaccurate statements in the document. Even though an exemption from registration with the SEC is typically utilized by the issuers of the loan investments that are securities, the anti-fraud provisions of the federal securities laws still apply. Avoidance of fraud requires full and fair disclosure of all material facts and the usual method of discharging this disclosure obligation is for the issuer to prepare and distribute a prospectus that has been registered with the SEC or, in a private transaction, an “offering memorandum” that incorporates the same type of information as would be contained in a registration statement. Noncompliance with federal securities laws can involve potentially severe consequences for the issuer and the Fund may recover civil damages from the applicable issuer of a security if the requisite intent can be shown against its directors, managers and/or other responsible persons. Securities regulators can also institute administrative proceedings, suits for injunction and, in the appropriate circumstances, even criminal actions. In addition, there are separate obligations and sanctions under securities laws which exist in each and every state. Conversely, the purchase of whole loans by the Fund, which are not likely to be deemed securities under the Securities Act, would not provide the Fund with the remedies described above.

Geographic Concentration Risk: The Fund is not subject to any geographic restrictions when investing in marketplace loans and therefore could be concentrated in a particular state or region. In the event that a significant portion of the pool of marketplace loans is comprised of marketplace loans owed by borrowers resident or operating in certain states, economic conditions, localized weather events, environmental disasters, natural disasters or other factors affecting these states in particular could adversely impact the delinquency and default experience of the marketplace loans and could impact Fund performance. Further, the concentration of the marketplace loans in one or more states would have a disproportionate effect on the Fund if governmental authorities in any of those states took action against the platforms lending in such states.

Alternative Lending Platform Concentration Risk: The Fund anticipates that a substantial portion of the marketplace loans in which it invests will have originated from a limited number of platforms (i.e., initially three, although it is expected that number may be expanded over time).  To achieve the desired portfolio composition, the Sub-Advisor may at time utilize one platform more extensively than others in sourcing the Fund’s investments, and the percentage of the Fund’s investments sourced through any one platform may fluctuate significantly. A concentration in select platforms may subject the Fund to increased dependency and risks associated with those platforms than it would otherwise be subject to if it were more broadly diversified across a greater number of platforms. The Fund may be more susceptible to adverse events affecting such platforms, particularly if such platforms were unable to sustain their current lending models. In addition, many platforms and/or their affiliated entities have incurred operating losses since their inception and may continue to incur net losses in the future.

Platform Clearing Account Risk: When transacting in loans on certain platforms, the Fund may be required to advance cash to be held in a clearing account for a short time before the loan is transferred to the Fund.  In the event of the bankruptcy or

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insolvency of a platform, the Fund may sustain losses and/or experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.  The assets of the Fund may not be fully protected in the event of the bankruptcy of the platform because the Fund might be limited to recovering only a pro rata share of available funds.

Platform Credit Risk: In addition to investing in marketplace loans, the Fund may invest in Notes issued by alternative lending platforms, which exposes the Fund to the credit risk of the platform.  A platform may have a higher risk profile than companies engaged in lines of business with a longer, established history and such investments should be viewed as longer term investments.  The success of a platform also depends on the existence of relationships with funding banks that originate loans for the platforms and disclose the risks arising from the potential termination of these relationships.

Many of the platforms, and the marketplace lending industry in general, are in the early stages of development and have a limited operating history. As a result, there is a lack of significant historical data regarding the performance of marketplace loans and the long term outlook of the industry is uncertain. In addition, because marketplace loans are originated using a lending method on a platform that has a limited operating history, borrowers may not view or treat their obligations on such loans as having the same significance as loans from traditional lending sources, such as bank loans.

Fraud Risk: The Fund is subject to the risk of fraudulent activity associated with the various parties involved in marketplace lending, including the platforms, banks, borrowers and third parties handling borrower and investor information. A platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud.

Electronic Systems Risk: Marketplace loans are originated and documented in electronic form and there are generally no tangible written documents evidencing such loans or any payments owed thereon. Because the Fund relies on electronic systems maintained by the custodian and the platforms to maintain records and evidence ownership of marketplace loans and to service and administer marketplace loans (as applicable) it is susceptible to risks associated with such electronic systems. These risks include, among others: power loss, computer systems failures and Internet, telecommunications or data network failures; operator negligence or improper operation by, or supervision of, employees; physical and electronic loss of data or security breaches, misappropriation and similar events; computer viruses; cyber attacks, intentional acts of vandalism and similar events; and hurricanes, fires, floods and other natural disasters. In addition, platforms rely on software that is highly technical and complex and depend on the ability of such software to store, retrieve, process and manage immense amounts of data. Any errors, bugs or defects discovered in the software on which a platform relies could negatively impact operations of the platform and the ability of the platform to perform its obligations with respect to the marketplace loans originated by the platform.

Risks of Developing Regulation: Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies.  New (or revised) laws or regulations may be imposed by U.S. Congress, the Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Federal Reserve or other banking regulators, other regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these regulatory authorities or self-regulatory organizations.

Federal legislation has been passed that requires the adoption of regulations that would require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. The Fund could be adversely affected by the regulation. The effect of any future regulatory change on the Fund could be substantial and adverse.

Lenders, including not only banks but also non-bank lenders and the platforms through which marketplace loans are originated, are subject to various rules and regulations issued by federal, state and local government authorities. The regulatory environment applicable to such entities may be subject to periodic changes. For example, regulatory changes could have an adverse effect on alternative lending platforms’ and related entities’ costs and ability to operate. The platforms would likely seek to pass through any increase in costs to lenders such as the Fund. Further, changes in the regulatory application or judicial interpretation of the laws and regulations applicable to financial institutions generally also could impact the manner in which the marketplace lending industry conducts its business. Congress, the states and regulatory agencies could further regulate the consumer credit industry in ways that would make it more difficult to collect payments on loans. The regulatory environment in which financial institutions operate has become increasingly complex and robust, and following the financial crisis of 2008, supervisory efforts to apply relevant laws, regulations and policies have become more intense.  The Fund is dependent on the

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continued success of alternative lending channels, including the platforms that originate the Fund’s marketplace loans and other related investments. If such platforms were unable or impaired in their ability to operate their lending business, the Advisor may be required to seek alternative sources of investments, which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies.

The interest rates that the Platforms charge to borrowers are based upon the ability under federal law of the funding banks that originate the loans to export the interest rates of its jurisdiction of formation or incorporation to provide uniform rates to all borrowers in all states that have not opted out. Certain primary funding banks for some of the Platforms export the interest rates of Utah, the state in which they are incorporated, which allows parties to generally agree by contract to any interest rate. The current annual percentage rates offered by these banks through the Platforms for personal loans range from approximately 6% to 29%. Certain states, including Utah, have no statutory interest rate limitations on personal loans, while other jurisdictions have a maximum rate that is less than the current maximum rate offered by these banks through the Platforms. If a borrower were to successfully bring claims against one of the Platforms for state usury law violations or other similar violations, and the rate on that borrower’s personal loan was greater than that allowed under applicable state law, the Platforms and the Fund could be subject to, among other things, fines and penalties, which would negatively affect the Fund. If the Platforms’ ability to export the interest rates, and related terms and conditions, permitted under a particular state’s law to borrowers in other states is determined to violate applicable lending laws, a Platform could be subject to the interest rate restrictions, and related terms and conditions, of the lending laws of each of the states in which it operates. The result would be a complex patchwork of regulatory restrictions that could significantly and adversely impact the Platforms’ operations and ability to operate, and they may be forced to end or significantly change their business and activities, resulting in a reduction in the volume of loans available for investment for lenders such as the Fund.

Each of the platforms through which the Fund may invest may adhere to a novel or different business model, resulting in uncertainty as to the regulatory environment applicable to a particular platform and the Fund. For example, one platform may operate from a particular state to make loans to small- and mid-sized companies across the United States. The platform must comply with that state’s licensing requirements and, if applicable, usury limitations. However, other states could seek to regulate the platform (or the Fund as a lender under the platform) on the basis that loans were made to companies located in such other state. In that case, loans made in that other state could be subject to the maximum interest rate limits, if any, of such jurisdiction, which could limit potential revenue for the Fund. In addition, it could further subject the platform (or the Fund) to such state’s licensing requirements.

Another platform, on the other hand, might follow a different model pursuant to which all loans originated by the platform must be made through a bank. The bank may work jointly with the platform to act as issuer, i.e., the true lender, of the platform’s loans. However, if challenged, courts may instead determine that the platform (or the Fund as a lender under the platform) is the true lender of the loans. In fact, courts have recently applied differing interpretations to the analysis of which party should be deemed the true lender. The resulting uncertainty may increase the possibility of claims brought against the platforms by borrowers seeking to void their loans or subject the platforms to increased regulatory scrutiny and enforcement actions. To the extent that either the platform (or the Fund) is deemed to be the true lender in any jurisdiction (whether determined by a regulatory agency or by court decision), loans made to borrowers in that jurisdiction would be subject to the maximum interest rate limits of such jurisdiction and existing loans may be unenforceable, and the platform (and/or the Fund) could be subject to additional regulatory requirements in addition to any penalties and fines. Moreover, it may be determined that this business model is not sustainable in its current form, which could ultimately cause such platforms to terminate their business. In such circumstances, there is likely to be an adverse effect on the Adviser’s ability to continue to invest in certain or all marketplace loans and other Marketplace Lending Instruments and the Fund’s ability to pursue its investment objective and generate anticipated returns.

If the platforms’ ability to export the interest rates, and related terms and conditions, permitted under a particular state’s law to borrowers in other states was determined to violate applicable lending laws, this could subject the platforms to the interest rate restrictions, and related terms and conditions, of the lending laws of each of the states in which it operates. The result would be a complex patchwork of regulatory restrictions that could materially and negatively impact the platforms’ operations and ability to operate, in which case they may be forced to terminate or significantly alter their business and activities, resulting in a reduction in the volume of loans available for investment for lenders such as the Fund.

Even in the absence of regulations, plaintiffs may successfully challenge the funding bank or other lending models. Recent case law has cast doubt on the viability of the model in which many Platforms operate and in particular their ability to charge the same rate as a funding bank after a loan has been sold to the Platform. The U.S. Court of Appeals for the Second Circuit

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(“Second Circuit”) recently issued a significant decision that interpreted the scope of federal preemption under the National Bank Act (the “NBA”) and held that a non-bank assignee of loans sourced by a national bank was not entitled to the benefits of NBA preemption as to state law claims of usury. Although the decision is binding only in Connecticut, New York and Vermont, it may significantly affect non-bank assignees of loans, including the loan origination practices of certain online lenders. Possible consequences of the decision include: (i) circumstances where non-bank assignees/purchasers of bank loans may face uncertainty regarding their ability to rely upon federal preemption of state usury laws; and (ii) circumstances where a number of alternative lending platforms purchase loans from state-chartered banks promptly after origination and rely upon federal preemption to exempt the loans from state usury caps, and where the Second Circuit decision, although directly ruling on purchasers of national bank loans, could be applied to those purchases by courts considering the scope of federal preemption under the Depository Institutions Deregulation and Monetary Control Act of 1980 (which generally preempts state usury laws in favor of federally insured state-chartered banks).  It is also unclear at this stage whether the Second Circuit’s decision will be adopted by courts outside of the Second Circuit.   The Second Circuit’s decision appears to be contrary to other federal circuit court decisions and inconsistent with long-standing commercial practice, and it could be challenged and reconsidered. Therefore the impact of the Second Circuit’s decision is uncertain.  The risk from this court decision in New York, Connecticut and Vermont may be mitigated by purchasing or investing in loans that are not above the state usury limitations in those states.

Investment Liquidity Risk:  The Fund’s investments are subject to liquidity risk, which is the risk that certain investments may be difficult or impossible to buy or sell at the time and price that the Fund would like to buy or sell the security or other investment, which could negatively affect the Fund’s returns.  Certain investments are illiquid due to a limited trading market, financial weakness of the issuer, legal or contractual restrictions on resale or transfer, or are otherwise illiquid.  Investments that are illiquid and investments with reduced liquidity involve greater risk than those with more liquid markets. Market quotations for illiquid investments may be volatile and/or subject to large spreads between bid and ask prices. Illiquidity or reduced liquidity may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. To the extent that the Fund holds a significant portion of an issuer’s outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer’s securities were more widely held.

The Fund’s investments in marketplace loans are especially subject to liquidity risk.  Marketplace loans generally have a maturity between six months to five years, and the Fund generally must hold its loans through maturity in order to recoup its investment. Marketplace loans and other related investments may not be registered under the Securities Act of 1933 and are not listed on any securities exchange. A reliable secondary market has yet to develop, nor may one ever develop, for marketplace loans and such other related investments and, as such, these investments should be considered illiquid. Moreover, certain marketplace loans and other related investments are subject to certain additional significant restrictions on transferability.

Interest Rate Risk:  The interest rates the Fund is able to receive on loans, including on marketplace loans, may be affected by factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the U.S. dollar, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors.  Additionally, the market value of loans and other fixed income securities will generally fluctuate with changes in interest rates.  For example, when interest rates rise, the market value of a fixed income security or loan declines.  If the market value of the Fund’s investment decreases, investors in the Fund may lose money. The value of a security or loan with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar security with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of a security’s price to changes in interest rates.

Changing Fixed Income Market Conditions Risk: The current historically low interest rate environment was created in part by the Federal Reserve Board and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the Federal Reserve Board and central banks raise these rates. This risk is heightened due to the completion of the Federal Reserve Board’s quantitative easing program and the “tapering” of other similar foreign central bank actions. This eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

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Prepayment Risk: Borrowers may decide to prepay all or a portion of the remaining principal amount due under a borrower loan at any time without penalty (unless the underlying loan agreements provide for prepayment penalties as may be the case in certain non-consumer marketplace loans).  In the event of a prepayment of the entire remaining unpaid principal amount of a loan, the fund will receive such prepayment amount but further interest will not accrue on the loan after the principal has been paid in full. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on such prepaid portion, and the Fund will not receive all of the interest payments that the Advisor or Sub-Advisor may have originally expected to receive on the loan.

Underlying Funds Risk: To the extent that the Fund invests in Underlying Funds, the Fund’s ability to meet its investment objective will be directly related to the ability of the Underlying Funds to meet their investment objectives, and the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets that the Fund allocates to the Underlying Funds.  There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives.

Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other investment companies that invest directly in stocks and bonds.

Performance-Based Fees: Certain Underlying Funds in which the Fund may invest are private funds that charge, in addition to a base management fee, a performance-based fee calculated as a percentage of the Underlying Fund’s income, capital gains and/or appreciation.  Performance-based fees may create an incentive for a private fund’s manager to make investments that are riskier or more speculative than those that might have been made in the absence of such arrangements. In addition, because performance-based fees are generally calculated on a basis that includes realized and unrealized appreciation, these allocations may be greater than if they were based solely on realized gains. There can be no assurance that such gains will, in fact, ever be recognized. Furthermore, the valuation of unrealized gain and loss may be subject to material subsequent revision. A private fund’s manager will receive any performance compensation to which it is entitled, irrespective of the performance of the private fund it manages. Thus, a private fund manager with positive performance may receive performance compensation from the Fund, as an investor in the private fund, and indirectly from the Fund’s investors, even if the Fund’s overall returns are negative.

Exchange-Traded Funds Risk: ETFs are a type of investment company bought and sold on a securities exchange.  An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective.  The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF. ETFs have management fees and other expenses which the Fund will indirectly bear.  The market price of an ETF may be different from the NAV of such ETF (i.e., an ETF may trade at a discount or premium to its NAV) and the Fund’s performance may be adversely affected by such a differential.  In some cases, an ETF may seek to replicate the performance of a particular index by identifying and holding only a subset of the securities in the index or by holding one or more derivative instruments related to the index.  In such cases, an investment in the ETF is subject to the risk that the replication strategy used by the ETF will fail to accurately track the performance of the index.  In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives.

Other Risks of Investing in the Fund

Fund Liquidity Risk: Your investment in the Fund may be illiquid. Unlike traditional listed closed-end funds, the Fund has not listed its shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for its shares. Even if a secondary market develops, there can be no assurances that such a market will be efficient.  An investment in the Fund is not suitable for investors who need access to the money they invest. Unlike open-end funds, which generally permit redemptions on a daily basis, shares of the Fund will not be redeemable at an investor’s option. For information about selling your shares in the Fund, see “Periodic Offers by the Fund to Repurchase Shares” below.  The NAV of the Fund’s shares may be volatile. As the Fund’s shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs. The Fund is designed for long-term investors and not as a short-term trading vehicle.

Borrowing and Leverage Risk: Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. There is no guarantee that the Fund will use leverage, or that the Fund’s leveraging strategy will be successful.  Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater volatility in the Fund’s NAV, market price and the level of the Fund’s distributions.

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Also, if the Fund is utilizing leverage, a decline in NAV could affect the ability of the Fund to make distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will also have to pay interest or dividends on its leverage, which may reduce the return on Fund shares. This interest expense may be greater than the Fund’s return on the underlying investment.

The 1940 Act and the SEC’s current rules, exemptions and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund’s holdings would be disadvantageous from an investment standpoint.  Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

Lack of Operating History: The Fund is a non-diversified, closed-end management investment company with no operating history.  If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.  The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations.  If the Fund fails to achieve its estimated size and the expense limitation is not renewed, expenses will be higher than expected.  In addition, it may be difficult to implement the Fund’s strategy unless the Fund raises a meaningful amount of assets.  Furthermore, if the Fund is unable to raise a meaningful amount of assets and as a result cannot satisfy the diversification requirements of Subchapter M under the Internal Revenue Code, the Fund might fail to qualify as a regulated investment company Subchapter M, and thus be subject to federal income tax at the Fund level.

Non-Diversification Risk: The Fund is classified as non-diversified, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.  The Fund intends to qualify for the special tax treatment available to regulated investment companies under Subchapter M of the Internal Revenue Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Not a Complete Investment Program: An investment in the Fund should not be considered a complete investment program. Each investor should take into account the Fund’s investment objective and other characteristics, as well as the investor’s other investments, when considering an investment in the Fund.

Potential Conflicts of Interest: The Advisor, Sub-Advisor and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Sub-Advisor manages and/or advises, or in the future may manage and/or advise, other investment funds or accounts with the same investment objective and strategies as the Fund. As a result, the Sub-Advisor and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund.

Lending Regulation Risk: The loan industry is highly regulated and loans made through lending platforms are subject to extensive and complex rules and regulations issued by various federal, state and local government authorities. One or more regulatory authorities may assert that the Fund, when acting as a lender under the platforms, is required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry. If the Fund were required to comply with additional laws or regulations, it would likely result in increased costs for the Fund and may have an adverse effect on its results or operations or its ability to invest in marketplace loans and related investments. In addition, although the Fund is not currently required to hold a license in connection with the acquisition of marketplace loans as a lender under the platforms, one or more states could take the position that lenders under such platforms are required to be licensed. Such a requirement could subject the Fund to a greater level of regulatory oversight by state governments as well as result in

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additional costs for the Fund. If required but unable to obtain such licenses, the Fund may be forced to cease investing in loans issued to borrowers in the states in which licensing may be required.

Additionally, in July 2015, the U.S. Treasury Department issued an informational request regarding (i) the various business models of, and products offered by, online marketplace lenders to small businesses and consumers; (ii) the potential for online marketplace lending to expand access to credit to historically underserved market segments; and (iii) how the financial regulatory framework should evolve to support the safe growth of the industry. Such informational request signifies the increasing spotlight on marketplace lending and could ultimately result in significant and sweeping changes to the current regulatory framework governing marketplace lending.

The Fund is dependent on the continued success of the platforms that originate the Fund’s Marketplace Lending Instruments. If such platforms were unable or impaired in their ability to operate their lending business, the Fund may be required to seek alternative sources of investments, which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies. In order to sustain its business, platforms and their affiliated entities may be dependent in large part on their ability to raise additional capital to fund their operations.

Repurchase Offer Risk:  The Fund’s NAV may decline as a result of the Fund’s having to hold additional cash and/or sell portfolio securities to raise cash in order to repurchase its shares in a Repurchase Offer. Selling portfolio securities may cause the market prices of these securities and hence the Fund’s NAV to decline. If such a decline occurs, the Fund cannot predict its magnitude or whether such a decline would be temporary or continue until or beyond the date that is the deadline to tender shares for a given Repurchase Offer. Because the price per share to be paid in the Repurchase Offer will depend upon the NAV per share as determined on the actual pricing date, the sales proceeds received by tendering shareholders would be reduced if the decline continued until the actual pricing date. In addition, the sale of portfolio securities will increase the Fund’s transaction expenses and the Fund may receive proceeds from the sale of portfolio securities that are less than their valuations by the Fund.

During the Repurchase Offer period, the Fund may be unable to sell liquid portfolio securities it would otherwise choose to sell during the period. The Fund is required to maintain liquid assets equal to at least the number of shares that the Fund will offer to repurchase (which is expected to be typically between 5% and 10% of the Fund’s shares outstanding, but will in any case be between 5% and 25% of the Fund’s shares outstanding, as required by Rule 23c-3 under the 1940 Act). Accordingly, due to a Repurchase Offer, the Fund’s NAV per share may decline more than it otherwise might, thereby reducing the amount of proceeds received by tendering shareholders and the NAV per share for non-tendering shareholders. In addition, shareholders may not be able to liquidate all shares of the Fund they have tendered during a Repurchase Offer if the total amount of shares tendered by shareholders exceeds the number of shares that the Fund has offered to repurchase. If a Repurchase Offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each shareholder.  Therefore, the Fund is designed primarily for long-term investors.

Valuation Risk: Many of the Fund’s investments may be difficult to value.  Portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations.  With respect to investments in Marketplace Lending Instruments, the Fund will generally rely on prices provided by [_______].  If a price cannot be obtained from a pricing service or other pre-approved source, or if the Advisor deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, the Fund will value such investments in accordance with fair value procedures adopted by the Board. Valuation of illiquid investments may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. An instrument that is fair-valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such investments may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

Tax Risk: The treatment of marketplace loans and related investments for tax purposes is uncertain. In addition, changes in tax laws or regulations, or interpretations thereof, in the future could adversely affect the Fund or the participants in the marketplace lending industry. Investors should consult their tax advisors as to their potential tax treatment.

Unsecured and Non-Guaranteed or Insured Debt: As a general matter, most platform loans are unsecured obligations of the borrowers. Thus, as a general matter, they are not secured by any collateral, not guaranteed or insured by any third-party and not backed by any governmental authority in any way. The platforms and their designated third-party collection agencies may

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be limited in their ability to collect on loans. The Fund must typically rely on the collection efforts of the platforms and their designated collection agencies and does not generally expect to have any direct recourse against borrower members,

Systems and Operational and Cybersecurity Risks: The Fund depends on the development and implementation of appropriate systems for the Fund’s activities. The Fund relies heavily on a daily basis on financial, accounting and other data processing systems to execute, clear and settle transactions across numerous and diverse markets and to evaluate certain loans, to monitor its portfolio and capital, and to generate risk management and other reports that are critical to oversight of the Fund’s activities. The Sub-Advisor may not be in a position to verify the risks or reliability of such third-party systems. In addition, the Fund relies on information systems to store sensitive information about the Fund, the Advisor, their affiliates and the shareholders. Any failure of the information technology (“IT”) systems developed and maintained by the Sub-Advisor or Advisor could have a material adverse effect on the ability of the Fund to acquire and realize investments and therefore negatively impact the Fund’s performance.

The Sub-Advisor will be reliant upon attaining data feeds directly from the platforms. Any delays or failures could impact operational controls and the valuation of the portfolio. While the Sub-Advisor has in place systems to continually monitor the performance of these IT systems, there can be no guarantee that issues will not arise that may require attention from a specific platform. Any such issues may result in processing delays. To seek to mitigate this risk the Sub-Advisor will seek to put in place, with each platform through which the Fund intends to invest, a defined process and communication standard to support the exchange of data.

Technology complications associated with lost or broken data fields as a result of platform-level changes to Application Programming Interface (“API”) protocols may impact the Fund’s ability to receive and process the data received from the platforms.

To effectuate the Fund’s investment objective, the Sub-Advisor’s activities will be dependent upon systems operated by third parties, including without limitation the platforms, banks, market counterparties and other service providers, and the Sub-Advisor may not be in a position to verify the risks or reliability of such third-party systems. Failures in the systems employed by the Sub-Advisor, platforms, banks, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for.

In addition, despite the security measures established by the Sub-Advisor and other third parties to safeguard the information in these systems, such systems may be vulnerable to attacks by hackers or breached due to employee error, malfeasance or other disruptions. Any such breach could compromise these systems and result in the theft, loss or public dissemination of the information stored therein. Disruptions in a platform’s, the Sub-Advisor’s and/or the Fund’s operations or breach of such platform’s, the Sub-Advisor’s and/or the Fund’s information systems may cause the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage.

The highly automated nature of a platform may make it an attractive target and potentially vulnerable to cyber attacks, computer viruses, physical or electronic break-ins and similar disruptions. If a hacker were able to infiltrate a platform, the Fund may experience losses on, or delays in the recoupment of amounts owed on, a fraudulently induced purchase of a loan. If a platform is unable to prevent such activity, the value of the loans and such platform’s ability to fulfill its servicing obligations and to maintain the platform would be adversely affected. Because techniques used to sabotage or obtain unauthorized access to systems change frequently and generally are not recognized until they are launched against a target, the platforms may be unable to anticipate these techniques or to implement adequate preventative measures.  In addition, federal regulators and many federal and state laws and regulations require companies to notify individuals of data security breaches involving their personal data. If security measures are breached because of third-party action, employee error, malfeasance or otherwise, or if design flaws in software are exposed and exploited, relationships with borrowers and investors could be severely damaged. All of these potential risks may cause a decrease in the amount of loans acquired by the platforms, which may directly affect the Fund and its ability to achieve its investment objective. The potential for security breaches may also adversely affect the Fund due to its reputational impact on the platforms and wider effect on the alternative lending industry as a whole.

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MORE INFORMATION ABOUT THE FUND

Tax Information
The Fund’s distributions are taxable, and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Temporary Defensive Positions
The Fund is permitted to invest all or a portion of its assets in certain short-term investments, including money market funds or high quality, short-term debt securities, or hold cash during adverse market, economic, political or other conditions in order to protect the value of its assets or maintain liquidity.  The Fund may not achieve its investment objective to the extent that it engages in such a temporary defensive strategy.

Portfolio Turnover
Generally, the Fund will not invest for short-term trading purposes.  The Fund’s annual portfolio turnover rate shows changes in portfolio investments.  Buying and selling securities generally involves expenses to the Fund, such as broker commissions and other transaction costs.  A high turnover rate (100% or more) in any year will result in higher transaction costs to the Fund.  A higher turnover rate also could result in more realization of taxable capital gains within the Fund, which would increase taxes payable by shareholders.  Frequent buying and selling of securities could result in the distribution of short-term capital gains that are taxed at ordinary income rates.  The trading costs and tax consequences associated with the Fund’s portfolio turnover may affect its overall investment performance.

The Fund cannot accurately predict future annual portfolio turnover rates.  The Fund’s portfolio turnover rate may vary substantially from year-to-year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such adjustments.

Disclosure of Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

ACCOUNT AND SHARE INFORMATION
Shareholders of the Fund are entitled: (i) to one vote for each full share of beneficial interest of the Fund, and a fractional vote for each fractional share of beneficial interest of the Fund; (ii) to distributions declared by the Board; and (iii) upon liquidation of the Fund, to participate ratably in the assets of the Fund available for distribution. Each share of the Fund gives the shareholder one vote in the election of trustees and other matters submitted to shareholders for vote and is entitled to participate equally in net income and capital gains distributions by the Fund. All shares of the Fund have equal voting rights; provided that: (1) where the 1940 Act requires all shares of the Fund to be voted in the aggregate without differentiation between the separate series or classes, if any, then all of the Fund’s shares shall vote in the aggregate; and (2) if any matter affects only the interests of one or more but not all series or classes, then only the shareholders of such one or more affected series or classes shall be entitled to vote on the matter. Shareholders are not entitled to cumulative voting in the election of trustees or on any other matter. Consequently, the holders of more than 50% of the Fund’s shares of beneficial interest voting for the election of trustees can elect the entire Board, and, in such event, the holders of the Fund’s remaining shares voting for the election of trustees will not be able to elect any person or persons to the Board.

The Delaware Statutory Trust Act (“DSTA”) permits a Delaware statutory trust, such as the Fund, to adopt in its governing instrument (Declaration of Trust and Bylaws) any provisions with respect to the timing and type of shareholder meetings. The Declaration of Trust and Bylaws permit the Fund to operate without an annual meeting of shareholders, and no annual meetings of shareholders are held unless required on occasion by the 1940 Act or applicable law or regulations. The Fund holds special meetings of shareholders as required by the 1940 Act or the Fund’s Declaration of Trust or Bylaws. Trustees may be removed by the shareholders upon the vote of the holders of the appropriate percentage of the Fund shares entitled to vote. A

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special meeting of the shareholders shall be called by the chairperson, president or any vice-president of the Fund at the proper written request of the shareholders holding not less than ten percent of the Fund’s shares (solely with respect to nominations or removing a trustee) or a majority of the Fund’s shares (solely with respect to business proposals), provided that the shareholders requesting such meeting shall have paid the Fund the reasonably estimated cost of preparing and mailing the notice thereof.

The shares of the Fund may be repurchased by the Fund at the then current net asset value per share, either in response to a shareholder’s repurchase request pursuant to a repurchase offer the Fund makes under Rule 23c-3 adopted under the 1940 Act, or in a tender offer made by the Fund under applicable rules adopted under the Securities Exchange Act of 1934, as amended. The shares are transferable, but are not redeemable (as such term is defined in Section 2 the 1940 Act). All shares issued and sold by the Fund will be fully paid and nonassessable).

MANAGEMENT OF THE FUND
Board of Trustees
The management and affairs of the Fund are supervised by the Board.  The Board consists of four individuals, three of whom are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”).  The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.  The Board also oversees risk as part of its general oversight of the Fund. The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Fund, including, among other things, approving the investment objective, policies and procedures for the Fund. The Fund enters into agreements with various entities to manage the day-to-day operations of the Fund, including the Advisor, Sub-Advisor, administrator, transfer agent, distributor and custodian. The Trustees are responsible for approving the agreements between these service providers and the Fund, approving agreements between the Advisor and any sub-advisors, and exercising general service provider oversight.

Investment Advisor
AssetMark, Inc., 1655 Grant Street, 10th Floor, Concord, CA 94520-2445, serves as the investment advisor to the Fund under an investment advisory agreement with the Fund (the “Investment Advisory Agreement”).  AssetMark is registered as an investment advisor with the SEC.  AssetMark is owned and controlled by (i) private equity funds managed by Aquiline Capital Partners LLC and its affiliates (“Aquiline”), and by Genstar Capital Management, LLC and its affiliates (“Genstar”), and (ii) certain senior management of AssetMark and other affiliates.  Established in 2005, Aquiline focuses its investments exclusively in the financial services industry.  Established in 1988, Genstar focuses its investment efforts across a variety of industries and sectors, including financial services.

The Advisor has overall supervisory responsibility for the general management and investment of the Fund’s portfolio, and subject to review and approval by the Board sets the Fund’s overall investment strategies.  The Advisor may also directly manage a portion of the Fund’s portfolio of investments.  With respect to the portion of the Fund’s assets not directly managed by the Advisor, the Advisor: (i) evaluates, selects and recommends one or more sub-advisors to manage the remaining portion of the Fund’s assets; (ii) when appropriate, allocates and reallocates the Fund’s assets among sub-advisors and the Advisor; (iii) monitors and evaluates the performance of any sub-advisor, including its compliance with the investment objective, policies and restrictions of the Fund; and (iv) implements procedures to ensure that any sub-advisor complies with the Fund’s investment objective, policies and restrictions. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee any sub-advisors and recommends their hiring, termination and replacement.  Jeremiah H. Chafkin and Zoё Brunson, CFA, of AssetMark are responsible for establishing the Fund’s overall investment strategies and evaluating and monitoring the management of the Fund.  The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

•           Jeremiah H. Chafkin
Chief Investment Officer & Portfolio Manager
Mr. Chafkin serves as Chief Investment Officer of AssetMark and Portfolio Manager for the GuidePath® Strategic Asset Allocation Fund, GuidePath® Tactical Constrained® Asset Allocation Fund, GuidePath® Tactical Unconstrained® Asset Allocation Fund, GuidePath® Absolute Return Asset Allocation Fund, GuidePath® Multi-Asset Income Asset Allocation Fund, and GuidePath® Fixed Income Allocation Fund. Previously, Mr. Chafkin was a portfolio manager and CEO at AlphaSimplex Group, a liquid alternative asset management specialist. He received a Bachelor’s degree in Economics from Yale University and holds an MBA in Finance from Columbia University.

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•         Zoë Brunson, CFA
Senior Vice President of Investment Strategies
Ms. Brunson is Senior Vice President of Investment Strategies for AssetMark, responsible for managing specific areas of the firm’s research, due-diligence and portfolio management functions. Ms. Brunson joined the firm in 2007.  Ms. Brunson has served as a portfolio manager for the GuidePath® Multi-Asset Income Asset Allocation Fund and the GuidePath® Fixed Income Allocation Fund since 2012, and has served as a portfolio manager for the GuidePath® Strategic Asset Allocation Fund, the GuidePath® Tactical Constrained® Asset Allocation Fund, the GuidePath® Tactical Unconstrained® Asset Allocation Fund and the GuidePath® Absolute Return Asset Allocation Fund since 2011.  Prior to 2007 Ms. Brunson was a Director at Standard & Poor’s where she led the team responsible for manager research and multi-manager portfolios.

The Advisor receives an annual fee of [__]% (as a percentage of [weekly] net assets) from the Fund for its services.  The Advisor has entered into an Expense Limitation Agreement with the Fund in which the Advisor has agreed to waive fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that the Fund’s Total Annual Fund Operating Expenses do not exceed [__]% (excluding taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) (“expense cap”), for the period ending on [__], 2017.  Under the Expense Limitation Agreement, the Advisor may recoup waived fees and expenses it assumed for a three-year period under specified conditions.

The Fund will bear its organizational and offering costs and account for such costs in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codifications (“ASC”). Organization costs consist of costs incurred to establish the Fund and enable it legally to do business. Organization costs will be charged to and expensed by the Fund as they are incurred and may include, among other things, the following:

•      Legal services pertaining to the organization and incorporation of the business; drafting of bylaws, administration, custody and transfer agent agreements; and performing research and consultation services in connection with the initial meeting of trustees
•      Audit fees relating to the initial registration statement and auditing the initial seed capital statement of assets and liabilities

Offering costs will be charged to paid-in-capital upon sale of the shares, and will be accounted for as a deferred charge until operations begin and thereafter be amortized to expense over 12 months on a straight-line basis. Offering costs, as defined by the FASB ASC glossary, include the following:

•      Legal fees pertaining to the Fund’s shares offered for sale
•      SEC and state registration fees
•      Underwriting and other similar costs
•      Costs of printing prospectuses for sales purposes
•      Tax opinion costs related to offering of shares

The Advisor has entered into a sub-advisory agreement with the Sub-Advisor (on behalf of the Fund) and compensates the Sub-Advisor out of the management fees it receives from the Fund.  The Sub-Advisor receives from the Advisor an annual fee of [__]% of the portion of the Fund it sub-advises (calculated as a percentage of [weekly] net assets).

The Sub-Advisor makes investment decisions for the portion of the applicable Fund’s assets that it has been allocated to manage.  The Advisor oversees the Sub-Advisor for compliance with the Fund’s investment policies and guidelines, and monitors the Sub-Advisor’s adherence to its investment style.  The Board supervises the Advisor and the Sub-Advisor, establishes policies that they must follow in their management activities and oversees the hiring and termination of sub-advisors recommended by the Advisor.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement and sub-advisory agreement will be available in the Fund’s annual report to shareholders for the period ending [_____], 201[_].

Sub-Advisor and Portfolio Managers
The Sub-Advisor and portfolio managers set forth below are responsible for the day-to-day portfolio management of the Fund.  The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

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Echelon Capital Strategies, LLC, doing business as Echelon Asset Management (“Echelon”), One Kaiser Plaza, Suite 1485, Oakland, CA 94612, is the Fund’s sub-advisor.  As of [November 30, 2015][To be updated in final filing], Echelon had approximately $245 million in assets under management.  The following portfolio managers are responsible for the day-to-day management of the Fund’s portfolio:

•           Aamir Sheikh
Managing Member and Chief Investment Officer
Aamir Sheikh is Managing Member and Chief Investment Officer at Echelon. Dr. Sheikh joined Echelon from Bank of America, where he was Managing Director in the Enterprise Portfolio Management Group, part of the Corporate Investment Group. Prior to moving to the Corporate Investment Group, Dr. Sheikh was Managing Director of Portfolio Analytics in the Global Equities group of Merrill Lynch. From 1994 to 2005, Dr. Sheikh served in various roles at Barra Inc., including Manager of Derivatives Research, Head of Enterprise Risk Management, Director of Research at Barra Rogers Casey, Director of Research and Head of the Content Group (Research, Data Development and Maintenance, and Model Delivery), Head of Distribution (Sales, Marketing and Client Support), and President.  Dr. Sheikh was an Assistant Professor of Finance at Indiana University from 1987 to 1994. Dr. Sheikh has numerous publications in both academic and practitioner journals.

Dr. Sheikh has a Ph.D. in Business Administration, specializing in Finance, from the University of California at Berkeley, and an A.B., summa cum laude, from Columbia University, where he was elected to Phi Beta Kappa.

•           Ryan Davis
Chief Financial Officer and Chief Compliance Officer
Ryan Davis is the Chief Financial Officer and Chief Compliance Officer of Echelon.  In 2010, he was named to Bridgewater Associates’ management team, focusing on fund legal structuring, accounting, tax, investor relations, and fund services, as well as managing aspects of Bridgewater’s back-office transformation initiative with Bank of New York Mellon. From 2009 to 2010, Mr. Davis was a Partner and Management Committee member at Capital Advisors, providing capital raising services to fund manager clients. From 2006 to 2009, he was Finance and Accounting Manager at Presidio Partners and Compass Equity Advisors. While at Presidio Partners, Mr. Davis managed the company’s finance, accounting, legal, and tax functions, including compliance for Presidio’s SEC registered broker dealer. In addition, he created the Compass Equity Advisors investment management back office platform for both of the Compass funds. From 2002 to 2006, he was a Supervising Senior Associate in KPMG’s Financial Services practice, focusing on national and international banking and investment management clients. At KPMG, Mr. Davis also served as one of the firm's national instructors, a regional peer leader, and a local office senior mentor.

Mr. Davis is a graduate of California Polytechnic State University in San Luis Obispo, with concentrations in macro and micro-economic theory, and accounting.

•           Yi Zhang
Vice President, Research
Yi Zhang is Vice President, Research at Echelon. He received a Masters of Financial Engineering from the University of California Berkeley Haas School of Business in 2013. He received a Bachelor of Arts degree, majoring in Economics, Phi Beta Kappa, from Cornell University in 2007. He was a Securities and Finance Analyst at NERA Economic Consulting from 2007 to 2009. From 2010 to 2011, he was a Portfolio Strategy Analyst at Goldman Sachs. He also was a Research and Strategy Intern at Blackrock.

•           Vik Chawla
Research Associate
Vik Chawla is a Research Associate at Echelon. He received a Bachelor of Science degree in Economics from the Wharton School of the University of Pennsylvania in 2011; he graduated Magna Cum Laude with concentrations in Finance & Statistics with a minor in Mathematics. From 2011 until 2013, he was a Research Analyst at The Blackstone Group where he worked on a variety of transactions spanning the energy, hospitality and financial spaces. Before joining Blackstone, he was an intern at Goldman Sachs Investment Partners, a long/short hedge fund formed by the Principal Strategies Group.

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PERFORMANCE
From time to time, the Fund advertises its performance. Performance information may include total return for specific time periods.  Total return is the change in value of an investment over a given period. Total return assumes any dividends and capital gains are reinvested.  Performance figures are always based on the Fund’s past performance and do not guarantee future results. The Fund’s total return will vary, depending on market conditions, the investments owned by the Fund, the Fund’s operating expenses and the amount of capital gains or losses during the period. For a more detailed description of how the Fund calculates its performance figures, please see “Performance” in the SAI.

CONTINUOUS OFFERING
Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their NAV per share next determined after an order is accepted. No arrangement has been made to place funds received in an escrow, trust or similar account. The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open or close to new investments at any time at the discretion of the Advisor, subject to approval by the Board.

AssetMark Brokerage™, LLC (“AMB”), 1655 Grant Street, 10th Floor Concord, CA 94520, an affiliate of the Advisor, acts as the distributor for the shares of the Fund on a best efforts basis. AMB is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and AMB will not act as a market maker in Fund shares.  AMB offers and sells shares of the Fund on a continuous basis.  Any purchase order may be rejected by AMB or the Fund.  AMB or the Fund also may suspend or terminate its offering of shares at any time.

The Fund is designed primarily for long-term investors. It should not be considered a vehicle for short-term trading purposes, given its lack of a secondary market for its shares.

USE OF PROCEEDS FROM SALES OF SHARES
The net proceeds from sales of shares are invested in accordance with the Fund’s investment objective and policies as soon as practicable. The Fund’s immediate ability to pursue its investment objective will depend on economic and market conditions. If the Advisor or Sub-Advisor determines that market conditions are not suitable for implementing the Fund’s investment strategies, the Advisor or Sub-Advisor will initially invest the proceeds in short-term debt obligations. Investments in these short-term investments may reduce the Fund’s investment returns.  Proceeds from the sale of Fund shares may be used to pay the Fund’s distributions.  Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund’s distributions may consist, in whole or in part, of a return of capital, which represents a return of a portion of shareholder’s original investment.  Any invested capital that is returned to shareholders will be reduced by the Fund’s fees and expenses, as well as the applicable sales load.

DETERMINATION OF NET ASSET VALUE
NAV per share is determined no less frequently than weekly, and at such other times as required by Rule 23c-3 under the 1940 Act.  NAV per share is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of shares outstanding.  In determining the NAV of the Shares, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations.  If a price cannot be obtained from a pricing service or other pre-approved source, or if the Advisor deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value in accordance with fair value procedures adopted by the Board.

With respect to investments in Marketplace Lending Instruments, the Fund will generally rely on prices provided by [_______].   In valuing Marketplace Lending Instruments for purposes of calculating NAV, the Fund intends to use prices from a third party service provider.  The third party service provider will use a variety of inputs which include: (i) an appropriate discount rate determined using outstanding prevailing market rates by specific rating buckets, prepayment speeds and the structure of the loans; (ii) model-estimated default or impairments, which will be used to discount cash flows; (iii) a comparison to any market observed prices (to the extent possible); and (iv) in the absence of market information for the particular loan, pricing data on comparables in the market.

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DISTRIBUTION OF FUND SHARES
Distributor
AssetMark Brokerage™, LLC, 1655 Grant Street, 10th Floor Concord, CA 94520,  an affiliate of the Advisor, is the distributor for the shares of the Fund. Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their NAV per share next determined after an order is accepted.

Distribution Plan
[The Fund has adopted a Distribution Plan consistent with Rule 12b-1 under the 1940 Act to provide certain distribution activities and shareholder services for the Service Shares of Fund and its shareholders.  Rule 12b-1 regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees.  The Fund pays 0.25% per year of its Service Shares’ average daily net assets for such distribution and shareholder service activities.  As these fees are paid out of the Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts may be paid under the Fund’s 12b-1 Distribution Plan to brokers, dealers, advisors and others.  For example, Rule 12b-1 fees are paid to mutual fund supermarkets that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the AssetMark Platform through which the Fund is primarily distributed.  The Advisor (and its affiliates) similarly receive portions of such 12b-1 payments for their services provided in connection with the AssetMark Platform.  Payments under the 12b-1 Distribution Plan are not tied exclusively to distribution or shareholder servicing expenses actually incurred by the distributor or others, and the payments may exceed or be less than the amount of expense actually incurred.]

INVESTOR SUITABILITY
An investment in the Fund involves substantial risks and may not be suitable for all investors. You may lose money or your entire investment in the Fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund’s shares and should be viewed as a long-term investment. Before making an investment decision, prospective investors and their financial advisors should (i) consider the suitability of an investment in the Fund with respect to the investor’s investment objectives and personal situation, and (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs. The Fund should be considered an illiquid investment. Investors will not be able to redeem shares of the Fund on a daily basis because the Fund is a closed-end interval fund. The Fund’s shares are not traded on an active market and there is currently no secondary market for the Fund’s shares, nor does the Fund expect a secondary market for its shares to exist in the future.

PURCHASING FUND SHARES
How to Purchase Fund Shares
Financial institutions and intermediaries on behalf of their clients may purchase shares of the Fund by placing orders with U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s transfer agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders electronically through those systems. Cash investments must be transmitted or delivered in federal funds to the Fund’s wire agent by the close of business on the day after the order is placed. The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. The Fund generally does not accept investments from non-U.S. investors and reserves the right to decline such investments.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, have been designated as agents authorized to accept purchase, redemption and exchange orders for Fund shares. These intermediaries are required by contract and applicable law to ensure that orders are executed at the NAV next determined after the intermediary receives the request in good form. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.  In accordance with the USA PATRIOT Act of 2001, please note that the financial institution or intermediary will verify certain information on your account as part of the Fund’s Anti-Money Laundering Program. As requested by your financial intermediary, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted.

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Timing of Purchases
Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their NAV per share.  Purchase orders for shares sold in connection with a monthly offering must be received in proper form by the Fund prior to the close of business (normally 5 p.m.) on the day of the month specified by the Fund (“Closing Time”), which can be as many as five business days prior to the end of a month.  A prospective investor may rescind a purchase order for shares at any time prior to a Closing Time. The Fund reserves the right to suspend or terminate the offering of shares at any time.

Minimum Purchases
To open an account, your first investment must be at least $[____]. The minimum subsequent purchase amount is $[___].  The Fund reserves the right to waive or modify the initial and/or subsequent minimum investment requirement at any time.

PERIODIC OFFERS TO REPURCHASE SHARES
The Fund is not aware of any currently existing secondary market for Fund shares and does not anticipate that a secondary market will develop for shares. A secondary market is a market, exchange facility, or system for quoting bid and asking prices where securities such as the shares can be readily bought and sold among holders of the securities after they are initially distributed. Without a secondary market, shares are not liquid, which means that they are not readily marketable.

The Fund, however, has taken action to provide a measure of liquidity to shareholders. The Fund has adopted share repurchase policies as fundamental policies. This means the policies may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. These policies provide that the Fund will make Repurchase Offers, which are quarterly offers by the Fund to repurchase a designated percentage of the outstanding shares owned by the Fund’s shareholders. The Fund is therefore designed primarily for long-term investors.

The Fund will suspend or delay a Repurchase Offer only if certain regulatory requirements (described in the notice of the Repurchase Offer) are met. See “Suspension or Postponement of Repurchase Offer.”  Once every two years the Board may determine in its sole discretion to have one additional Repurchase Offer in addition to the regular quarterly Repurchase Offers.

Repurchase Dates
Quarterly Repurchase Offers occur in the months of March, June, September and December. As discussed below, the date on which the repurchase price for shares is determined will occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next business day, if the 14th day is not a business day. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, and other pertinent laws.

Repurchase Request Deadline
The “Repurchase Request Deadline” is the date by which shareholders wishing to tender shares for repurchase must respond to the Repurchase Offer.  When a Repurchase Offer commences, the Fund sends, at least 21 days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

·           Detailed instructions for how to tender shares.

·           The percentage of outstanding shares that the Fund is offering to repurchase (the “Repurchase Amount”) and the procedures for how the Fund will purchase shares on a pro rata basis if the offer is oversubscribed.

·           The date on which a shareholder’s repurchase request is due (i.e., the Repurchase Request Deadline).

·           The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).

·           The date by which the Fund will pay to shareholders the proceeds from their shares accepted for repurchase (the “Repurchase Payment Deadline”).

·           A statement that the NAV may fluctuate between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the latest possible Repurchase Pricing Date under certain circumstances.

·           The procedures by which shareholders may tender their shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

·           The circumstances in which the Fund may suspend or postpone the Repurchase Offer.

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This notice may be included in a shareholder report or other Fund document. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Repurchase Amounts
The Board, in its sole discretion, will determine the Repurchase Offer Amount for a given Repurchase Request Deadline. It is expected that each Repurchase Offer Amount will be approximately 5-10% of the Fund’s outstanding shares, subject to applicable law and to approval of the Board.  In all cases, each Repurchase Offer Amount will be at least 5% and not more than 25% of the Fund’s outstanding shares, as required by Rule 23c-3 under the 1940 Act.

If shareholders tender more than the Repurchase Offer Amount for a given Repurchase Offer, the Fund may repurchase, at the sole discretion of the Board, an additional amount of shares not exceeding 2% of the Fund shares outstanding on the Repurchase Request Deadline. If Fund shareholders tender more shares than the Fund decides to repurchase, whether the Repurchase Offer Amount or the Repurchase Offer Amount plus the 2% additional shares, the Fund will repurchase the shares on a pro rata basis, rounded down to the nearest full share. The Fund may, however, accept all Fund shares tendered by shareholders who own less than one hundred shares and who tender all their shares, before accepting on a pro rata basis shares tendered by other shareholders.

Repurchase Price
The date on which the repurchase price for shares is determined will be no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund will distribute payment to shareholders no later than seven (7) calendar days after such date. The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and repurchase pricing date. The method by which the Fund calculates NAV is discussed above under “DETERMINATION OF NET ASSET VALUE.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by calling the Fund’s transfer agent at (888) 278-5809.

Repurchase Fee
The Fund does not currently charge a repurchase fee. However, the Fund reserves the right to charge a repurchase fee of up to 2%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase (such as bid to ask spreads) incurred by the Fund, directly or indirectly, as a result of repurchasing shares, thus allocating estimated transaction costs to the shareholder whose shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce the repurchase fee if the Advisor determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

Suspension or Postponement of Repurchase Offer
The Fund will not suspend or postpone a Repurchase Offer except if a majority of the Board, including a majority of the Board members who are not “interested persons” of the Fund, as defined in the 1940 Act (Independent Trustees), vote to do so, and only (a) if the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; (b) for any period during which the New York Stock Exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which any emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund to fairly determine its NAV; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. The Fund will send to its shareholders notice of any suspension or postponement and notice of any renewed Repurchase Offer after a suspension or postponement.

Special Considerations of Repurchases
Because there likely will not be a secondary market for shares, quarterly and any additional discretionary Repurchase Offers will provide the only source of liquidity for shareholders. If a secondary market were to develop for shares, however, the market price per share of the shares could, at times, vary from the NAV per share. A number of factors could cause these differences, including relative demand and supply of shares and the performance of the Fund. Repurchase Offers for shares at

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NAV would be expected to reduce any spread or gap that might develop between NAV and market price. However, there is no guarantee that these actions would cause shares to trade at a market price that equals or approximates NAV per share.

Although the Board believes that Repurchase Offers will generally benefit shareholders, the Fund’s repurchase of shares will decrease the Fund’s total assets. The Fund’s expense ratio also may increase as a result of Repurchase Offers (assuming the repurchases are not offset by the issuance of additional shares). Such Repurchase Offers also may result in less investment flexibility for the Fund depending on the number of shares repurchased and the success of the Fund’s continuous offering of shares. In addition, when the Fund borrows money for the purpose of financing the repurchase of shares in a Repurchase Offer, interest on the borrowings will reduce the Fund’s net investment income. It is the Board’s announced policy (which the Board may change) not to repurchase shares in a Repurchase Offer over the minimum amount required by the Fund’s fundamental policies regarding Repurchase Offers if the Board determines that the repurchase is not in the Fund’s best interest. Also, the size of any particular Repurchase Offer may be limited (above the minimum amount required for the Fund’s fundamental policies) for the reasons discussed above or as a result of liquidity concerns.

To complete a Repurchase Offer for the repurchase of shares, the Fund may be required to sell portfolio securities. This may cause the Fund to realize gains or losses at a time when the investment manager would otherwise not do so.

The Board will consider other means of providing liquidity for shareholders if Repurchase Offers are ineffective in enabling the Fund to repurchase the amount of shares tendered by shareholders. These actions may include an evaluation of any secondary market that may exist for shares, and a determination of whether that market provides liquidity for shareholders. If the Board determines that a secondary market (if any) has failed to provide liquidity for shareholders, the Board may consider other available options to provide liquidity. One possibility that the Board may consider is listing the shares on a major domestic stock exchange or arranging for the quotation of shares on an over-the-counter market. Alternatively, the Fund might repurchase shares periodically in open market or private transactions, provided the Fund can do so on favorable investment terms. The Board will cause the Fund to take action the Board deems necessary or appropriate to provide liquidity for the shareholders in light of the specific facts and circumstances.

The Fund’s repurchase of tendered shares is a taxable event to shareholders. The Fund will pay all costs and expenses associated with the making of any Repurchase Offer. An Early Withdrawal Charge will be imposed on certain shares that have been accepted for repurchase pursuant to a Repurchase Offer, subject to certain waivers. In accordance with applicable rules of the SEC in effect at the time of the offer, the Fund also may make other offers to repurchase shares that it has issued.

Selling Shares in Writing
Generally, in a Repurchase Offer, requests to tender shares with a value of $100,000 or less can be made over the phone at (888) 278-5809 provided that you do not hold share certificates and you have not changed your address by phone or online within the last 15 days. You may not tender over the phone more than $100,000 in shares during any single Repurchase Offer period. If your shares are held in street or nominee name, please contact your securities dealer to tender your shares by telephone. Otherwise, written instructions with respect to your tender of shares in a Repurchase Offer must be completed in the manner described, and on the appropriate forms included, in the notification to shareholders of the Repurchase Offer.

Sometimes, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

·           you are selling more than $100,000 worth of shares;

·           you want your proceeds paid to someone who is not a registered owner; or

·           you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account.

We also may require a signature guarantee when: we receive instructions from an agent, not the registered owners; you want to send your proceeds to a bank account that was added or changed on your account without a signature guarantee within the last 15 days; you want to send proceeds to your address that was changed without a signature guarantee within the last 15 days; or we believe it would protect the Fund against potential claims based on the instructions received. A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers. A notary public CANNOT provide a signature guarantee.

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Selling Recently Purchased Shares
If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days.

Repurchase Proceeds
The Fund generally pays sale (redemption) proceeds in cash.  Your repurchase amount will be sent within seven days after the Repurchase Pricing Date described above assuming we receive your request in proper form by the Repurchase Request Deadline.

MARKET TIMING POLICY
Excessive or short-term purchases and redemptions of Fund shares have the potential to harm the Fund and its long-term shareholders.  Such frequent trading of Fund shares may lead to, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio and increased brokerage and administrative costs.

The Fund is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.  The advantages of market timing generally accrue from trading into and out of a fund in a short time period.  Open-end funds, which issue shares that may be purchased and redeemed each business day, allow for the timing of such trading to a much greater extent than closed-end funds such as the Fund, whose shares are not redeemable and may be repurchased only in limited circumstances. Consequently, the Fund is less likely to encounter market timing for its shares than an open-end fund would be. The ability of shareholders of the Fund to engage in market timing with respect to shares of the Fund is very limited because shareholders may have their shares repurchased by the Fund only on the four days a year that are the dates of the quarterly Repurchase Request Deadlines and pricing for the repurchases may occur several days after the request deadline. These dates are selected by the Fund’s Board, which further prevents the shareholders from timing when they have their shares repurchased.

Notwithstanding the foregoing, the Fund’s Board has adopted policies and procedures that are designed to deter such excessive or short-term trading.  The Fund reserves the right to take appropriate action as it deems necessary to combat excessive or short-term trading of Fund shares, including, but not limited to, refusing to accept purchase orders.  The Fund also works with intermediaries that sell or facilitate the sale of Fund shares to identify abusive trading practices in omnibus accounts. Under no circumstances will the Fund, the Advisor or the Distributor enter into any agreements with any investor to encourage, accommodate or facilitate excessive or short-term trading in the Fund. The Advisor maintains processes to monitor and identify abusive or excessive short-term trading activity in the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES
DISTRIBUTIONS

Dividends and Distributions. The Fund intends to qualify each year as a regulated investment company under Subchapter M the Code.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.  The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends on a quarterly basis.  Fund distributions may come from a number of course, including from proceeds from the sale of Fund shares.  Such distributions may consist, in whole or in part, of a return of capital, which represents a return of a portion of shareholder’s original investment. Although a return of capital will generally not be taxable, it would reduce a shareholder’s cost basis in shares and may result in higher capital gains taxes, or a lower capital loss, when shares are sold.  The Fund will distribute net realized capital gains, if any, at least annually, usually in December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  Distributions declared to shareholders with a record date in December – if paid to you by the end of January – are taxable for federal income tax purposes as if received in December.  The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns.  The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you.  However, when necessary,  you will receive a corrected Form 1099 to reflect reclassified information.

27

Avoid “Buying a Dividend.”  At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  Buying shares in a fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

TAX CONSIDERATIONS

Fund Distributions.  The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of net short-term capital gains are taxable to you as ordinary income. Fund distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

Because the Fund invests primarily in marketplace loans, it is anticipated that none or only a nominal amount of the Fund’s income dividends will qualify for the 70% dividends-received deduction available to corporate shareholders.

The Fund may be subject to foreign taxes on its investments.  If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.  You will then be required to include your pro-rata share of these taxes in gross income, even though not actually received by you, and will be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax.

Repurchase of Fund Shares.  Under the Code, a repurchase of shares by the Fund pursuant to a Repurchase Offer will be treated as a sale or exchange of the shares if the repurchase (a) results in a complete termination of the shareholder’s interest in the Fund, (b) is “substantially disproportionate” with respect to the shareholder (generally meaning that after the repurchase the shareholder’s percentage interest in the Fund is less than 80% of his or her percentage interest prior to the repurchase), or (c) is “not essentially equivalent to a dividend.”  If any of the three tests is met, a repurchase of shares will result in a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in the shares repurchased.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.  If none of the three tests described above is met with respect to a repurchase, then amounts received by a shareholder will be taxable as a dividend, return of capital and/or capital gain, depending on the fund’s earnings and profits and the shareholder’s basis in the tendered shares.  Under such circumstances, it is also possible that non-tendering shareholders may be considered to have received a deemed distribution as a result of the fund’s purchase of tendered shares, and all or a portion of that deemed distribution may be taxable as a dividend.

Medicare Tax.  A 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from repurchases or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Cost Basis.  The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of Shares where the cost basis of the Shares is known by the Fund (referred to as “covered shares”) and which are disposed of after the date acquired in a sale or exchange transaction.  Cost basis will be calculated using the Fund’s default method, unless you instruct the Fund to use a different calculation method.  Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.  If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account.  Tax-advantaged retirement accounts will not be affected.

Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds

28

from the sale of your shares.  The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes.  Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources, and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after Dec. 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares.  The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “DIVIDENDS, DISTRIBUTIONS AND TAXES” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND SERVICE PROVIDERS
Legal Counsel and Independent Registered Public Accounting Firm
Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Fund. [____], [Address], serves as the independent registered public accounting firm for the Fund.

Custodian, Fund Administrator, Transfer Agent, Fund Accountant and Shareholder Servicing Agents
U.S. Bank N.A. serves as custodian for the Fund’s cash and securities.  U.S. Bank N.A. does not assist in, and is not responsible for, investment decisions involving assets of the Fund. USBFS serves as the Fund’s administrator, transfer agent and fund accountant.  In addition, certain other organizations that provide recordkeeping and other shareholder services may be entitled to receive fees from the Fund for shareholder support.  Such support may include, among other things, assisting investors in processing their purchase, exchange or redemption requests, or processing dividend and distribution payments.

FINANCIAL HIGHLIGHTS

The Fund is new and does not have an operating history. Information, when available, will be included in the Fund’s first financial report. The initial audited financial statements of the Fund as of [___], 2016 are included in the SAI.

29

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
GENERAL INFORMATION ABOUT THE FUND
DIVERSIFICATION OF THE FUND
NON-FUNDAMENTAL INVESTMENT OBJECTIVE
INVESTMENT POLICIES AND LIMITATIONS
FUNDAMENTAL REPURCHASE OFFER POLICIES
MANAGEMENT APPROACH
INVESTMENT STRATEGIES AND ASSOCIATED RISKS
DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT OF THE FUND
INVESTMENT ADVISOR AND SUB-ADVISOR
DISTRIBUTION AND SHAREHOLDER SERVICING
SERVICE PROVIDERS
ANTI-MONEY LAUNDERING PROGRAM
CODES OF ETHICS
PROXY VOTING GUIDELINES
VALUATION OF SHARES
ACCOUNT AND SHARE INFORMATION
PORTFOLIO TRANSACTIONS
TAXES
PERFORMANCE INFORMATION
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
FINANCIAL STATEMENTS
APPENDIX A
APPENDIX B

[ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] A-1 B-1

30

FOR MORE INFORMATION

You may obtain the following and other information on the Fund free of charge:

SAI dated [__], 2016:
The Fund’s SAI provides more details about the Fund’s policies and management.  The Fund’s SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report:
The annual and semi-annual reports provide (or will provide) additional information about the Fund’s investments, as well as the most recent financial reports and portfolio listings.  The annual report contains (or will contain) a discussion of the market conditions and investment strategies that affected the Fund’s performance during the last fiscal year.

To receive any of these documents or a copy of the Fund’s Prospectus free of charge or to make inquiries or request additional information about the Fund, please contact us.

By Telephone:
(888) 278-5809

By Mail:
GuideMark® Alternative Lending Income Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

By Internet:
www.AssetMark.com

From the SEC:
You may review and obtain copies of the Fund’s information (including the SAI) at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

AssetMark Brokerage™, LLC
Distributor

Prospectus
[______], 2016

Investment Company Act File No. 811-23114

31

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

Subject to completion, dated [_____], 2016

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

GuideMark® Alternative Lending Income Fund
Shares of Beneficial Interest

Statement of Additional Information

[_____], 2016

This Statement of Additional Information (“SAI”) provides general information about the GuideMark® Alternative Lending Income Fund (the “Fund”).  This SAI is not a prospectus and should be read in conjunction with the Fund’s current Prospectus (the “Prospectus”) dated [_____], 2016, as supplemented and amended from time to time.  This SAI is incorporated by reference into the Prospectus.  To obtain a copy of the Prospectus, please write or call the Fund at the address or telephone number below. When available, a copy of the Annual Report may be obtained without charge by calling or writing the Fund as shown below.

GuideMark® Alternative Lending Income Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Phone: (888) 278-5809

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE FUND
DIVERSIFICATION OF THE FUND
NON-FUNDAMENTAL INVESTMENT OBJECTIVE
INVESTMENT POLICIES AND LIMITATIONS
FUNDAMENTAL REPURCHASE OFFER POLICIES
MANAGEMENT APPROACH
INVESTMENT STRATEGIES AND ASSOCIATED RISKS
DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT OF THE FUND
INVESTMENT ADVISOR AND SUB-ADVISOR
DISTRIBUTION AND SHAREHOLDER SERVICING
SERVICE PROVIDERS
ANTI-MONEY LAUNDERING PROGRAM
CODES OF ETHICS
PROXY VOTING GUIDELINES
VALUATION OF SHARES
PORTFOLIO TRANSACTIONS
TAXES
PERFORMANCE INFORMATION
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
FINANCIAL STATEMENTS
APPENDIX A
APPENDIX B

1 1 1 1 2 3 3 30 30 36 41 43 44 44 44 44 45 47 60 60 61 61 A-1 B-1

General Information about the Fund

The GuideMark® Alternative Lending Income Fund (the “Fund”) is a non-diversified, closed-end management investment company, organized as a Delaware statutory trust on November 4, 2015. The Fund operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940 (the “1940 Act”) and, as such, offers to repurchase at least 5% and not more than 25% (typically between 5% and 10% ) of its outstanding shares at their net asset value (“NAV”) as of or prior to the end of each fiscal quarter.

AssetMark, Inc. serves as the investment advisor to the Fund (“AssetMark” or the “Advisor”) and Echelon Capital Strategies, LLC, doing business as Echelon Asset Management (“Echelon” or the “Sub-Advisor”) serves as the Fund’s sub-advisor.

The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval.  Unless otherwise noted, all of the other investment policies and strategies described in the Prospectus or hereafter are non-fundamental.

Diversification of the Fund

The Fund is classified as non-diversified under the 1940 Act.  This means that, pursuant to the 1940 Act, there is no restriction as to how much the Fund may invest in the securities of any one issuer.  However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code, as amended (the “Code”), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code.  Pursuant to these requirements, at the end of each taxable quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) of more than 25% of the value of the Fund’s total assets.  In addition, with respect to 50% of the Fund’s total assets, no investment can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer.

As a non-diversified investment company, the Fund may be subject to greater risks than diversified investment companies because of the larger impact of fluctuation in the values of securities of fewer issuers.

Non-Fundamental Investment Objective

The investment objective of the Fund is to provide a high level of current income.  The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval.

Investment Policies and Limitations

With respect to the Fund’s investment policies and limitations, percentage limitations apply only at the time of investment.  A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by the Fund will not be considered a violation of such limitation, and the Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.  For purposes of such policies and limitations, the Fund considers instruments (such as certificates of deposit and demand and time deposits) issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items.

Fundamental Policies and Limitations

The Fund has adopted and is subject to the following fundamental policies.  These policies of the Fund may be changed only with the approval of the holders of a “majority of the outstanding voting securities” of the Fund, as defined by the 1940 Act. Under the 1940 Act, the authorization of a “majority of the outstanding voting securities” means the affirmative vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	borrow money or issue senior securities, except as the 1940 Act, any rules or orders thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof, may permit;
2.
underwrite the securities of other issuers, except that it may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”);

3.
purchase or sell real estate, unless acquired as a result of ownership of securities or other investments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

4.
make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests;

5.
invest 25% or more of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), provided that the Fund will invest, directly or indirectly, at least 25% of its total assets in Marketplace Lending Instruments; and

6.
purchase or sell physical commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

With respect to #5 above, the Fund does not consider consumer loans or investment companies to be industries.

Non-Fundamental Policy

In addition to the fundamental policies and limitations described above, and the various investment policies described in the Prospectus, the Fund has adopted and is subject to the following non-fundamental policy.  Any non-fundamental policy of the Fund may be changed by the Board without shareholder approval.

1.
The Fund will not sell any securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in futures contracts or other derivatives are not deemed to constitute selling securities short.

Fundamental Repurchase Offer Policies

As noted in the Prospectus, the Fund has adopted and is subject to repurchase offer policies, which are fundamental and may be changed only with the approval of the holders of a “majority of the outstanding voting securities” of the Fund, as that term is defined by the 1940 Act.  Under the 1940 Act, the authorization of a “majority of the outstanding voting securities” means the affirmative vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.  The Fund’s repurchase offer policies are as follows (defined terms in the following policies, other than the “Fund,” are as defined in Rule 23c-3 as adopted, and amended from time to time, under the 1940 Act):

1.
The Fund will conduct Repurchase Offers at Periodic Intervals, pursuant to Rule 23c-3 under the 1940 Act, as that Rule may be amended from time to time, and as it is interpreted by the SEC or its staff, or other regulatory authorities having jurisdiction or their staffs, from time to time, and in accordance with any exemptive relief granted to the Fund or generally to closed-end investment companies by the SEC or other regulatory authority having jurisdiction from time to time;

2.
The Periodic Intervals will be intervals of three calendar months, or Periodic Intervals or other intervals of time in accordance with any exemptive relief granted to the Fund by the SEC or other regulatory authority having jurisdiction from time to time;

3.
[The means of determining the Repurchase Request Deadlines shall include reference to investment management considerations, market conditions, the liquidity of Fund assets, shareholder servicing and administrative considerations and other factors that the investment manager deems appropriate]; and

4.
The maximum number of days between the Repurchase Request Deadline and the related Repurchase Pricing Date shall be 14 days, provided that, if the 14th day of such period is not a business day, the Repurchase Pricing Date shall occur on the next business day.

Management Approach

The Advisor is responsible for constructing and monitoring the portfolio strategy for the Fund.  The Fund invests in securities consistent with the Fund’s investment objective(s) and strategies.  The potential risks and returns of the Fund vary with the degree to which the Fund invests in a particular market segment and/or asset class.

The Advisor manages the Fund using a “manager of managers” approach by selecting one or more sub-advisors to manage the Fund based upon the Advisor’s evaluation of a sub-advisor’s expertise and performance in managing the appropriate asset class.

Investment Strategies and Associated Risks

The following paragraphs provide more detail regarding the Fund’s investment strategies and the associated risks identified in the Fund’s Prospectus.  Unless otherwise noted, these strategies are not fundamental and may be changed without shareholder approval.  The Fund is permitted to hold securities and engage in various strategies as described hereafter, but is not obligated to do so, except as otherwise noted.

Marketplace Lending

Under normal market conditions, the Fund will seek to achieve its investment objective by investing, directly or indirectly, at least 80% of its net assets (plus any borrowings for investment purposes) in loans to consumers and small- and mid-sized companies originated through alternative lending platforms (“marketplace loans”). For purposes of this policy, the Fund may invest directly or indirectly in marketplace loans through various types of instruments, including: (a) whole loans originated through an alternative lending platform (or an affiliate thereof); (b) notes or other pass-through obligations issued by an alternative lending platform such as the purchase of borrower payment dependent notes (collectively, “Notes”) which represent the right to receive principal and interest payments on a fractional portion of an underlying loan; (c) asset-backed securities representing ownership in a pool of marketplace loans; and (d) pooled investment funds including private investment funds that are not registered under the 1940 Act (“private funds”), open-end or closed-end investment companies and exchange-traded funds (collectively, “Underlying Funds”) that provide exposure to marketplace loans (collectively, the “Marketplace Lending Instruments”).  The Fund currently anticipates that the marketplace loans in which it invests will be sourced predominantly from alternative lending platforms based in the United States, a substantial portion of which will be through purchases of whole loans. Additionally, the Fund may invest in marketplace loans originated from lending platforms based outside the United States.

The Fund’s investments in Marketplace Lending Instruments involves certain risks. For example, if a platform in which the Fund invests become insolvent and subject to bankruptcy proceedings, payments on Notes issued by the platform may become delayed or reduced, and any interest accrued on those obligations may never be paid. In addition, if a platform’s administrator or other third-party service provider becomes subject to a bankruptcy proceeding and the platform’s agreement with that service provider is terminated, the operator may be unable to collect and process payments from underlying borrowers, make timely payments on Notes, and/or issue additional Notes.

Multiple banks may originate loans for alternative lending platforms.  If such a bank were to suspend, limit or cease its operations or a platform’s relationship with a bank were to otherwise terminate, the platform would need to implement a substantially similar arrangement with another bank to originate loans for the platform, obtain additional state licenses or curtail its operations.  Transitioning loan originations to a new funding bank is untested and may result in delays in the issuance of loans or may result in a platform’s inability to facilitate loans.  If a platform is unable to enter in an alternative arrangement with a different funding bank, the platform may need to obtain a state license in each state in which it operates in order to enable it to originate loans, as well as comply with other state and federal laws, which would be costly and time-consuming.  If a platform is unsuccessful in maintaining its relationships with the funding banks, its ability to provide loan products could be materially impaired and its operating results would suffer.  The Fund is dependent on the continued success of the platforms that originate the Fund’s marketplace loans.  If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., loans originated by other platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies.

Alternative lending platforms may utilize loan servicers, who may be granted the authority to waive or modify any non-material term of a marketplace loans or consent to the postponement of strict compliance with any such term or in any manner grant a non-material indulgence to any borrower. In addition, if a marketplace loan is in default, or the servicer determines that default is reasonably foreseeable or otherwise determines that such action is consistent with its servicing obligation, the servicer may be permitted to waive or modify any material term of marketplace loan, to accept payment of an amount less than the principal balance in final satisfaction of a marketplace loan and to grant any indulgence to a borrower, provided that the servicer has reasonably determined that such action will not be materially adverse to the interests of the holders of any corresponding Note.

A substantial amount, if not all, of a platform operator’s revenues may be derived from origination fees or loan rate “spreads” generated through making and arranging marketplace loans and offering related Notes. As a result, it has an incentive to finance as many projects as possible to maximize the amount of origination fees it is able to generate. Increased project volume increases the demands on a platform’s management resources and its ability to devote adequate attention and resources to the collection of corresponding marketplace loans. The ability of a platform and its affiliates to make timely payments on their Notes may be adversely affected in the event that they take on loan volumes that exceed their ability to service outstanding marketplace loans.

Investments in Loans

In addition to marketplace loans, the Fund may invest in bank loans.  The Fund’s investments in loans are subject to credit risk (i.e., the ability of borrowers to make principal and interest payments) and are subject to the risk that such borrowers may decide to prepay all or a portion of the remaining principal balance due under a borrower loan.  If a borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on such prepaid portion, and the Fund will not receive all of the interest payments that the it may have otherwise expected to receive on the loan.  The risks of investments in loans are in part driven by unique social and economic factors.  For instance,  borrowers’ ability to repay loans may be affected by changes in interest rates, unemployment levels, gasoline prices, upward adjustments in monthly mortgage payments, the rate of inflation and consumer perceptions of economic conditions generally.  In the period following the financial crisis that began in 2008, there was a high rate of unemployment, decreases in home values, increased mortgage and consumer loan delinquencies and a lack of available consumer credit that generally resulted in increased delinquencies, increased volatility in financial markets, general deleveraging of consumer balance sheets, and defaults and losses on consumer loans.  Consumer loans also tend to be affected by consumer confidence and disposable income.

Indebtedness of borrowers whose creditworthiness is poor involves substantial risks, and may be highly speculative. Borrowers may seek protection under federal bankruptcy law or similar laws.  A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the Fund has direct recourse against the borrower, under the terms of the loan or other indebtedness the Fund may have to rely on the agent to pursue appropriate credit remedies against a borrower.

If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on hold and prevent further collection action absent bankruptcy court approval. A lender may attempt to obtain relief from a bankruptcy stay from the bankruptcy court, but doing so may take several months (if relief is granted at all) and may cause the lender to incur significant legal fees and costs.  Furthermore, bankruptcy courts have broad powers to permit the sale of any real property free of any lien that a lender may have, to compel the lender to accept an amount less than the balance due under a loan and to permit the borrower to repay the loan over a term which may be substantially longer than the original term of the loan.

The interest rates on certain loans reset frequently, and such loans are therefore subject to interest rate risk. Most loans are not traded on any national securities exchange. Loans generally have less liquidity than investment grade bonds and there may be less public information available about them.

Some of the loans in which the Fund may invest may be interest-only loans providing for relatively small monthly payments with a large “balloon” payment of principal due at the end of the term. Borrowers may be unable to repay such balloon payments out of their own funds and will be compelled to refinance or sell their property. Fluctuations in real estate values, interest rates and the unavailability of mortgage funds could adversely affect the ability of borrowers to refinance their loans at maturity or successfully sell the property for enough money to pay off the corresponding loan.

The Fund’s investments in loans include both secured and unsecured loans made by banks and other financial institutions to corporate customers. Senior loans typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. These loans may not be rated investment grade by the rating agencies. Although secured loans are secured by collateral of the borrower, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial portion of its value prior to a default. Some senior loans are subject to the risk that a court could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans, including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually (but often not limited to) banks. The Fund may participate in the primary syndicate for a loan and may purchase loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The Fund also may acquire a participation interest in another lender’s portion of the loan. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. When investing in a loan participation, the Fund typically will have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, the Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that the Fund could be held liable as a co-lender. Loans and other debt instruments that are not in the form of securities may offer less legal protection to the Fund in certain circumstances.

In addition to investing in senior secured loans, the Fund may invest in other loans, such as second lien loans and other secured loans, as well as unsecured loans. Second lien loans and other secured loans are subject to the same risks associated with investment in senior loans and lower-rated debt securities. However, such loans may rank lower in right of payment than senior secured loans, and are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Second lien loans and other secured loans are expected to have greater price volatility than more senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower-ranking loans, which would create greater credit risk exposure. Each of these risks may be increased in the case of unsecured loans, which are not backed by a security interest in any specific collateral.

Regulatory Risks Related to the Fund’s Investments in Loans

New (or revised) laws or regulations may be imposed by the U.S. Congress, Commodity Futures Trading Commission (“CFTC”), SEC, U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect alternative lending platforms and/or other alternative lenders and, in turn, the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. Lending platforms, other alternative lenders and/or the Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.  In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies.

Because the Fund invests a majority of its assets in marketplace loans, it is particularly sensitive to changing regulation affecting alternative lending platforms. The discussion below highlights various laws and regulations impacting marketplace lending and its participants.

Fair Debt Collection Practices Act. The Fair Debt Collection Practices Act (the “FDCPA”) provides guidelines and limitations on the conduct of third-party debt servicers in connection with the collection of consumer debts. In order to ensure compliance with the FDCPA, platforms may contract with professional third-party debt collection agencies to engage in debt collection activities.

The Gramm-Leach-Bliley Act. The Gramm-Leach-Bliley Act (the “GLBA”) limits the disclosure of non-public personal information about a consumer to non-affiliated third parties and requires financial institutions to disclose certain privacy policies and practices with respect to its information sharing with both affiliates and non-affiliated third parties. A number of states have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other federal and state statutes deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the Federal Trade Commission implement the GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private funds. Platforms employing certain consumer lending models generally have privacy policies that conform to these GLBA and other requirements. In addition, such platforms have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly. The platforms do not sell or rent such information to third parties for marketing purposes. Through their participation in the platforms, the Fund may obtain non-public personal information about loan applicants, as defined in GLBA, and intend to conduct themselves in compliance with such law, as if it were subject to the same limitations on disclosure and obligations of safeguarding and proper disposal of non-public personal information. In addition, the Fund could be subject to state data security laws, depending on whether the information obtained is considered non-public personally identifiable information under those state laws. Any violations of state data security laws by the Fund could subject it to fines, penalties, or other regulatory action on a state-by-state basis, which, individually or in the aggregate, could have a material adverse effect on the Fund due to the compliance costs related to any violations as well as costs to ensure compliance with such laws on an on-going basis. Additionally, any violations of the GLBA by the Fund could subject it to regulatory action by the Federal Trade Commission, which could require the Fund to, inter alia, implement a comprehensive information security and reporting program and to be subject to audits on an on-going basis.

OFAC and Bank Secrecy Act. Certain participants in the marketplace lending industry, including the platforms through which the Fund may invest in marketplace loans, may be required to comply with various anti-money laundering and related regulations. The Fund is not able to control or monitor such compliance. Moreover, in the Fund’s participation with the platforms, it is subject to compliance with OFAC (Office of Foreign Assets Control), the USA PATRIOT Act and Bank Secrecy Act regulations applicable to all businesses, which, for the Fund, generally involves cooperation with authorities in investigating any purported improprieties. Any material failure to comply with OFAC and other similar anti-money laundering restrictions or any investigation relating thereto could result in fines or penalties. Such fines or penalties could have a material adverse effect on the Fund directly for amounts owed for fines or penalties or indirectly as a negative consequence of the decreased demand for marketplace loans from the platforms in violation of such requirements resulting from the adverse publicity and other reputation risks associated with any such fines and penalties assessed against the platforms or other industry participants.

Service Members Civil Relief Act. Federal law provides borrowers in active military service with rights that may delay or impair a platform’s ability to collect on a marketplace loan to such borrower. The Service Members Civil Relief Act (“SCRA”) requires that the interest rate on pre-existing debts be set at no more than six percent while the qualified service member or reservist is on active duty. The holder of any such marketplace loan may not receive the difference between six percent and the original stated interest rate under the loan during any such period. This law also permits courts to stay proceedings and execution of judgments against service members and reservists on active duty, which may delay recovery on any such marketplace loans in default. If there are any amounts under such a marketplace loan still due and owing to a platform (or an affiliate thereof) after the final maturity of the Notes that correspond to such loan, the platform (or affiliate) may not have any further obligation to make payments on such Notes, even if the platform (or affiliate) later receives payments after the final maturity of the Notes.

Platforms may not take military service into account in assigning loan grades to borrower loan requests. In addition, as part of the borrower registration process, platforms may not request borrowers to confirm if they are a qualified service member or reservists within the meaning of the SCRA.

Registration with the SEC. Notes are typically offered through private offerings and thus may not be registered under the Securities Act of 1933, as amended (the “1933 Act”). In addition, platforms are not registered as investment companies under the 1940 Act. If a platform (or an affiliate thereof) were to fail to comply with a private offering exemption under the 1933 Act, or if it were fail to maintain an exemption from registration as an investment company under the 1940 Act, it (or such affiliate) could become subject to regulatory actions and/or significant civil liabilities. Although a platform (or its affiliate) may intend to operate in compliance with all applicable securities laws, these laws are complex and sometimes subject to alternative interpretations and any failure by a platform (or such affiliate) to comply with applicable securities laws could adversely affect its (or such affiliate’s) ability to make payments on the Notes.

Trust Indenture Act of 1939. Any Pass-Through Note offering made in reliance on an exemption from registration pursuant to Section 4(a)(2) of the 1933 Act will not be subject to the Trust Indenture Act of 1939. Consequently, holders of Notes will not have the protection of an indenture setting forth obligations of the Pass-Through Note issuers for the protection of the Pass-Through Note holders or a trustee appointed to represent their interests.

State Usury Laws. Some platforms (or their affiliates) may attempt to take advantage of policies in certain states that allow lenders to make marketplace loans at advantageous interest rates by incorporating choice of law provisions into marketplace loan agreements that hold that the agreements are to be governed by the laws of those lender-friendly states. In the event that a borrower or state regulator successfully invalidates such choice-of-law clause, platforms (of their affiliates) may not be able to collect some or all of the interest and principal due on such marketplace loans.

Truth-In-Lending Act. Some marketplace loans may also be subject to certain provisions of the Truth-In-Lending Act and other applicable laws and rules concerning loans. These provisions impose additional disclosure and other requirements on creditors with respect to certain loans secured by the borrower’s principal dwelling with high interest rates or high up-front fees and charges where the loan funds are primarily used for personal, household or consumer purposes. In general, these home equity loans have annual percentage rates over eight percent greater than the yield on U.S. Treasury securities of comparable maturity and/or fees and points which exceed the greater of six percent of the total loan amount. These provisions can impose specific statutory liabilities upon creditors who fail to comply with such provisions and may affect the enforceability of the related loans. In addition, any assignee of the creditor would generally be subject to all claims and defenses that the consumer could assert against the creditor, including, without limitation, the right to rescind the home equity loan.

Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”).  As a result of the Dodd-Frank Act, significant new regulation has been enacted or is anticipated in many areas of consumer financial products and services, including private education loans. Under the Dodd-Frank Act, entities in the private education loan sector are subject to regulations developed by the Consumer Financial Protection Bureau (the “CFPB”). The

CFPB is an independent agency that is housed within the Federal Reserve Board, but is not subject to Federal Reserve Board jurisdiction or to the congressional appropriations process. It has substantial power to regulate financial products and services received by consumers from both banks and non-bank lenders, including rulemaking authority in enumerated areas of federal law traditionally applicable to consumer lending such as truth-in-lending, fair credit reporting and fair debt collection. In addition, the Dodd-Frank Act provides for significant new enforcement authority, including authorization of state attorneys general to bring lawsuits under federal consumer protection laws with the consent of the CFPB.

In addition, on December 6, 2013, the CFPB adopted a rule that enables it to supervise certain non-bank student loan servicers that service more than one million borrower accounts, to ensure that bank and non-bank servicers follow the same rules in the student loan servicing market. The rule covers servicers of both federal and private student loans.

The Dodd-Frank Act also affects student loan portfolio securitization financing transactions which result in the issuance of asset-backed securities. Under the Dodd-Frank Act, the SEC and federal banking agencies were directed to adopt regulations requiring issuers of asset-backed securities or persons who organize and initiate asset-backed securities transactions to retain a portion of the credit risk of the underlying assets, new disclosure and reporting requirement for each tranche of asset-backed securities, including new loan-level data, and new disclosure requirements relating to representations, warranties and enforcement mechanisms available to investors in asset-backed securities.

Risk of Including Foreign Investors. An issuer of Notes may accept investors who are non-U.S. persons, in which case interest payments made to such an investor by the issuer could be subject to withholding taxes. In the event that the issuer fails to properly withhold on such payments, it could remain liable for a non-U.S. person’s individual tax liabilities. There is a further risk that a non-U.S. person investor could be named on the Department of the Treasury’s list of “Specially Designated Nationals,” “Blocked Persons,” or “Sanctioned Countries or Individuals,” which, if undiscovered, could result in an enforcement action against the issuer.

Tax Considerations.  No statutory, judicial or administrative authority directly discusses how the Marketplace Lending Instruments and certain other loans in which the Fund may invest should be treated for tax purposes. As a result, the tax treatment of the Fund’s investment in such instruments is uncertain. The tax treatment of the Fund’s investments in Marketplace Lending Instruments and certain other loans could be affected by changes in tax laws or regulations, or interpretations thereof, or by court cases that could adversely affect the Fund and its ability to qualify as a regulated investment company under Subchapter M of the Code.  For more information about special tax considerations arising from the nature of the Fund’s investments, see “Taxes” below.

Common and Preferred Stock

Equity securities, such as common stocks, represent shares of ownership of a corporation.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and the liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

Debt Securities

The Fund may invest in debt securities, including those convertible into common stocks.

Debt securities purchased by the Fund will typically consist of obligations that are rated investment grade or better, having at least adequate capacity to pay interest and typically repay principal.

The Fund considers investment grade securities to be those rated BBB- or higher by Standard and Poor’s® Financial Services LLC, a subsidiary of the McGraw-Hill Companies, Inc. (“S&P®”), or Baa or higher by Moody’s Investors Service©, Inc.  (“Moody’s”), or an equivalent rating by Fitch, Inc.© (“Fitch”), or determined to be of comparable quality by the Advisor or the sub-advisor if the security is unrated.  Bonds in the lowest investment grade category

(BBB- by S&P® or Baa3 by Moody’s) have speculative characteristics, and changes in the economy or other circumstances are more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.

The Fund may also invest in high-yield debt securities or “junk bonds,” which are securities rated BB or below by S&P® or Ba or below by Moody’s (“lower-rated securities”).  Lower-rated securities are considered to be of poor standing and predominantly speculative and are subject to a substantial degree of credit risk.  Lower-rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events.  Also, lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal.  The risks posed by securities issued under such circumstances are substantial.

The higher yields from lower-rated securities may compensate for the higher default rates on such securities.  However, there can be no assurance that higher yields will offset default rates on lower-rated securities in the future.  Issuers of these securities are often highly leveraged, so their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay their debt at maturity by refinancing.  The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.  Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the market’s perception of credit quality and the outlook for economic growth.  When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates.

Especially during times of deteriorating economic conditions, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced.  Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade debt securities.  There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors.  In periods of reduced market liquidity, lower-rated securities’ prices may become more volatile and the Fund’s ability to dispose of particular issues when necessary to meet that Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

The ratings of S&P®, Moody’s and other nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of those rating agencies as to the quality of debt securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields, while debt securities of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt securities will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations in connection with its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  The Advisor or sub-advisor will consider such an event in determining whether the Fund involved should continue to hold the security.  For a more detailed description of the ratings of debt securities, see Appendix A to this SAI.

Corporate Trade Receivables

Invoice discounting, or factoring, has emerged as a lending asset class whereby a platform enables advances to be made against invoices or purchases of invoice receivables.  This form of financing allows businesses seeking working capital to get advances on cash due from their customers.  To the extent that the Fund invests in trade receivables sourced by platforms, it will be subject to the platforms’ ability to sufficiently source deals that fall within the Fund’s investment and risk parameters.  Limited origination of suitable trade receivables through the platforms could have a negative impact on the Fund’s ability to deploy its capital and therefore impact the Fund’s expected returns.

The Fund is subject to the platforms’ ability to monitor and curtail factoring fraud which typically stems from the falsification of invoice documents.  False invoices can easily be created online to look like they have been issued by legitimate debtors or are otherwise created by legitimate debtors at inflated values.  The Fund’s investments in trade receivables through platforms is therefore reliant on the platforms’ ability to carry out appropriate due diligence on all parties involved such that no losses occur due to fraudulent activity.

The Fund will to some extent be reliant on the internal credit ratings by the platform, but may seek to carry out independent credit checks, where available, in relation to either the creditor or debtor.  In the event of insolvency of any debtor where invoices have been purchased by the Fund, the Fund may only rank as unsecured creditor.  Where invoices have been advanced, in the case of insolvency by the creditor, the debtor is made aware that the invoice has been advanced and is obligated to make payment to the Fund.  However, the Fund will be subject to the risk of payment being delayed or not made.

Platforms that lend to corporations conduct due diligence but do not always conduct on-site visits to verify that the business exists and is in good standing.  For this reason, the risk of fraud may be greater with corporate trade receivables.

The platforms seek to validate that the debtor has received the goods or services and is willing to pay the creditor before making the receivables available for investment.  There can however be no assurance that the debtor will not subsequently dispute the quality or price of the goods or services and elect to withhold payments.  Fraud, delays or write-offs associated with such disputes could directly impact the earnings of the Fund on its investments in trade receivables.

Collateralized Debt Obligations

Collateralized debt obligations and similarly structured securities, sometimes known generally as CDOs, are interests in a trust or other special purpose entity (SPE) and are typically backed by a diversified pool of bonds, loans or other debt obligations. CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, REITS, commercial mortgage-backed securities, emerging market debt, and municipal bonds. Certain CDOs may use derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments.

Common varieties of CDOs include the following:

Collateralized loan obligations. Collateralized loan obligations (CLOs) are interests in a trust typically collateralized substantially by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans.

Collateralized bond obligations. Collateralized bond obligations (CBOs) are interests in a trust typically backed substantially by a diversified pool of high risk, below investment grade fixed income securities.

Structured finance CDOs. Structured finance CDOs are interests in a trust typically backed substantially by structured investment products such as asset-backed securities and commercial mortgage-backed securities.

Synthetic CDOs. In contrast to CDOs that directly own the underlying debt obligations, referred to as cash CDOs, synthetic CDOs are typically collateralized substantially by derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments.

CDOs are similar in structure to collateralized mortgage obligations, described elsewhere in this SAI. Unless the context indicates otherwise, the discussion of CDOs below also applies to CLOs, CBOs and other similarly structured securities.

In CDOs, the cash flows from the SPE are split into two or more portions, called tranches (or classes), that vary in risk and yield. The riskiest portion is the “equity” tranche which bears the first loss from defaults on the bonds or loans in the SPE and is intended to protect the other, more senior tranches from severe, and potentially unforeseen, defaults or delinquent collateral payments (though such protection is not complete). Because they may be partially protected from defaults, senior tranches from a CDO typically have higher ratings and lower yields than the underlying collateral securities held by the trust, and may be rated investment grade. Despite protection from the equity tranche, more senior tranches can experience, and may have experienced in the past, substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, downgrades of the underlying collateral by rating agencies, forced liquidation of a collateral pool due to a failure of coverage tests, disappearance of protecting tranches, market anticipation of defaults, as well as a market aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of collateral held by the SPE and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility like that experienced in 2007-2008. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws and traded in a public market. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs allowing the Fund to trade CDOs with other qualified institutional investors under Rule 144A. To the extent such investments are characterized as illiquid, they will be subject to the Fund’s restrictions on investments in illiquid securities. The Fund’s investment in unregistered securities such as CDOs will not receive the same investor protection as an investment in registered securities.

All tranches of CDOs, including senior tranches with high credit ratings, can experience, and many have recently experienced, substantial losses due to actual defaults, increased sensitivity to future defaults due to the disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDO securities as a class. In the past, prices of CDO tranches have declined considerably. The drop in prices was initially triggered by the subprime mortgage crisis. Subprime mortgages make up a significant portion of the mortgage securities that collateralize many CDOs. As floating interest rates and mortgage default rates increased, the rating agencies that had rated the mortgage securities and CDO transactions backed by such mortgages realized their default assumptions were too low and began to downgrade the credit rating of these transactions. There can be no assurance that additional losses of equal or greater magnitude will not occur in the future.

In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

Certain issuers of CDOs may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments from these issuers may be limited by the restrictions contained in the 1940 Act. CDOs generally charge management fees and administrative expenses that the shareholders of the Fund would pay indirectly.

Funding Agreements

The Fund may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, the Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index (such as the London Interbank Offered Rate (“LIBOR”)). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. GICs are considered illiquid securities and will be subject to any limitations on such investments described elsewhere in this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with debt instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.

Borrowings

The Fund may borrow funds to meet tenders, for other emergency purposes or to increase its portfolio holdings of securities, to the extent permitted by the 1940 Act.  Such borrowings may be on a secured or unsecured basis, and at fixed or variable rates of interest.  The Fund may borrow for such purposes an amount equal to 33 1/3% of the value of its total assets.  The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Leveraging, by means of borrowing, may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the investments purchased with borrowed funds.

Securities Lending

To generate additional income or to earn credits that offset expenses, the Fund may lend its portfolio securities to unaffiliated broker/dealers, financial institutions or other institutional investors pursuant to agreements requiring that the loans be secured continuously by collateral, marked-to-market daily and maintained in an amount at least equal in value to the current market value of the securities loaned.  The aggregate market value of securities lent by the Fund will not at any time exceed 33 1/3% of the total assets of the Fund.  All relevant facts and circumstances, including the creditworthiness of the broker-dealer or institution, will be considered in making decisions with respect to the lending of securities subject to review by the Board.

The cash collateral received from a borrower as a result of the Fund’s securities lending activities will be invested in cash or high quality, short-term debt obligations, such as securities of the U.S. government, its agencies or instrumentalities, irrevocable letters of credit issued by a bank that meets the investment standards stated below under “Temporary Investments,” bank guarantees or money market mutual funds or any combination thereof.

Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.  There also may be risks of delay in receiving additional collateral, in recovering the securities loaned, or a loss of rights in the collateral should the borrower of the securities fail financially.  In the event the Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional collateral, then the Fund could suffer a loss.

Restricted and Illiquid Securities

The Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations.  The Advisor, sub-advisor and/or a third-party pricing service will determine the value of such securities in good faith in accordance with the provisions of the 1940 Act under procedures adopted by the Board.  Illiquid securities present the risks that the Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.  There are no restrictions on the Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”)), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act will be considered liquid if determined to be so under procedures adopted by the Board.

Private Placements

The Fund may invest in securities that are purchased in private placements, which are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell the securities when the Advisor or sub-advisor believes that it is advisable to do so, or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing the Fund’s NAV.

While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often “restricted securities” that cannot be sold to the public without registration under the Securities Act, the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act) or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell the illiquid securities promptly at an acceptable price. The Fund  may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available for these securities. The judgment of the Advisor or sub-advisor may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and when other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. The Fund  may be deemed to be an underwriter for purposes of the 1933 Act when selling restricted securities to the public. As such, the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Foreign Securities

The Fund’s investments in the securities of foreign issuers may include both securities of foreign corporations and securities of foreign governments and their political subdivisions.

The Fund may invest in foreign securities directly, or through depositary receipts, such as American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Investments in these types of securities, as well as securities of foreign issuers, involve certain risks generally associated with investments in foreign securities, including the following:

Political and Economic Factors. The economies of foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Actions by these governments could include imposing restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of the countries’ trading partners.  Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners, could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency held by the Fund .  Such changes will also affect the Fund’s investments in depositary receipts.

Taxes. The interest and dividends payable on certain foreign securities, including those comprising an ADR, may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to the Fund and the amount that may ultimately be available for distribution to the Fund’s shareholders.  See the section entitled “Taxes” below.

Emerging Market Countries

The Fund may invest in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the MSCI Emerging MarketsSM Index.  Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital.  Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain developing countries face serious currency exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies.  As such, government actions in the future could have a significant effect on economic conditions in developing countries.  Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments.  Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Master Limited Partnerships (“MLPs”)

The Fund may invest in MLPs.  An MLP is a limited partnership, the interests of which are publicly traded on an exchange or in the over-the-counter (“OTC”) market.  Many MLPs operate pipelines that transport commodities such as crude oil, natural gas and petroleum.  The income of such MLPs correlates to the volume of the commodities transported, not their price.

Although investors in an MLP normally would not be liable for debts of the MLP beyond the amount of their investment, they may not be shielded from liability to the same extent as shareholders of a corporation.

Interests in an MLP may be less liquid investments than other publicly traded securities and involve additional risks related to: limited control and voting rights, potential conflicts of interest between the MLP and the MLP’s general partner, dilution of the Fund’s interest in the MLP and the general partner’s right to require the Fund to sell its interest in the MLP at an undesirable time or price.  An investment in an MLP is also subject to interest rate risk, commodity risk and regulatory risk.

An investment in an MLP is also subject to tax risk.  MLPs taxed as partnerships do not pay U.S. federal income tax at the partnership level.  A change in current tax law or the underlying business mix of an MLP could result in the

MLP being treated as a corporation for U.S. federal income tax purposes, in which case the MLP would be required to pay U.S. federal income tax on its taxable income.  Taxation of an MLP in which the Fund invests would result in a reduction of the value of the Fund’s investment in the MLP and, consequently, your investment in the Fund.  Additionally, the Fund must derive at least 90% of its gross income from qualifying sources to qualify as a RIC.  Income derived by the Fund from a partnership that is not a qualified publicly traded partnership as defined in the Code will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund.

Smaller and Mid-Sized Companies/Capitalization Stock

The Fund may invest in companies that have limited product lines, services, markets, or financial resources, or that are dependent on a small management group.  In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies or companies with larger capitalizations (“Large-Sized Companies”).

Historically, smaller companies and the stocks of companies with smaller or mid-sized capitalizations (“Small-Sized Companies”) have been more volatile in price than Large-Sized Companies.  Among the reasons for the greater price volatility of these Small-Sized Company stocks are the less certain growth prospects of Small-Sized Companies, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of Small-Sized Companies to changing economic conditions and the fewer market makers and wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks.  Besides exhibiting greater volatility, Small-Sized Company stocks may, to a degree, fluctuate independently of Large-Sized Company stocks.  Small-Sized Company stocks may decline in price as Large-Sized Company stocks rise, or rise in price as Large-Sized Company stocks decline.  Investors should therefore expect that the Fund that invests primarily in Small-Sized Companies will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500® Index.

Municipal Securities

The Fund may invest in municipal securities.  Municipal securities are debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax (“Municipal Securities”).

Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, and water and sewer works.  They may also be issued to repay outstanding obligations, to raise funds for general operating expenses, or to make loans to other public institutions and facilities.  Municipal Securities include industrial development bonds issued by, or on behalf of, public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations.  The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of the bond’s principal and interest.  Interest on, and principal of, revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue.  Revenue bonds do not represent a pledge of credit or create any debt of, or charge against, the general revenues of a municipality or public authority.  Industrial development bonds are typically classified as revenue bonds.  The Fund may invest in, but such investments are not limited to, the following types of Municipal Securities: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. government securities or other investments); and general obligation bonds secured by a municipality’s pledge of taxation.

The Fund is not required to sell a Municipal Security if the security’s rating is reduced below the required minimum subsequent to the Fund’s purchase of the security.  However, the Fund will consider this event in the determination of whether it should continue to hold the security in its portfolio.  If ratings made by Moody’s, S&P®, or Fitch change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards.

Participation Interests

The financial institutions from which the Fund may purchase participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give the Fund the right to demand payment on specified notice (normally within 30 days) from the issuer of the letter of credit or guarantee.  These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the Municipal Securities over the negotiated yield at which the participation interests were purchased by the Fund.  By purchasing participation interests, the Fund is buying a security meeting its quality requirements and is also receiving the tax-free benefits of the underlying securities.

In the acquisition of participation interests, the Advisor or sub-advisor will consider the following quality factors: a high-quality underlying Municipal Security (of which the Fund takes possession); a high-quality issuer of the participation interest; or a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.

Participatory Notes (“participation notes”)

The Fund may invest in participation notes.  Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which is generally linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies.  Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based. These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk.

Municipal Leases

The Fund may purchase Municipal Securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity.  The lease payments and other rights under the lease provide for and secure payments on the certificates.  Municipal charters or the nature of the appropriation for the lease may limit lease obligations.  In particular, lease obligations may be subject to periodic appropriation.  If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments.  Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default.  The participants would only be able to enforce lease payments as they became due.  In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

Because municipal leases may be considered illiquid, the Advisor or sub-advisor must carefully examine the liquidity of the lease before investing.  The Advisor or sub-advisor typically considers: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property if the lease was terminated; the lessee’s general credit strength; the possibility that the lessee will discontinue appropriating funding for the lease property because the property is no longer deemed essential to its operations; and any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

Credit Enhancement

Some of the investments of the Fund may be credit enhanced by a guaranty, letter of credit or insurance.  Any bankruptcy, receivership, default or change in the credit quality of the credit enhancer will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect the prices of shares issued by the Fund.  The Fund may invest in securities that are credit-enhanced by banks, and thus the value of those credit enhancements will be affected by developments affecting the economic health and viability of banks.  The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement, rather than the financial condition and/or rating of the issuer.

Variable Rate or Floating Rate Municipal Securities

The Fund may purchase Municipal Securities with variable or floating interest rates.  Variable or floating interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate.  Variable interest rates are adjusted on a periodic basis (i.e., every 30 days) and floating interest rates are adjusted whenever a benchmark rate changes.  Many variable or floating rate Municipal Securities are subject to payment of principal on demand by the Fund, usually in not more than seven days.  If a variable or floating rate Municipal Security does not have this demand feature, or the demand feature extends beyond seven days and the Advisor or sub-advisor believes the security cannot be sold within seven days, the Advisor or sub-advisor may consider the security to be illiquid.  As such, the Fund’s investment limitation that it will not invest more than 15% of its net assets in illiquid securities may be implicated.  All variable or floating rate Municipal Securities will meet the Fund’s quality standards.

Variable and floating interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices.  Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed income obligations.  Many Municipal Securities with variable or floating interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the demand of the Fund.  The terms of these variable or floating rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

Auction Rate Securities

The Fund may invest in auction rate Municipal Securities.  Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals.  The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield.  The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale.  While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Industrial Development Bonds

The Fund may invest in industrial development bonds, a type of Municipal Security.  Industrial development bonds are generally issued to provide financing aid to acquire sites or construct and equip facilities for use by privately or publicly owned entities.  Most state and local governments have the power to permit the issuance of industrial development bonds to provide financing for such entities in order to encourage the privately or publicly owned entities to locate within their communities.  Industrial development bonds, which are in most cases revenue bonds, do not represent a pledge of credit or create any debt of a municipality or a public authority, and no taxes may be levied for the payment of principal or interest on these bonds.  The principal and interest is payable solely out of monies generated by the entities using or purchasing the sites or facilities.  These bonds will be considered Municipal Securities eligible for purchase by the Fund if the interest paid on them, in the opinion of bond counsel or in the opinion of the officers of the Fund and/or the Advisor, is exempt from federal income tax.  The Fund may invest in industrial development bonds (including pollution control revenue bonds) so long as they are not from the same facility or similar types of facilities or projects.

Municipal Securities Risks

Municipal Securities prices are interest rate sensitive, which means that their value varies inversely with market interest rates.  Thus, if market interest rates have increased from the time a security was purchased, the security, if sold, might be sold at a price less than its cost.  Similarly, if market interest rates have declined from the time a security was purchased, the security, if sold, might be sold at a price greater than its cost.  (In either instance, if the security was held to maturity, no loss or gain normally would be realized as a result of interim market fluctuations.)

Yields on Municipal Securities depend on a variety of factors, including: the general conditions of the money market and the taxable and Municipal Securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue.  The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Municipal Securities to meet their obligations for the payment of interest and principal when due.

Further, any adverse economic conditions or developments affecting the states or municipalities could impact the Fund’s portfolio.  Investing in Municipal Securities that meet the Fund’s quality standards may not be possible if the states and municipalities do not maintain their current credit ratings.

Municipal Bond Insurance

Certain Municipal Securities may be covered by insurance.  The insurance guarantees the timely payment of principal at maturity and interest on such securities.  These insured Municipal Securities are either covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (“Issuer-Obtained Insurance”), or insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund (the “Policies”).

The Fund will require or obtain municipal bond insurance when purchasing Municipal Securities that would not otherwise meet the Fund’s quality standards.  The Fund may also require or obtain municipal bond insurance when purchasing or holding specific Municipal Securities if, in the opinion of the Advisor, such insurance would benefit the Fund, for example, through improvement of portfolio quality or increased liquidity of certain securities.  The Advisor anticipates that the Fund may have investments in insured Municipal Securities.

Issuer-Obtained Insurance Policies are non-cancelable and continue in force as long as the Municipal Securities are outstanding and their respective insurers remain in business.  If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the Fund.

The Fund may purchase two types of Policies issued by municipal bond insurers.  One type of Policy covers certain Municipal Securities only during the period in which they are in the Fund’s portfolio.  In the event that a Municipal Security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal that are then due and owing at the time of sale.  The other type of Policy covers Municipal Securities not only while they remain in the Fund’s portfolio, but also until their final maturity, even if they are sold out of the Fund’s portfolio.  This type of Policy allows the securities to have coverage that benefits all subsequent holders of those Municipal Securities.  The Fund will obtain insurance covering Municipal Securities until final maturity even after they are sold out of the Fund’s portfolio only if, in the judgment of the Advisor or sub-advisor, the Fund would receive net proceeds from the sale of those securities.  Net proceeds are calculated after deducting the cost of the permanent insurance and related fees.  Also, the proceeds received must be significantly more than the proceeds the Fund would have received if the Municipal Securities were sold without insurance.  Payments received from municipal bond insurers may not be tax-exempt income to shareholders of the Fund.

The Fund may purchase Policies from any municipal bond insurer that is rated in the highest rating category by a NRSRO.  Under each Policy, the insurer is obligated to provide insurance payments pursuant to valid claims.  The claims must be equal to the payment of principal and interest on those Municipal Securities the Policy insures.  The Policies will have the same general characteristics and features.  A Municipal Security will be eligible for coverage if it meets certain requirements set forth in a Policy.  In the event interest or principal on an insured Municipal Security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred.  The insurance feature is intended to reduce financial risk, but the cost of the insurance and compliance with the investment restrictions imposed by the guidelines in the Policies will reduce the yield to shareholders of the Fund.

Zero-Coupon, Delayed Interest and Capital Appreciation Securities

The Fund may invest in zero-coupon, delayed interest, pay-in-kind (“PIK”) and capital appreciation securities, which are securities that make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, the liquidity of the security, and the issuer’s perceived credit quality.  The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches.  If the issuer defaults, the Fund may not receive any return on its investment.  Because such securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities.  Since such bondholders do not receive interest payments, when interest rates rise, zero-coupon, delayed interest and capital appreciation securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon, delayed interest and capital appreciation securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon, delayed interest and capital appreciation securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.  To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash.  Similar to zero-coupon bonds and delayed interest securities, PIK securities are designed to give an issuer flexibility in managing cash flow.  PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without interest).  The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Structured Notes

The Fund may invest in structured notes.  Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments.  Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity.  In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference instrument; therefore, the value of such note may be very volatile.  Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument.  Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.  In connection with its investments in structured notes, the Fund will maintain Segregated Assets in accordance with pertinent SEC guidelines to cover its obligations with respect to such instruments.

Commodity Pool Operator Exclusions

The Advisor has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) with respect to the Fund.  The Advisor is therefore not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Fund.  The Fund is not intended as vehicles for trading in the futures, commodity options or swaps markets.  In addition, the Advisor is relying upon a related exclusion from the definition of commodity trading advisor under the CEA and the rules of the CFTC.

The terms of the commodity pool operator exclusion requires the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor’s reliance on these exclusions, or the Fund, its investment strategies or Prospectus, or this SAI.

Generally, the exclusion from commodity pool operator regulation on which the Advisor relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicles for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a commodity pool operator, and the Advisor would be subject to registration and regulation as a commodity pool operator with respect to that Fund, in accordance with CFTC rules that apply to commodity pool operators of registered investment companies.  Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor’s compliance with comparable SEC requirements.  However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Other Investment Companies

The Fund currently intends to limit its investments in securities issued by other investment companies (including exchange traded funds (“ETFs”)) so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund as a whole.

In addition, the Fund may invest from time to time in securities issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.  These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

An ETF is an investment company and typically is registered under the 1940 Act.  Most ETFs hold a portfolio of investments designed to track the performance of a particular index; however, certain ETFs utilize active management of their investment portfolios.  An ETF sells and redeems its shares at NAV in large blocks (typically 50,000 of its shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on one or more national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.  Some ETFs are non-registered investment companies that invest directly in securities, commodities or other assets (such as precious metals).

Investments in an ETF involve certain risks generally associated with investments in a broadly based portfolio of securities, including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain investments in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of investments held. ETFs that invest in other assets, such as commodities, are subject to the risks associated with directly investing in those assets. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, if the shares are de-listed from the exchange, or upon the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Advisor may consider the expenses associated with an investment in determining whether to invest in an ETF.

When-Issued Purchases, Delayed Delivery and Forward Commitments

The Fund may purchase or sell particular securities with payment and delivery taking place at a later date.  The Fund’s forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions.  When The Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, it will maintain Segregated Assets in accordance with pertinent SEC positions in an amount equal to the amount of the commitment.

When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable then the price or yield (and therefore the value of a security) available in the market when the delivery of the securities takes place.

If deemed advisable as a matter of investment strategy, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  In these cases, the Fund may realize a capital gain or loss.

When the Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Fund incurring a loss or failing to receive a cumulative profit on the trade.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the NAV of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.  When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund’s assets.  Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment remains in effect.

REITs

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations in addition to the fact that a mortgage REIT that is in its liquidation stage may return capital to investors when it is disadvantageous to do so. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. In addition, REITS are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than more widely held securities.

The Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Mortgage-Backed Securities

The Fund may purchase mortgage-backed securities.  Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.  The Fund may also purchase debt securities which are secured with collateral consisting of mortgage-backed securities (“Collateralized Mortgage Obligations”) and in other types of mortgage-related securities.  Mortgage-backed securities may be issued or guaranteed by U.S. government entities, such as the Government National Mortgage Association (“GNMA”), or by private lenders.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by GNMA is backed by GNMA and the full faith and credit of the U.S. government.  These guarantees, however, do not apply to the market value of fund shares.  Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages.  This premium is not guaranteed and would be lost if prepayment occurs.  Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not “full faith and credit” obligations.  Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities and reduce returns.  The Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date.  A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the fund to a lower rate of return upon reinvestment.  To the extent that such mortgage-backed securities are held by the Fund, the prepayment right of mortgagors may limit the increase in NAV of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-backed securities (such as securities issued by the GNMA) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof are generally considered in determining whether a mortgage-related security meets the Fund’s investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund’s quality standards.

Collateralized Mortgage Obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”)

The Fund may invest in CMOs and REMICs.  A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually.  CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, the Federal Home Loan Mortgage Company, or the Federal National Mortgage Association (“FNMA” or “Fannie Mae®”) and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  The investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in a specified order (e.g., first A, then B, then C, then Z).  The A, B and C Bonds all bear current interest.  Interest on the Z Bond is accrued and added to principal and a like amount is paid as principal on the A, B, or C Bond currently being paid off.  When the A, B and C Bonds are paid in full, interest and principal on the Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.  REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property.  REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency.  They are secured by the underlying collateral of the private issuer.  Yields on privately issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher because they are not guaranteed by the U.S. government.  Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs.  For federal income tax purposes, the Fund will be required to accrue income on regular interest in CMOs and REMICs using the “catch-up” method, with an aggregate prepayment assumption.

Asset-Backed Securities

The Fund may purchase debt obligations known as “asset-backed securities.”  Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure.  Pass-through securities provide investors with an income stream consisting of both principal and interest payments based on the receivables in the underlying pool.  Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Fund pay the debt service on the debt obligations issued.  The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities.  The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors.  As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.  Asset-backed securities may be classified as “pass-through certificates” or “collateralized obligations.”

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support.  Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely.  Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool.  Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities.  Asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established.  In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance.  In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws.  Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees).  The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets.  Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Exchange-Traded Notes (“ETNs”)

The Fund  may invest in ETNs. ETNs are debt securities that are traded on an exchange (e.g., the New York Stock Exchange) whose returns are linked to the performance of a particular market benchmark or strategy. If the Fund holds an ETN to maturity, the issuer of the ETN will pay the Fund a cash amount that is linked to the performance of the corresponding index during the period beginning on the inception date and ending at maturity, less investor fees. ETNs generally do not make periodic coupon payments or provide principal protection. An ETN that is tied to a specific benchmark or strategy may not produce returns that replicate exactly the performance of its corresponding benchmark or strategy.

ETNs are subject to credit risk, including the credit risk of the issuer. The value of an ETN may drop due to a downgrade in the issuer’s credit rating, even when the underlying benchmark or strategy remains unchanged. An ETN may trade at a premium or discount to its benchmark or strategy. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying assets. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by the Fund to sell ETN holdings may be limited by the availability of a secondary market. Some ETNs that use leverage may be relatively illiquid at times and, as a result, may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage.

Investments in Banks

The Fund  may invest in certificates of deposit (certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time), time deposits (non-negotiable deposits maintained in a bank for a specified period of time up to seven days at a stated interest rate), bankers’ acceptances (credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer) and other securities and instruments issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks.

The Fund  also may purchase U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks (“Eurodollar” obligations) and domestic branches of foreign banks (“Yankee dollar” obligations).

Eurodollar and other foreign obligations involve special investment risks, including the possibility that (i) liquidity could be impaired because of future political and economic developments, (ii) the obligations may be less marketable than comparable domestic obligations of domestic issuers, (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, (iv) deposits may be seized or nationalized, (v) foreign governmental restrictions, such as exchange controls, may be adopted, which might adversely affect the payment of principal and interest on those obligations, (vi) the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, (vii) there may be difficulties in securing or enforcing a judgment against a foreign issuer, and (viii) the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. government agencies or instrumentalities.

Warrants

The Fund has the ability to purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time.  Warrants do not represent ownership of the securities, but only the right to buy them.  Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them.  Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.  Under normal circumstances, no more than 5% of the Fund’s net assets will be invested in warrants.  This 5% limit includes warrants that are not listed on any stock exchange.

Step-Coupon Securities

The Fund may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Stripped Securities

The Fund has the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATs”)) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations.  These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Supranational Entities

The Fund  may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above in the section “Foreign Currency Transactions.”

Trust Preferred Securities

The Fund  may also purchase trust preferred securities, which have characteristics of both subordinated debt and preferred stock. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of a corporate parent. These securities generally have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions that afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities often have the right to defer interest payments for a period of time.

Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act or otherwise subject to restrictions on resale. There can be no assurance as to the liquidity of trust  preferred securities and the ability of holders, such as the Fund, to sell their holdings. If the parent company defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities.

Inflation-Linked and Inflation-Indexed Securities

The Fund  may invest in inflation-linked bonds. The principal amount of these bonds increases with increases in the price index used as a reference value for the bonds. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-indexed securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked securities.

If inflation is lower than expected during a period the Fund holds inflation-linked securities, the Fund may earn less on such bonds than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Obligations” below for additional information), but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund  will designate on its records or segregate with its custodian bank assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. The Fund  may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Variable Amount Master Demand Notes

The Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who have been rated in the highest short-term rating category by NRSROs, or which have been determined by the Advisor to be of comparable quality. The interest rate on a variable amount master demand note is periodically adjusted according to a prescribed formula. Although currently there is no established secondary market in master demand notes, the payee may demand payment of the principal and interest upon notice not exceeding five business days or seven calendar days.

Variable and Floating Rate Instruments

The Fund  may purchase variable- and floating-rate instruments (including bank loans and other types of loans, discussed in the section “Investments in Loans” above). These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating-rate debt instruments, or “inverse floaters.” The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the  extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Repurchase and Reverse Repurchase Agreements

Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price.  The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 100% of the dollar amount invested by the Fund in each repurchase agreement.  The Advisor or sub-advisor will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund’s ability to sell the underlying securities.  The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the Advisor or sub-advisor has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Fund may also each enter into reverse repurchase agreements.  Under a reverse repurchase agreement, the Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date and interest payment.  The Fund will maintain Segregated Assets in accordance with pertinent SEC positions with a value equal to the value of its obligation under the agreement, including accrued interest.  The securities subject to the reverse repurchase agreement will be marked-to-market daily.

The use of repurchase agreements by the Fund involves certain risks.  For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by the Fund not within the control of that Fund, and therefore the realization by the Fund on the collateral may be automatically stayed.  Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.  While the Advisor or sub-advisor acknowledges these risks, it is expected that if repurchase agreements are otherwise deemed useful to the Fund, these risks can be controlled through careful monitoring procedures.

U.S. Government Obligations

The Fund may invest in a variety of U.S. Treasury obligations including bonds, notes and bills, which mainly differ only in their interest rates, maturities and time of issuance.  The Fund may also each invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, Fannie Mae®, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration and Resolution Trust Corp.  Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk.  Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae®, present little credit risk. Government agency obligations also include instruments issued by certain instrumentalities established or sponsored by the U.S. government, including the Federal Home Loan Banks, Fannie Mae®, and the Federal Home Loan Mortgage Corporation (“FHLMC’’ or “Freddie Mac®”). Although these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the U.S. government. The U.S. Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations. In addition, the U.S. government has, in the past, provided financial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the U.S. government will always do so or would do so yet again.

Election to Invest Fund Assets Pursuant to Master/Feeder Fund Structure

In lieu of investing directly, the Fund is authorized to seek to achieve its investment objective(s) by converting to a master/feeder fund structure pursuant to which the Fund would invest all of its investable assets in a corresponding investment company having substantially the same investment objective(s) and policies as the Fund.

The Fund’s methods of operation and shareholder services would not be materially affected by its investment in other investment companies (“Master Portfolios”) having substantially the same investment objective and policies as the Fund, except that the assets of the Fund may be managed as part of a larger pool.  If the Fund invested all of its assets in corresponding Master Portfolios, they would hold only beneficial interests in the Master Portfolios; the Master Portfolios would directly invest in individual securities of other issuers.  The Fund would otherwise continue its normal operation.  The Board would retain the right to withdraw the Fund’s investment from its corresponding Master Portfolio at any time it determines that it would be in the best interest of shareholders; such Fund would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

There is no immediate intention to convert the Fund to a master/feeder fund structure.  The Board has authorized this non-fundamental investment policy to facilitate such a conversion in the event that the Board determines that such a conversion is in the best interest of the Fund’s shareholders.  If the Board so determines, it will consider and evaluate specific proposals prior to the implementation of the conversion to a master/feeder fund structure.  Further, the Fund’s Prospectus and SAI would be amended to reflect the implementation of the Fund’s conversion and its shareholders would be notified.

Temporary Investments

Under normal circumstances, the Fund may have money received from the purchase of Fund shares, or money received on the sale of its portfolio securities for which suitable investments consistent with such Fund’s investment objective(s) are not immediately available.  Under these circumstances, the Fund may have such monies invested in cash or cash equivalents in order to earn income on this portion of its assets.  Cash equivalents include money market mutual funds, as well as investments such as U.S. government obligations, repurchase agreements, bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less.  The Fund may also have a portion of its assets invested in cash equivalents in order to meet anticipated redemption requests or if other suitable securities are unavailable.  In addition, the Fund may reduce its holdings in equity and other securities and may invest in cash and cash equivalents for temporary defensive purposes, during periods in which the Advisor or sub-advisor believes changes in economic, financial or political conditions make it advisable.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions.  Although the Fund may invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor and/or sub-advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of such Fund’s total assets at the time of purchase.  The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

Investments by the Fund in commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P®, Moody’s or a similar rating by another NRSRO.  In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor or sub-advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund, as previously described.

Cyber Security Risks

As technology becomes more integrated into the Fund’s operations, and as all financial services firms continue to face increased security threats, the Fund will face greater operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cyber security threats may result from unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, because the Fund works closely with third-party service providers (e.g., administrators, transfer agents, custodians and sub-advisers), cyber security breaches at such third-party service providers may subject the Fund to many of the same risks associated with direct cyber security breaches. The same is true for cyber security breaches at any of the issuers in which the Fund may invest. While the Fund has established risk management systems designed to reduce the risks associated with cyber security, there can be no assurance that such measures will succeed.

Disclosure of Portfolio Holdings

The Board has adopted a policy and procedures relating to the disclosure of the Fund’s portfolio holdings information (the “Policy”).  Generally, the Policy restricts the disclosure of portfolio holdings data to certain persons or entities, under certain conditions.  In all cases, the Fund’s Chief Compliance Officer (or designee) is responsible for authorizing the disclosure of the Fund’s portfolio holdings, and for monitoring that the Fund does not accept compensation or consideration of any sort in return for the preferential release of portfolio holdings information.  Any such disclosure is made only if consistent with the general anti-fraud provisions of the federal securities laws and the Advisor’s fiduciary duties to its clients, including the Fund.

The Fund’s Chief Compliance Officer and staff are responsible for monitoring the disclosure of portfolio holdings information and ensuring that any such disclosures are made in accordance with the Policy.  The Board has, through the adoption of the Policy, delegated the monitoring of the disclosure of portfolio holdings information to the Advisor’s compliance staff.  The Board reviews the Policy for operational effectiveness and makes revisions as needed, in order to ensure that the disclosures are in the best interest of the shareholders and to address any conflicts between the shareholders of the Fund and those of the Advisor or any other affiliate of the Fund.

In accordance with the Policy, the Fund will disclose its portfolio holdings periodically, to the extent required by applicable federal securities laws.  These disclosures include the filing of a complete schedule of the Fund’s portfolio holdings with the SEC semi-annually on Form N-CSR and following the Fund’s first and third fiscal quarters, on Form N-Q.  These filings are available to the public through the EDGAR Database on the SEC’s Internet website at:  http://www.sec.gov.  The Fund also posts its respective portfolio holdings on its website at www.AssetMark.com, subject to a month’s lag, on approximately the first business day following the calendar month end.  The Fund’s Chief Compliance Officer (or designee) will conduct periodic reviews of compliance with the procedures established by the Policy.

The Policy also provides that the Fund’s portfolio holdings information may be released to selected third parties only when the Fund has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality (including appropriate related limitations on trading), either through the nature of their relationship with the Fund or through a confidentiality agreement.

Under the Policy, the Fund also may share its portfolio holdings information with certain primary service providers that have a legitimate business need for such information, including, but not limited to, the Fund’s custodian, administrator, proxy voting vendor, consultants, legal counsel and independent registered public accounting firm as well as ratings agencies.  The Fund’s service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings data by each service provider and its employees, either by law or by contract.  In addition, because the Fund is managed using a multi-advisor approach, the Advisor may, from time to time, add or replace sub-advisors to the Fund.  In these instances, the Fund’s portfolio holdings may be disclosed in advance (typically 10-20 days) to the incoming sub-advisor to allow the sub-advisor to implement as streamlined a transition as possible. In addition, the Fund may provide portfolio holdings to transition managers, such as Abel/Noser and/or Russell Implementation Services.

Management of the Fund

Board of Trustees

The management and affairs of the Fund are supervised by the Board.  The Board consists of four individuals, three of whom are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”).  The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.  The current Trustees and officers of the Fund and their years of birth are listed below with their addresses, present positions with the Fund, term of office with the Fund and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Address and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Lead Independent Trustee	Indefinite term since 2015	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989 to 2001).	17
Trustee, GPS Funds I (2013 to present); Trustee, GPS Funds II (2011 to present); Trustee, Savos Investments Trust (2015 to present); Director, New England Bancorp (2006 to present); Trustee, Genworth Variable Insurance Trust (“GVIT”) (2008 to 2012); Director, Hospice and Palliative Care of Cape Cod (2006 to 2011).

Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite term since 2015	Retired; formerly, President, CitiStreet Funds, Inc. (2000 to 2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker-dealer), CitiStreet Financial Services LLC (registered investment advisor), and CitiStreet Funds Management LLC (registered investment advisor) (1990 to 2005).	17	Trustee, GPS Funds I (2013 to present); Trustee, GPS Funds II (2011 to present); Trustee, Savos Investments Trust (2015 to present); Trustee, GVIT (2008 to 2012).

Name, Address and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite term since 2015	Self-employed consultant (1999 to present); formerly, Partner, Arthur Andersen LLP (audit services) (1972 to 1999)	17
Trustee, GPS Funds I (2007 to present); Trustee, GPS Funds II (2013 to present); Trustee, Savos Investments Trust (2015 to present); Director, Blue Calypso, Inc. (2015-present); Director, Owens Realty Mortgage Inc. (2013 to present); Director, Cambria ETF Series Trust (2013 to present); Director, Sitoa Global Inc. (2011 to 2013); Director, Wells Fargo ASGI Hedge Funds (closed-end hedge funds) (2008 to present); Director/Chairman, Pacific Metrics Corp. (educational services) (2005 to 2014); Director, Merriman Holdings, Inc.  (financial services) (2003 to present); Director, Grail Advisors ETF Trust (2009 to 2011); Director, Varian Semiconductor Equipment Associates, Inc. (2004 to 2011); Director, North Bay Bancorp (2006 to 2007).

Interested Trustee
Carrie E. Hansen* Year of Birth: 1970 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Interested Trustee and Chairperson President	Indefinite term since 2015 1-Year term since 2015	President, GPS Funds I (2007 to present) and GPS Funds II (2011 to present); President, Savos Investments Trust (2008 to present) and GVIT (2008 to 2012); Executive Vice President and Chief Operating Officer, AssetMark (2008 to present); President, AssetMark Brokerage™, LLC (2013 to present).	17	Trustee, GPS Funds I and GPS Funds II (2014 to present); Chairperson, AssetMark Trust Co. (2008 to present); Director, Lamorinda Soccer Club (2011 to 2013).

Name, Address and Year of Birth	Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Officers of the Fund**
John Koval Year of Birth: 1966 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	1-Year term since 2015
Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos Investments Trust (2013 to present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos Investments Trust (September 2012 to January 2013); Senior Compliance Officer, AssetMark (2011 to 2012); Chief Operating Officer, SEAL Capital, Inc. (2009 to 2010); Chief Compliance Officer, Cliffwood Partners LLC (2004 to 2009).

Patrick R. Young Year of Birth: 1982 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Treasurer	1-Year term since 2015
Treasurer, GPS Funds I, GPS Funds II and Savos Investments Trust (May 2014 to present); Manager of Fund Administration, AssetMark (May 2014 to present); Senior Fund Administration Officer, AssetMark (2008 to 2014).

Christine Villas-Chernak Year of Birth: 1968 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Secretary	1-Year term since 2015
Secretary, GPS Funds I (2006 to 2013 and May 2014 to present), GPS Funds II (2011 to 2013 and May 2014 to present), Savos Investments Trust (2009 to 2010 and May 2014 to present) and GVIT (2008 to 2010); Deputy Chief Compliance Officer, GPS Funds I (2009 to present), GPS Funds II (2011 to present) and GVIT (2009 to 2012); Senior Compliance Officer, AssetMark (2005 to 2009).

*	Ms. Hansen is a Trustee who is an “interested person” of the Fund as defined in the 1940 Act because she is an officer of AssetMark and certain of its affiliates.
**   Each Officer of the Fund serves at the pleasure of the Board.

Leadership Structure, Qualifications and Responsibilities of the Board of Trustees

The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Fund, including, among other things, approving the investment objective, policies and procedures for the Fund. The Fund enters into agreements with various entities to manage the day-to-day operations of the Fund, including the Advisor, administrator, transfer agent, distributor and custodian. The Trustees are responsible for approving the agreements between these service providers and the Fund, approving agreements between the Advisor and any sub-advisors, and exercising general service provider oversight.

Leadership Structure and the Board of Trustees. The Board is currently composed of three Independent Trustees and one Trustee who is affiliated with the Advisor, Ms. Hansen.  The Board has appointed Ms. Hansen to serve in the role of Chairperson.  Ms. Hansen is the Executive Vice President and Chief Operating Officer of the Advisor. The Independent Trustees have designated Mr. Dunford as the Lead Independent Trustee.  The Lead Independent Trustee participates in the preparation of agendas for the Board meetings. The Lead Independent Trustee also acts as a liaison between meetings with the Fund’s officers, other Trustees, the Advisor, other service providers and counsel to the Independent Trustees. The Lead Independent Trustee may also perform such other functions as may be requested by the Board from time to time. The Board’s leadership structure also promotes the participation of the other Independent Trustees. The Board has determined that its leadership and committee structure is appropriate because it provides a structure for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment. The Board’s leadership structure permits important roles for the Executive Vice President and Chief Operating Officer of the Advisor, who serves as Chairperson of the Fund and oversees the Advisor’s day-to-day management of the Fund. In addition, the committee structure provides for: (1) effective oversight of audit and financial reporting responsibilities through the Audit Committee, (2) an effective forum for considering governance and other matters through the Nominating and Governance Committee, and (3) the ability to meet independently with independent counsel and outside the presence of management on governance and related issues. Except for any duties specified in the Fund’s Declaration of Trust or By-laws, the designation of Chairman, Lead Independent Trustee or Chairman of a Committee does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

Oversight of Risk. The Board oversees risk as part of its general oversight of the Fund. The Fund is subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Fund’s officers, the Advisor and other Fund service providers perform risk management as part of the day-to-day operations of the Fund. The Board recognizes that it is not possible to identify all risks that may affect the Fund, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. Risk oversight is addressed as part of various Board and Committee activities, including the following: (1) at quarterly Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports from Fund officers, including the Advisor’s director of risk management and the CCO, related to Fund performance, liquidity, risk exposures, compliance and operations; (2) quarterly meetings by the Independent Trustees in executive session with the Advisor’s director of risk management and CCO; (3) periodic meetings with investment personnel to review investment strategies, techniques and the processes used to manage risks; (4) reviewing and approving, as applicable, the compliance policies and procedures of the Fund, the Advisor and any sub-advisors; and (5) at quarterly Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports from Fund officers and the independent registered public accounting firm on financial, liquidity, valuation and operational matters. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Board has two standing committees, as described below:

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to the oversight of accounting, auditing and financial matters affecting the Fund.  In performing its oversight function the Audit Committee has, among other things, specific power and responsibility to: (1) oversee the Fund’s accounting and financial reporting policies and practices, internal control over the Fund’s financial reporting and, as appropriate, the internal control over financial reporting of service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; (3) to approve, prior to appointment by the Board, the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm; and (4) to act as a liaison between the Fund’s independent auditors and the Board. The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least once annually.  The Audit Committee is comprised of all of the Independent Trustees.  Mr. Schmal is the Chairman of the Audit Committee.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for: (1) seeking and reviewing candidates for consideration as nominees to serve as Trustees, as is considered necessary from time to time; (2) making recommendations to the Board regarding the composition of the Board and its committees; (3) coordinating the process to assess Board effectiveness; and (4) developing and implementing governance policies.  The Nominating and Governance Committee is comprised of all of the Independent Trustees.  Mr. Feinberg is the Chairman of the Nominating and Governance Committee. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund, including biographical information and qualifications of the proposed nominee. The Nominating and Governance Committee may request additional information deemed reasonably necessary for the Committee to evaluate such nominee.  The Nominating and Governance Committee meets as often as necessary or appropriate to discharge its functions, and reports its actions and recommendations to the Board on a regular basis.

Trustees’ Qualifications and Experience.  The governing documents for the Fund do not set forth any specific qualifications to serve as a Trustee. The charter of the Nominating and Governance Committee also does not set forth any specific qualifications. Among the attributes and skills common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Fund, the ability to interact effectively with the Advisor and other service providers, and the ability to exercise independent business judgment.  Each Trustee’s ability to perform his or her duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s experience working with the other Trustees and management; (3) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (4) the individual’s educational background, professional training, and/or other experiences.  Generally, no one factor was decisive in determining that an individual should serve as a Trustee.  Set forth below is a brief description of the specific experience of each

Trustee.  As noted above, a majority of the Board are Independent Trustees. Additional details regarding the background of each Trustee is included in the chart earlier in this section.

David M. Dunford. Mr. Dunford has served as a Trustee of the Fund since its inception, as a Trustee of GPS Funds I since 2013, as a Trustee of GPS Funds II since it was created in 2011 and as a Trustee of Savos Investments Trust since 2015. Mr. Dunford serves as the Lead Independent Trustee. He also served from 2008 to 2012 as a trustee of other mutual funds managed by the Advisor, which have been liquidated. Mr. Dunford has more than 30 years of investment experience in the insurance and investment management industries, including serving as chief investment officer. Mr. Dunford also serves on the board of a bank and in public office.

Paul S. Feinberg. Mr. Feinberg has served as a Trustee of the Fund since its inception, as a Trustee of GPS Funds I since 2013, as a Trustee of GPS Funds II since it was created in 2011 and as a Trustee of Savos Investments Trust since 2015. He serves as the Chairman of the Nominating and Governance Committee. He also served from 2008 to 2012 as a trustee of other mutual funds managed by the Advisor, which have been liquidated. Mr. Feinberg has more than 30 years of experience in leadership and legal positions in the insurance and investment management industries, including serving as executive vice president and general counsel of a financial services company providing services to the retirement plan marketplace. Mr. Feinberg also served as president of a mutual fund group.

Dennis G. Schmal.  Mr. Schmal has served as a Trustee of the Fund since its inception, as a Trustee of GPS Funds I since 2007, as a Trustee of GPS Funds II since 2013, as a Trustee of Savos Investment Trust since 2015 and serves as the Chairman of the Audit Committee.  Mr. Schmal has over 30 years of business/financial experience, including serving as a partner of an independent accounting firm, where his work included auditing the financial statements of public companies and financial institutions.

Carrie E. Hansen.  Ms. Hansen has served as President, Chairperson and Trustee of the Fund since its inception and as President, Chairperson and Trustee of GPS Funds I and GPS Funds II since 2014. She has served in various executive roles with AssetMark and its predecessor companies, and has over 20 years of senior management and accounting experience.

Compensation

The Compensation Table below sets forth the total compensation paid to the Trustees of the AssetMark Mutual Funds complex, which includes the Fund, before reimbursement of expenses.  Because the Fund had not yet commenced operations as of March 31, 2015, amounts shown in the table are based on estimated amounts [for the fiscal year ending March 31, 2016].  The Interested Trustee will receive no compensation from the Fund for her services as a Trustee.  The Fund will reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Fund who provide compliance services to the Fund.  The aggregate amount of all such reimbursements will be determined by the Trustees.  No other compensation or retirement benefits will be received by any Trustee or officer from the Fund.

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM THE FUND(1)	PENSION RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES(1)	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT(1)	TOTAL COMPENSATION FOR THE COMPLEX(1) (2)

Carrie E. Hansen(3)	$0	$0	$0	$0
David M. Dunford	$[ ]	$0	$0	$[ ]
Paul S. Feinberg	$[ ]	$0	$0	$[ ]
Dennis G. Schmal	$[ ]	$0	$0	$[ ]

(1)	Because the Fund had not yet commenced operations as of March 31, 2016, amounts shown in the table are based on estimated amounts [for the fiscal year ending March 31, 2017].
(2)
The AssetMark Mutual Funds complex consists of the Fund, GPS Funds I, which currently consists of 7 funds, GPS Funds II, which currently consists of 8 funds, and Savos Investments Trust, which currently consists of one fund. Trustee compensation will be allocated between GPS Funds I, GPS Funds II, Savos Investments Trust and the Fund based on net assets of the funds.

(3)	Ms. Hansen is considered to be an interested person, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to her position with the Advisor.

Board Interest in the Fund
Key
A.	$1-$10,000
B.	$10,001-$50,000
C.	$50,001-$100,000
D.	over $100,000

Dollar Range of Equity Securities Beneficially Owned in the Fund as of December 31, 2015(1), (2)

	Carrie Hansen, Interested Trustee	David Dunford, Independent Trustee	Paul Feinberg, Independent Trustee	Dennis Schmal, Independent Trustee

Dollar Range of Equity Securities in the Fund	None	None	None	None

Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	None	None	None	None
(1)	The Fund had not yet commenced operations prior to the date of this SAI.
(2)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Principal Holders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Note that a control person possesses the ability to control the outcome of matters submitted for shareholder vote of the Fund.  As of [____], 2016, the date of this SAI, no shareholders owned of record or are known by the Fund to own of record or beneficially more than 5% of the Fund’s outstanding class of shares, because the Fund had not yet commenced operations. As of [_____], 2016, the date of this SAI, the officers and trustees of the Fund, as a group, owned less than 1% of the Fund’s outstanding shares, because the Fund had not yet commenced operations.

Investment Advisor and Sub-Advisor

Investment Advisor

AssetMark, located at 1655 Grant Street, 10th Floor, Concord, California 94520, serves as the investment advisor to the Fund. AssetMark is registered as an investment advisor with the SEC.  AssetMark is owned and controlled by (i) private equity funds managed by Aquiline Capital Partners LLC and its affiliates, and by Genstar Capital Management, LLC and its affiliates, and (ii) certain senior management of AssetMark and other affiliates.

The Advisor oversees the investment advisory services provided to the Fund.  The Advisor may also directly manage a portion of the Fund’s portfolio of investments.  With respect to the portion of the Fund’s assets not directly managed by the Advisor, the Advisor: (i) evaluates, selects and recommends one or more sub-advisors to manage the remaining portion of the Fund’s assets; (ii) when appropriate, allocates and reallocates the Fund’s assets among sub-advisors and the Advisor; (iii) monitors and evaluates the performance of any sub-advisor, including its compliance with the investment objective, policies and restrictions of the Fund; and (iv) implements procedures to ensure that any sub-advisor complies with the Fund’s investment objective, policies and restrictions. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee any sub-advisors and recommends their hiring, termination and replacement.  Jeremiah H. Chafkin and Zoё Brunson, CFA, of AssetMark are responsible for establishing the Fund’s overall investment strategies and evaluating and monitoring the sub-advisor’s management of the Fund.  Jeremiah H. Chafkin and Zoё Brunson, CFA, of AssetMark are responsible for establishing the Fund’s overall investment strategies and evaluating and monitoring the sub-advisor’s management of the Fund.

The Advisor receives an annual fee of [__]% (as a percentage of [weekly] net assets) from the Fund for its services. No information regarding dollar amounts paid by the Fund to the Advisor is provided because the Fund was not offered for sale prior to [_____], 2016, the date of this SAI.

The Advisor has entered into an Expense Limitation Agreement with the Fund in which the Advisor has agreed to waive fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that the Fund’s Total Annual Fund Operating Expenses do not exceed [__]% (excluding taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) (“expense cap”), for the period ending on [__], 2017.  Under the Expense Limitation Agreement, the Advisor may recoup waived fees and expenses it assumed for a three-year period under specified conditions.

The Advisor has entered into a sub-advisory agreement with a sub-advisor (on behalf of the Fund) and compensates the sub-advisor out of the management fees it receives from the Fund.  The Sub-Advisor receives from the Advisor an annual fee of [__]% of the portion of the Fund it sub-advises (calculated as a percentage of [weekly] net assets).  The Advisor may, from time to time, engage one or more consultants to provide research, including statistical information and economic data that the Advisor uses when (i) selecting one or more sub-advisors for the Fund; (ii) monitoring the ongoing performance and operations of the sub-advisor; (iii) making recommendations to the Board about hiring and changing sub-advisors; and (iv) determining asset allocation strategies to be used for the Fund.  The Advisor pays any such consultant fees from its own resources.

The advisory agreement and sub-advisory agreement each provide that the Advisor and the Sub-Advisor shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or for the reckless disregard of its obligations or duties thereunder.

Description of Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	Time and attention. The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account.

•
Limited investment opportunities. If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

•
Brokerage allocation. With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as mutual funds for which a sub-advisor or an affiliate of a sub-advisor acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•
Pursuit of differing strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing, including potentially opposite, positions with respect to a particular security.  Moreover, there may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

•
Variation in compensation. The appearance of a conflict of interest may arise where a portfolio manager has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

•
Personal investments.  Potential conflicts of interest also may arise in the event that a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts or when a portfolio manager personally owns or trades in a security that is owned or considered for purchase or sale by a client.

•
Investments of the Advisor or affiliated entities.  The substantial investment of the assets of the Advisor or an affiliated entity in certain securities or mutual funds may lead to conflicts of interest.  For example, the Advisor’s or an affiliated entity’s profit margin may vary depending upon the underlying fund in which a fund invests.

•
Sharing of information among accounts. The Advisor and its affiliates and other related entities also may possess information that could be material to the management of the Fund and may not be able to, or may determine not to, share that information with the portfolio managers, even though it might be beneficial information for the Fund. This information may include actual knowledge regarding the particular investments and transactions of other funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities.

•
Soft dollar benefits. Certain products and services, commonly referred to as “soft dollar services,” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials) that the Advisor may receive in connection with brokerage services provided to the Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to the Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by the Fund.

•
Investment limitations arising from the activities of affiliated entities.  Regulatory restrictions applicable to the Advisor or its affiliates may limit the Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, the Advisor or its affiliates also may be restricted in the securities that can be bought or sold for the Fund and other advised/managed funds and accounts because of the investment banking, lending or other relationships that the Advisor or its affiliates have with the issuers of securities.  In addition, the internal policies and procedures of the Advisor or its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Fund’s investment activities.

•
Non-advisory relationships of a sub-advisor and its affiliates. The lending, investment banking and other relationships that a sub-advisor and its affiliates may have with companies and other entities in which the Fund may invest can give rise to actual and potential conflicts of interest.  The purchase, holding and sale of certain securities by the Funds may enhance the profitability and the business interests of the Advisor and/or its affiliates.  In addition, to the extent permitted by applicable law and the Fund’s investment objective and restrictions, the Fund may be permitted to enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which the Advisor (or a related entity) acting as principal or on a proprietary basis for its customers, serves as the counterparty. The Funds may also be permitted to enter into cross transactions in which the Advisor (or a related entity) acts on behalf of the Fund and for the other party to the transaction. In such situations, the Advisor or related entity may have a potentially conflicting division of responsibilities to both parties to a cross transaction.  In addition, subject to applicable legal and regulatory requirements, the Fund may enter into transactions in which entities that are affiliated with the Fund sub-advisor may have an interest that potentially conflicts with the interests of the Fund.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist.  The Advisor has adopted certain compliance procedures which are designed to prevent and address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation

The portfolio managers receive their compensation from AssetMark in the form of salary, bonus, stock options, and restricted stock. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s ability to remain compliant with investment management guidelines and regulatory issues, and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, AssetMark generally considers the performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups, including the performance of certain investment strategies available on the AssetMark platform, emphasizing the portfolio manager’s overall performance. AssetMark also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

The size of the overall bonus pool each year is determined by AssetMark and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and AssetMark’s profitability for the year, which is largely determined by assets under management.  Part of the bonus is based on a qualitative assessment of an individual’s contribution to the management of the fund in addition to compliance with investment guidelines and regulatory mandates.

The Sub-Advisor

The sub-advisor and portfolio managers set forth below are responsible for the day-to-day portfolio management of the Fund.  In the performance of their responsibilities, conflicts of interest may occur between the management of the Fund and the other accounts of a sub-advisor.  In addition to the conflicts identified by the sub-advisor, other actual or apparent conflicts may arise.  Unequal time and attention may be devoted to the management of the Fund and the sub-advisor’s other accounts.

Echelon Capital Strategies, LLC, doing business as Echelon Asset Management (“Echelon” or the “Sub-Advisor”), One Kaiser Plaza, Suite 1485, Oakland, CA 94612, is the Fund’s sub-advisor.

Description of Potential Conflicts of Interest

Echelon may manage other investment funds and may act as investment advisor to other accounts, some of which may have investment objectives similar but not identical to the Fund’s and others of which may have different objectives. Echelon and/or its personnel may invest capital in those other investment funds or accounts. Other investment funds and clients, particularly those whose objectives are similar to the Fund’s, may invest in many of the same assets as the Fund, but sometimes in different amounts, in different proportions, and at different times. Any such differences will be based on a variety of factors, including differences in objectives, including risk tolerances, and in cash availability.  In addition, other investment funds managed by Echelon may have fee structures, such as performance-based fees, that differ from the Fund’s fee structure.

Portfolio Manager Compensation
[To be updated in the final filing]

Portfolio Managers

Jeremiah H. Chafkin and Zoё Brunson, CFA are responsible for managing the Fund’s portfolio.  As of [______], 2016, in addition to the Fund, these individuals also managed the following accounts:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Jeremiah H. Chafkin
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Zoё Brunson, CFA
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Dr. Sheikh and Messrs. Davis, Zhang and Chawla are responsible for managing the Fund’s portfolio.  As of [______], 2016, in addition to the Fund, these individuals managed the following accounts:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets	Number	Assets
Aamir Sheikh
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Ryan Davis
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Yi Zhang
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]

Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Vik Chawla
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

As of [_____], 2016, the portfolio managers did not own any shares of the Fund.

Distribution and Shareholder Servicing

Distributor

AssetMark Brokerage™, LLC, 1655 Grant Street, 10th Floor Concord, CA 94520, an affiliate of the Advisor, acts as the distributor for shares of the Fund on a best efforts basis pursuant to a Distribution Agreement (the “Distribution Agreement”) between the Fund and the Distributor.  The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their NAV per share next determined after an order is accepted.  All fees of the distributor are paid by AssetMark.

Distribution Plan

[For Service Shares, the Fund has adopted a Distribution Plan (the “Plan”) consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees.  The Plan, which was approved by the Board, authorizes payments by the Service Shares of the Fund in connection with the distribution of Fund shares at an annual rate of 0.25% of each of the Fund’s average daily net assets.  Payments may be made by the Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Fund, as determined by the Board, and for the purpose of providing certain services to existing shareholders.  Such activities typically include: services associated with the operation of the AssetMark, Inc. investment platform (the “AssetMark Platform”) through which the Fund is primarily distributed; advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of  sales and marketing materials; dissemination of prospectuses, annual and semi-annual reports; and capital or other expenses of the Distributor associated with the sale of shares of the Fund including equipment, rent, salaries, bonuses, interest and other overhead.  To the extent any activity is one that the Fund may finance without the Plan, the Fund may also make payments to finance such activity outside of the Plan, and is not subject to the Plan’s limitations.  Payments under the Plan are based upon a percentage of average daily net assets attributable to the Fund regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event may such payments exceed the maximum allowable fee.  It is therefore possible that the Distributor may realize a profit in a particular year as a result of these payments.  The Plan increases the Fund’s expenses from what they would otherwise be.  The Fund may engage in joint distribution activities with other funds advised by the Advisor and to the extent the expenses are not allocated to a specific fund, expenses will be allocated based on the net assets of each fund, including the Fund.

The terms of Rule 12b-1 require that (i) the Board receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made; (ii) the Board, including a majority of the Independent Trustees, approve all agreements implementing the Plan; and (iii) the Plan be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

No information regarding amounts paid pursuant to the Distribution Plan is provided because the Fund was not offered for sale prior to [____], 2016, the date of this SAI.

The Advisor’s primary business is to operate the AssetMark, Inc. investment platform (the “AssetMark Platform”), a managed account platform that is used by financial advisors, such as investment advisors and broker-dealers, to deliver investment advisory, asset allocation and back office administrative services to their clients.  Through the AssetMark Platform, investors can invest in, among other things, a variety of asset allocation portfolios using open-end mutual funds and other investment vehicles.  The Fund, along with other funds advised by the Advisor, are included among the many investment solutions made available through the AssetMark Platform.

AssetMark invests a portion of its revenues from operating the AssetMark Platform back into the program in the form of allowances to certain participating financial advisors that utilize the platform.  Under its Business Development Allowance Program, qualifying representatives (“Financial Advisors”) of financial advisory firms (“Financial Advisory Firms”) are entitled to receive a quarterly business development allowance for reimbursement for qualified marketing/practice development expenses incurred by the individual Financial Advisor.  For the 2014 calendar year, participating Financial Advisors were reimbursed an average of $2,300.  Additionally, certain Financial Advisory Firms enter into marketing arrangements with AssetMark whereby the Firms receive compensation and/or allowances in amounts based either upon a percentage of the value of new or existing Account assets of Clients referred to AssetMark by Financial Advisors, or a flat dollar amount.  These arrangements provide for the communication of AssetMark’s service capabilities to Financial Advisors and their Clients in various venues including participation in meetings, conferences and workshops.  In addition to the fee reductions and/or allowances granted the financial advisory firm by AssetMark, AssetMark may agree to provide the financial advisory firm or its Financial Advisors with organizational consulting, education, training and marketing support.

AssetMark may sponsor annual conferences for participating Financial Advisory Firms and/or Financial Advisors designed to facilitate and promote the success of the AssetMark Platform and its participating Financial Advisory Firms and/or Financial Advisors.  AssetMark may offer portfolio strategists, investment managers and investment management firms, who may also be sub-advisors for funds advised by AssetMark, the opportunity to contribute to the costs of AssetMark’s annual conference and be identified as a sponsor of a portion of the conference.  AssetMark also may bear the cost of travel related expenses for certain Financial Advisors to attend AssetMark’s annual conference, quarterly meeting, or to conduct due diligence visits to AssetMark’s offices.  Financial Advisors may also receive discounted pricing on affiliate coaching programs as well as other practice management related services.  AssetMark may also offer credit incentives for customized marketing material. Certain Financial Advisors may be selected by AssetMark to provide feedback on AssetMark’s services, technology or other business processes for further improvement.  For their participation, these Financial Advisors may receive nominal compensation from AssetMark.  In addition, AssetMark may, from time to time, contribute to the costs incurred by participating Financial Advisory Firms in connection with conferences or other client events conducted by Financial Advisory Firms and their Financial Advisors.

The primary method of distributing the Fund is through the AssetMark Platform, and the Advisor is responsible for all aspects of the operation of the AssetMark Platform.  In addition, intermediaries facilitate the operation of the AssetMark Platform by maintaining investor accounts, and providing back office, shareholder and recordkeeping services that enable investors to access the Fund and other funds.  Service Shares of the Fund pay Rule 12b-1 fees to the intermediaries, and the intermediaries, in turn, pay a negotiated portion of those fees back to the Advisor for services it provides in connection with the AssetMark Platform, including: establishing and maintaining electronic communication channels with the intermediaries and the Fund’s transfer agent; processing investor transactions under relevant asset allocation models and packaging order information for delivery to the intermediaries; maintaining shareholder records; generating quarterly holdings, performance and account summary reports; and generally assisting in the operation of the AssetMark Platform.  These types of negotiated payments are common among intermediaries and the managed account platform providers that use them.  The amounts paid to the Advisor are included in the column entitled “Payments to intermediaries” shown in the table above.

With the exception of payments to the Advisor in its capacity as the sponsor of the AssetMark Platform as described above, no “interested person” of the Fund, as defined in the 1940 Act, and no Independent Trustee of the Trust has or had a direct or indirect financial interest in the Plan or any related agreement.]

Shareholder Servicing

The Fund may enter into agreements with certain entities that provide various services to Fund shareholders.  Pursuant to such agreements, organizations that provide shareholder services may be entitled to receive fees from the Fund for shareholder support.  Such support may include, among other things, assisting investors in processing their purchase, exchange or redemption requests, or processing dividend and distribution payments.

No shareholder services fee information is provided because the Fund was not offered for sale prior to [____], 2016, the date of this SAI.

Service Providers

The Fund entered into a number of agreements whereby certain parties provide various services to the Fund.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides accounting and administrative services and shareholder servicing to the Fund as transfer agent and dividend disbursing agent.  USBFS’ address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The services provided under the Transfer Agent Servicing Agreement include processing purchase and tender transactions; establishing and maintaining shareholder accounts and records; disbursing dividends declared by the Fund; day-to-day administration of matters related to the existence of the Fund under state law (other than rendering investment advice); maintenance of its records; preparation, mailing and filing of reports; and assistance in monitoring the total number of shares sold in each state for “Blue Sky” purposes.

Pursuant to the Fund Administration Servicing Agreement and the Fund Accounting Servicing Agreement, each between USBFS and the Fund, USBFS also performs certain administrative, accounting and tax reporting functions for the Fund, including preparing and filing federal and state tax returns, preparing and filing securities registration compliance filings with various states, compiling data for and preparing notices to the SEC, assistance in the preparation of the Fund’s registration statement under federal and state securities laws, preparing financial statements for the Annual and Semi-Annual Reports to the SEC and current investors, monitoring the Fund’s expense accruals, and calculating the weekly NAV for the Fund from time to time, monitoring the Fund’s compliance with its investment objective and restrictions.

No administrative services fee information is provided because the Fund was not offered for sale prior to [____], 2016, the date of this SAI.

U.S. Bank, N.A., an affiliate of USBFS, is the custodian of the assets of the Fund, as well as the Fund’s Foreign Custody Manager (“Custodian”), pursuant to a custody agreement between the Custodian and the Fund (“Custody Agreement”).  The Custodian is compensated for its services to the Fund by fees paid on a per transaction basis, and the Fund also pays certain of the Custodian’s related out-of-pocket expenses.  The Custodian’s address is Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212.

The Advisor provides certain administrative services to the Fund, pursuant to an Administrative Services Agreement between the Fund and the Advisor, for which the Advisor receives a fee of 0.25% of the average [weekly] net assets of the Fund.  The administrative services may include development and maintenance of a web-based software platform for both investment advisers and shareholders; creation of a customized full-color client investment policy statement for each individual client; facilitating the initiation and setup of new account and related asset transfers; reviewing and following up on custodial paperwork; attending to shareholder correspondence, requests and inquiries, and other communications with shareholders and their representatives; assisting with the processing of purchases and tenders  of shares; and monitoring and overseeing non-advisory relationships with entities providing services to the Fund, including the transfer agent and custodian.

The Fund did not pay any fees to the Advisor under the Administrative Services Agreement prior to [_____], 2016, the date of this SAI, because the Fund was not offered for sale prior to such date.

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “AML Program”), as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of an Anti-Money Laundering Compliance Officer, an ongoing training program and an independent audit function to determine the effectiveness of the AML Program.

The Board has delegated implementation of certain elements of the AML Program to the Fund’s omnibus account holders, also known as intermediaries.  Procedures to implement the AML Program include, but are not limited to, a determination by the Board that the Fund’s omnibus account holders have established proper anti-money laundering procedures, the omnibus account holders are reporting suspicious and/or fraudulent activity, and the omnibus account holders are performing a complete and thorough review of all new opening accounts.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified in accordance with the AML Program.

Codes of Ethics

The Fund, the Advisor, the Distributor and the sub-advisor have adopted codes of ethics that govern the personal securities transactions of their respective personnel.  Pursuant to each such code of ethics, their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Fund), subject to certain conditions.  Each code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.  Each code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of each code of ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Guidelines

Federal law requires the Fund, the Advisor and each sub-advisor to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund.  Descriptions of such Proxy Voting Guidelines are attached as Appendix B to this SAI.  Information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be obtained (1) without charge, upon request, by calling 800-352-9910 and (2) on the SEC’s website at http://www.sec.gov.

Valuation of Shares

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their NAV per share next determined after an order is accepted by the Fund.  NAV per share is determined no less frequently than weekly, and at such other times as required by Rule 23c-3 under the 1940 Act.  The NAV per share of the Fund is calculated by adding the value of all of the securities and other assets of the Fund, deducting all liabilities of the Fund (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, and dividing by the number of outstanding shares of the Fund, the result being adjusted to the nearest cent.

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the last quoted sale price on each business day (defined as days on which the Fund is open for business (“Business Day”)).  Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ Official Closing Price on each Business Day.  If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the mean between the most recent quoted bid and asked price.  Price information on listed securities is taken from the exchange where the security is primarily traded.

Information about the market value of each portfolio security may be obtained by the Advisor from an independent pricing service.  The pricing service relies primarily on prices of actual market transactions as well as trader quotations.  However, the pricing service may use a matrix system to determine valuations of fixed income securities.  This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  The procedures used by the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Trustees.

U.S. government and agency securities are valued at the mean between the most recent bid and asked prices.  Other fixed-income securities that have a maturity of greater than 60 days are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  Fixed-income securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which approximates market value and involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances), assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument.  During periods of declining interest rates, the [weekly] yield of the Fund may tend to be higher than a comparable computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities.  Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a company solely utilizing market values, and existing shareholders in the Fund would experience a lower yield.  The converse would apply during a period of rising interest rates.

Options traded on an exchange are valued at the last reported sale price on the exchange on which the option is traded.  If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked price.  Futures contracts are valued at the daily quoted settlement prices.  Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using procedures and methods determined by the Board.

If the price of any portfolio asset cannot be obtained from a pricing service or other pre-approved source, or if the Advisor deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, the Fund will value such investments in accordance with fair value procedures adopted by the Board. Valuation of illiquid investments may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. An instrument that is fair-valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures.

Portfolio Transactions

Assets of the Fund are invested by the Advisor and the sub-advisor in a manner consistent with the Fund’s investment objective, strategies, policies and restrictions, as well as with any instructions the Board may issue from time to time.  Within this framework, the Advisor and sub-advisor are responsible for making all determinations as to the purchase and sale of portfolio securities for the Fund, and for taking all steps necessary to implement securities transactions on behalf of the Fund.  When placing orders, the Advisor and sub-advisor will seek to obtain the best net results taking into account such factors as price (including applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved.

The Fund has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities.  The Advisor may, from time to time, request that the sub-advisor direct trades to certain brokers that provide favorable commission rates, subject to the sub-advisor’s obligation to obtain best execution.  The Fund will not purchase portfolio securities from any affiliated person acting as principal except in conformity with SEC regulations.

For securities traded in the over-the-counter markets, the Advisor or sub-advisor deal directly with the dealers who make markets in these securities unless better prices and execution are available elsewhere.  The Advisor or sub-advisor negotiates commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Advisor or sub-advisor generally seek reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available.  The Board periodically reviews the commission rates and the allocation of orders.

When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the sub-advisor.  The commissions on such brokerage transactions with investment research or services may be higher than another broker might have charged for the same transaction in recognition of the value of research or services provided.  Such research or services include advice, both orally and in writing, as to:  the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  In addition, for the Advisor, such research or services may include advice concerning the allocation of assets among sub-advisors and the suitability of sub-advisor.  To the extent portfolio transactions are effected with broker-dealers who furnish research and/or other services to the Advisor or sub-advisor, the Advisor or sub-advisor receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions.  Such research or services provided by a broker-dealer through whom the Advisor or a sub-advisor effects securities transactions for the Fund may be used by the Advisor or sub-advisor in servicing all of its accounts.  In addition, the Advisor or sub-advisor may not use all of the research and services provided by such broker-dealer in connection with the Fund.

The Fund may also enter into arrangements, commonly referred to as “brokerage/service arrangements” with broker-dealers pursuant to which a broker-dealer agrees to pay the cost of certain products or services provided to the Fund in exchange for fund brokerage.  Under a typical brokerage/service arrangement, a broker agrees to pay a portion of the Fund’s custodian, administrative or transfer agency fees, and in exchange, the Fund agrees to direct a minimum amount of brokerage to the broker.  The sub-advisor, on behalf of the Fund, usually negotiates the terms of the contract with the service provider, which is paid directly by the broker.

The same security may be suitable for the Fund, another fund or other private accounts managed by the Advisor or sub-advisor.  If and when the Fund and two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the accounts.  The simultaneous purchase or sale of the same securities by the Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

No information regarding brokerage commissions paid by the Fund is provided because the Fund was not offered for sale prior to [_____], 2016, the date of this SAI.   As of the date of this SAI, the Fund had not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act).

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor or sub-advisor, investment considerations warrant such action.  The portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

Taxes

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice.  All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “fund”) under Subchapter M of the Code.  If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•
Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•
Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•
Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements.  See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance.  In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to tenders of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate  may result in higher taxes. This is because the Fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance.  See, “Taxation of Fund Distributions - Distributions of capital gains” below.  For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes.  See, “Non-U.S. Investors – Capital gain dividends” and “Short-term capital gain dividends and interest-related dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses.  Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.  Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund.  An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and repurchases or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience an ownership change.  Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses.  The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of capital gains” below).  A “qualified late year loss” includes:

1.	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and
2.
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute net capital gains.  If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax.  To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income  (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income.  The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year.  Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31.  Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year.  Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided.  In addition, the Fund reserves the right to incur an excise tax liability if the cost to the Fund of paying a dividend to avoid an excise tax is anticipated to exceed the excise tax liability itself. Also, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available, such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.  Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund Distributions.  The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income.  The Fund receives ordinary income generally in the form of dividends and/or interest on its investments.  The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.  In the case of the Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.  See the discussion below under the headings, “Qualified dividend income for individuals” and “Dividends-received deduction for corporations”

Distributions of capital gains.  The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.  Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or REITs (see, “Tax Treatment of Portfolio Transactions —Investments in U.S. REITs” below).

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations.  For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor.  Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.  Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities.  At the time of your purchase of shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits.  If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund.  If this election is made, the Fund may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply.  The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  See, “Tax Treatment of Portfolio Transactions – Securities lending” below.

Tax credit bonds.  If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

U.S. government securities.  Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations) generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January.  Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October,

November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax.  A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income.  In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).  Net investment income does not include exempt-interest dividends.  This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Repurchases of Fund Shares. Repurchases of Fund Shares pursuant to a repurchase offer will be treated as a sale or exchange of the Shares if the repurchase (a) results in a complete termination of the Shareholder’s interest in the Fund, (b) is “substantially disproportionate” with respect to the Shareholder (generally meaning that after the repurchase the Shareholder’s percentage interest in the Fund is less than 80% of his or her percentage interest prior to the repurchase), or (c) is “not essentially equivalent to a dividend.” In determining whether any of these tests has been met a Shareholder generally needs to take into account Shares that he or she owns directly or is considered to own under certain constructive ownership rules in the Internal Revenue Code. If any of these three tests is met, a repurchase of Fund Shares will result in a taxable gain or loss equal to the difference between the amount realized and the Shareholder’s basis in the Shares repurchased. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder’s hands, and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If none of the three tests described above is met with respect to a repurchase, then amounts received by a Shareholder will be taxable (1) as a dividend to the extent of such Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits, (2) thereafter, as a non-taxable return of capital to the extent of the Shareholder’s adjusted basis, and (3) thereafter, as taxable gain. Any adjusted basis in the Shares repurchased that exceeds the amount of the non-taxable return of capital under the preceding sentence will be reassigned to the remaining Shares held by the Shareholder. Under such circumstances, it is also possible that the other Shareholders may be considered to have received a deemed distribution of all or a portion of their allocable shares of the Fund’s current and accumulated earnings and profits.

Tax basis information. The cost basis of the shares that you purchase or acquire is required to be reported to you and the IRS annually on Form 1099-B where the cost basis of the shares is known (referred to as “covered shares”) and which are disposed of after that date.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  The cost basis of your Fund shares sold or exchanged will be computed and reported by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS.  However information on all possible basis, holding period or other adjustments might not be taken into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Wash sales.  All or a portion of any loss that you realize on repurchase of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share tender.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Tenders at a loss within six months of purchase.  Any loss incurred on repurchase of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Reportable transactions.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders.  This section should be read in conjunction with the discussion above under “Investment Policies and Associated Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general.  In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a  fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for the Fund . Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund -level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.  In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC investments. The Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund . Foreign companies are not required to identify themselves as PFICs.  Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election.  If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment.  The Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to the Fund that has a non-REIT strategy.

Investments in partnerships and QPTPs.   For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund.  While the rules are not entirely clear with respect to the Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).  All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a regulated investment company.  Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to the Fund with respect to items attributable to an interest in a QPTP.  Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

To the extent an MLP is a partnership (whether or not a QPTP), some amounts received by the Fund with respect to an investment in MLPs will likely be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, the Fund will likely realize taxable income in excess of economic gain with respect to those MLP interests (or if the Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its Distribution Requirement. The Fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of the Fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent the Fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the Fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs, controlled foreign corporations (“CFCs”), or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which the Fund can invest in MLPs. The U.S. federal income tax consequences of the Fund’s investments in PFICs are discussed above.

Investments in commodities —structured notes, corporate subsidiary and certain ETFs.  Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See “Taxation of the Fund.”  Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the Fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, as of the date of this Statement of Additional Information, the IRS suspended the issuance of any further private letter rulings in July 2011 pending a review of its position. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes, or a corporate subsidiary, the Fund may no longer be able to utilize commodity index-linked notes or a corporate subsidiary to gain commodity exposure. In addition, the Fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which the Fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the Fund must continue to satisfy to maintain its status as a regulated investment company. The Fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement.  If the Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Securities lending.  While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  Additionally, in the case of the Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event.  Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.  Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.  Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character.   The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding.  By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,
•	certify that this number is correct,
•	certify that you are not subject to backup withholding, and
•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors.  Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends.  In general, capital gain dividends reported by the Fund to shareholders, as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Exempt-interest dividends.  In general, exempt-interest dividends reported by the Fund to shareholders as paid from net tax-exempt income are not subject to U.S. withholding tax.

Short-term capital gain dividends and interest-related dividends.  Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” included, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends.  Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits.  Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or tender of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property.  The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a

U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity.  A RIC will be classified as a qualified investment entity only with respect to any distribution by the RIC which is attributable directly or indirectly to a distribution to the RIC from a U.S. REIT (“FIRPTA distribution”) and if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”).  If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident U.S. income tax return.  In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or tender of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules.  Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.  Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”).  Under FATCA, the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”): (a) income dividends and (b) after Dec. 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares.   The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them.  The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI’s country of residence), which will, in turn, report the specified information to the IRS.  An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner.  The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.  Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund.  The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.  Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations.  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Performance Information

The Fund may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Fund may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Fund or to the Advisor, should be considered in light of the Fund’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

Independent Registered Public Accounting Firm

[______], [Address], serves as the Fund’s independent registered public accounting firm, whose services include an audit of the Fund’s financial statements and the performance of other related audit and tax services.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as the Fund’s legal counsel.

Financial Statements

Set forth below are the initial audited financial statements of the Fund as of [____], 2016.

Appendix A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” -  Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

Appendix B

PROXY VOTING POLICIES

The following information is a summary of the proxy voting guidelines for the Advisor and the sub-advisor.

[To be included in subsequent filing.]

B-1

GUIDEMARK ALTERNATIVE LENDING INCOME FUND

PART C

OTHER INFORMATION

ITEM 25.  Financial Statements and Exhibits

(1)           Financial Statements:

Part A           None

Part B           Financial statements included in the Statement of Additional Information.(3)

(2)           Exhibits:

(a)(1)           Certificate of Trust of the Registrant, dated November 4, 2015.(1)
(a)(2)	Amended and Restated Agreement and Declaration of Trust of the Registrant, adopted as of November 4, 2015, amended and restated as of January 19, 2016.(2)
(b)           By-Laws of the Registrant. (1)
(c)           Not applicable.
(d)           Agreement and Declaration of Trust – Articles III, IV, V, VIII and IX(2)
   Bylaws – Articles II and VIII(1)
(e)           Not applicable.
(f)           Not applicable.
(g)(1)           Form of Investment Advisory Agreement between the Registrant and AssetMark, Inc. (2)
(g)(2)	Form of Sub-advisory Agreement between AssetMark, Inc. and Echelon Capital Strategies, LLC, d/b/a Echelon Asset Management (3)
(g)(3)           Form of Expense Limitation Agreement(3)
(h)           Form of Distribution Agreement between the Registration and AssetMark Brokerage, LLC(3)
(i)           Not applicable.
(j)           Form of Custodian Agreement between the Registrant and U.S. Bank, N.A.(3)
(k)           Form of Transfer and Dividend Disbursing Agency Agreement between the Registrant and U.S.Bancorp Fund Services, LLC(3)
(l)           Opinion and Consent of Counsel (Stradley, Ronon, Stevens & Young, LLP) (3)
(m)           Not applicable.
(n)           Consent of Independent Registered Public Accounting Firm(3)
(o)           Not applicable.
(p)           Initial Seed Capital Letter(3)
(q)           Not Applicable
(r)(1)           Code of Ethics for the Registrant(3)
(r)(2)           Code of Ethics for AssetMark, Inc.(3)
(r)(3)           Code of Ethics for Sub-Advisor(3)
(r)(4)           Code of Ethics for AssetMark Brokerage, LLC(3)
(s)           Power of Attorney(1)

(1)	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-2, as filed with the SEC on November 13, 2015.
(2)    Filed herewith.
(3)    To be filed by amendment.

ITEM 26.  Marketing Arrangements

Not applicable

ITEM 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission Registration Fee	$	*
Financial Industry Regulatory Authority Fees		*
Trustees’ fees		*
Transfer agent fees		*
Printing and engraving expenses		*
Accounting fees and expenses		*
Legal fees and expenses		*
Blue Sky filing fees and expenses		*
Miscellaneous		*
___

Total

        * To be filed by amendment.

ITEM 28.  Persons Controlled by or Under Common Control

None

ITEM 29.  Number of Holders of Securities

Title of Class	Number of Record Holders
Class [ ]	None

ITEM 30.  Indemnification

Indemnification. Articles VII of the Agreement and Declaration of Trust.

Under the terms of the Delaware Statutory Trust  Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration  of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the stands and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee beneficial owner or other person from an against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owners for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

(a)	Indemnification of the Trustees and officers of the Registrant is provided for in Article VII of the Registrant’s Agreement and Declaration of Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 31.  Business and Other Connections of Investment Advisor

AssetMark, Inc. (the “Advisor”), serves as the investment advisor to the Fund under an investment advisory agreement with the Fund.  The Advisor is a registered investment advisor with the SEC.  AssetMark is owned and controlled by (i) private equity funds managed by Aquiline Capital Partners LLC and its affiliates (“Aquiline”), and by Genstar Capital Management, LLC and its affiliates (“Genstar”), and (ii) certain senior management of AssetMark and other affiliates.  AssetMark, Inc. is located at 1655 Grant Street, 10th Floor, California 94520 and is primarily engaged in providing investment management services. Additional information regarding AssetMark, Inc., and information as to the officers and directors of AssetMark, Inc., is included in its Form ADV, as filed with the SEC (registration number 801-56323), and is incorporated herein by reference.

Echelon Capital Strategies, LLC, d/b/a Echelon Asset Management (“Echelon”)  serves as a sub-advisor to the Fund.   Echelon is a registered investment advisor with the SEC, and is located at One Kaiser Plaza, Suite 1485, Oakland, CA 94612.  Additional information regarding Echelon, and information as to the officers and directors of Echelon, is included in its Form ADV, as filed with the SEC (registration number 801-106713), and is incorporated herein by reference.

ITEM 32.  Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that section are maintained in the following locations:

Registrant’s Investment Advisor                      AssetMark, Inc.
1655 Grant Street, 10th Floor
Concord, CA 94520-2445

Registrant’s Sub-Advisor                                   Echelon Capital Strategies, LLC, d/b/a Echelon Asset Management
One Kaiser Plaza, Suite 1485
Oakland, CA 94612

Registrant’s Distributor                                      AssetMark BrokerageTM, LLC
1655 Grant Street, 10th Floor
Concord, CA 94520-2445

ITEM 33.  Management Services

None

ITEM 34.   Undertakings

(1)	Not Applicable

(2)	Not Applicable

(3)	Not Applicable

(4)	a. The undersigned Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

1.	to include any prospectus required by Section 10(a)(3) of the 1933 Act [15 U.S.C. 77j(a)(3)];
2.
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

3.
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b. The undersigned Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c. Not Applicable.

d. The undersigned Registrant undertakes that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

1.	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act [17 CFR 230.497];
2.
the portion of any advertisement pursuant to Rule 482 under the 1933 Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

3.	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)	Not Applicable.

(6)
An undertaking to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Concord, and State of California, on April 29, 2016.

GuideMark Alternative Lending Income Fund

By:	/s/ Carrie E. Hansen
Carrie E. Hansen, President

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Carrie E. Hansen	President, Trustee and Chairman	April 29, 2016
Carrie E. Hansen

David M. Dunford*	Trustee	April 29, 2016
David M. Dunford

Paul S. Feinberg*	Trustee	April 29, 2016
Paul S. Feinberg

Dennis G. Schmal*	Trustee	April 29, 2016
Dennis G. Schmal

/s/ Patrick R. Young	Treasurer	April 29, 2016
Patrick R. Young

*By:     /s/ Carrie E. Hansen
Carrie E. Hansen

Attorney-in-Fact pursuant to Power of Attorney filed as an exhibit to the Registrant’s Registration Statement on Form N-2, as filed with the SEC on November 13, 2015.

EXHIBIT INDEX

Exhibit No.	Exhibit Name
(a)(2)	Amended and Restated Agreement and Declaration of Trust of the Registrant, adopted as of November 4, 2015, amended and restated as of January 19, 2016.
(g)(1)	Form of Investment Advisory Agreement between the Registrant and AssetMark, Inc.